UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

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Exchange Act of 1934 (Amendment No.  )

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Ryder System, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Ryder System, Inc.
11690 N.W. 105th Street
Miami, Florida 33178

NOTICE OF 2008 ANNUAL MEETING OF SHAREHOLDERS

Time:	10:00 a.m., Eastern Daylight Time

Date:	Friday, May 2, 2008

Place:	Ryder System, Inc. Headquarters 11690 N.W. 105th Street Miami, Florida 33178

Purpose:	1. To elect three directors.

2. To approve an amendment to the Ryder System, Inc. 2005 Equity Compensation Plan.

3. To ratify the appointment of PricewaterhouseCoopers LLP as our independent auditor.

4. To consider any other business that is properly presented at the meeting.

Who May Vote:	You may vote if you were a record owner of our common stock at the close of business on March 7, 2008.

Proxy Voting:	Your vote is important. You may vote by signing, dating and returning the enclosed proxy card in the proxy envelope, by calling the toll free number on the proxy card or via the Internet using the instructions on the proxy card.

By order of the Board of Directors,

Robert D. Fatovic
Executive Vice President, Chief Legal Officer and Corporate Secretary

Miami, Florida
March 21, 2008

RYDER SYSTEM, INC.
11690 N.W. 105th STREET
MIAMI, FLORIDA 33178

PROXY STATEMENT

INFORMATION ABOUT OUR ANNUAL MEETING

You are receiving this proxy statement because you own shares of Ryder common stock that entitle you to vote at the 2008 annual meeting of shareholders. Our Board of Directors is soliciting proxies from shareholders who wish to vote at the meeting. By use of a proxy, you can vote even if you do not attend the meeting. This proxy statement describes the matters on which you are being asked to vote and provides information on those matters so that you can make an informed decision. The notice of annual meeting, this proxy statement and the proxy card are being mailed to shareholders on or about March 21, 2008.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 2, 2008.

The Company’s Proxy Statement and Annual Report are available online at: http://annualmeeting.ryder.com

Q:	When and where is the annual meeting?

A:	We will hold the annual meeting on Friday, May 2, 2008, at 10:00 a.m. Eastern Daylight Time at the Ryder System, Inc. Headquarters, 11690 N.W. 105th Street, Miami, Florida 33178. A map with directions to the meeting can be found on the enclosed proxy card.

Q:	What am I voting on?

A:	You are voting on three proposals:

1. Election of directors as follows: L. Patrick Hassey, Lynn M. Martin and Hansel E. Tookes, II for a three-year term expiring at the 2011 annual meeting of shareholders.

2. Approval of an amendment to the Ryder System, Inc. 2005 Equity Compensation Plan to increase the total number of shares available for grant under the Plan and to increase the limit on the number of shares available for “full value” awards granted under the Plan.

3. Ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditor.

You will also be voting on such other business, if any, as may properly come before the meeting, or any adjournment of the meeting.

Q:	What are the voting recommendations of the Board of Directors?

A:	The Board recommends that you vote:

• FOR the election of each of the director nominees

• FOR the approval of the amendment to the Ryder System, Inc. 2005 Equity Compensation Plan

• FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditor

Q:	Who can vote?

A:	The Board of Directors has set March 7, 2008 as the record date for the annual meeting of shareholders. Holders of Ryder common stock at the close of business on the record date are entitled to vote their shares at the annual meeting of shareholders. As of March 7, 2008, there were 57,446,317 shares of common stock issued, outstanding and entitled to vote. Each share of common stock issued and outstanding is entitled to one vote.

Q:	What is a shareholder of record?

A:	You are a shareholder of record if you are registered as a shareholder with our transfer agent, Computershare Trust Company, N.A.

Q:	What is a beneficial shareholder?

A:	You are a beneficial shareholder if a brokerage firm, bank, trustee or other agent (the “nominee”) holds your shares. This is often called ownership in “street name,” since your name does not appear anywhere in our records.

Q:	What shares are reflected on my proxy?

A:	Your proxy reflects all shares owned by you at the close of business on March 7, 2008. For participants in our 401(k) Plan, shares held in your account as of that date are included in your proxy, and the enclosed proxy card will serve as a voting instruction for the trustee of our 401(k) Plan who will vote your shares as you instruct.

Q:	How many votes are needed for the proposals to pass?

A:	The affirmative vote of the holders of at least a majority of the total number of shares issued and outstanding and entitled to vote is required for the election of each director and for approval of each proposal to be presented at the meeting.

Q:	What is a quorum?

A:	A quorum is the minimum number of shares required to hold a meeting. Under our By-Laws, the holders of a majority of the total number of shares issued and outstanding and entitled to vote at the meeting must be present in person or represented by proxy for a quorum. Broker non-votes and proxies received but marked as abstentions will be included in the calculation of the number of votes considered to be present at the meeting. A broker non-vote occurs when a broker or other nominee who holds shares for another does not vote on a particular item because the nominee does not have discretionary voting authority for that item and has not received instructions from the owner of the shares.

Q:	Who can attend the annual meeting?

A:	Only shareholders are invited to attend the annual meeting. To gain admittance, you must bring a form of personal identification to the meeting, where your name will be verified against our shareholder list. If a broker or other nominee holds your shares and you plan to attend the meeting, you should bring a recent brokerage statement showing your ownership of the shares and a form of personal identification. If you wish to vote your shares which are held by a broker or other nominee at the meeting, you must obtain a proxy from your broker or nominee and bring your proxy to the meeting.

Q:	How do I vote?

A:	If you are a shareholder of record, you may vote on the Internet, by telephone or by signing, dating and mailing your proxy card. Detailed instructions for Internet and telephone voting are set forth on the enclosed proxy card.

If your shares are held in our 401(k) Plan, the enclosed proxy will serve as a voting instruction for the trustee of our 401(k) Plan who will vote your shares as you instruct. To allow sufficient time for the trustee to vote, your voting instructions must be received by April 29, 2008. If the trustee does not receive your instructions by that date, the trustee will vote the shares you hold through our 401(k) Plan in the same proportion as those shares in our 401(k) Plan for which voting instructions were received.

If you are a beneficial shareholder, you must follow the voting procedures of your broker, bank or trustee included with your proxy materials.

Q:	What does it mean if I receive more than one proxy card?

A:	It means that you hold shares in more than one account. To ensure that all your shares are voted, sign and return each proxy card. Alternatively, if you vote by telephone or on the Internet, you will need to vote once for each proxy card and voting instruction card you receive.

Q:	If I plan to attend the annual meeting, should I still vote by proxy?

A:	Yes. Casting your vote in advance does not affect your right to attend the annual meeting.

If you send in your proxy card and also attend the meeting, you do not need to vote again at the meeting unless you want to change your vote. Written ballots will be available at the meeting for shareholders of record.

Beneficial shareholders who wish to vote in person must request a proxy from the nominee and bring that proxy to the annual meeting.

Q:	Who pays the cost of this proxy solicitation?

A:	We pay the cost of soliciting your proxy and reimburse brokerage firms and others for forwarding proxy materials to you. We have hired D.F. King & Co., Inc., a proxy solicitation firm, to assist with the distribution of proxy materials and the solicitation of votes at an estimated cost of $20,500, plus out-of-pocket expenses. In addition to solicitation by mail, solicitations may also be made by personal interview, letter, fax and telephone.

Q:	What is Householding?

A:	The Securities and Exchange Commission’s (SEC) Householding rule affects the delivery of our annual disclosure documents (such as annual reports, proxy statements, notices of internet availability of proxy materials and other information statements) to shareholders. Under this rule, we are allowed to deliver a single set of our annual report and proxy statement to multiple shareholders at a shared address or household, unless a shareholder at that shared address delivers contrary instructions to us through our transfer agent, Computershare Trust Company, N.A. Each shareholder will continue to receive a separate proxy card or voting instruction card even when a single set of materials is sent to a shared address under the Householding rule. The Householding rule is designed to reduce the expense of sending multiple disclosure documents to the same address.

If you are a registered shareholder and you want to request a separate copy of this proxy statement or accompanying annual report, you may contact our Investor Relations Department by calling (305) 500-4053, in writing at Ryder System, Inc., Investor Relations Department, 11690 N.W. 105th Street, Miami, Florida 33178, or by e-mail to RyderforInvestors@ryder.com, and a copy will be promptly sent to you. If you wish to receive separate documents in future mailings, please contact our transfer agent, Computershare Trust Company, N.A. by calling (800) 730-4001, in writing at Computershare, P.O. Box 43078, Providence, RI 02940-3078, or by e-mail at http://www-us.computershare.com/investor/contactus/. Our 2007 annual report and this proxy statement are also available through our website at www.ryder.com.

Two or more shareholders sharing an address can request delivery of a single copy of annual disclosure documents if they are receiving multiple copies by contacting Computershare in the manner set forth above.

If a broker or other nominee holds your shares, please contact such holder directly to inquire about the possibility of Householding.

Q:	Who tabulates the votes?

A:	Our Board of Directors has appointed Computershare Trust Company, N.A. as the independent Inspector of Election. Representatives of Computershare will count the votes.

Q:	Is my vote confidential?

A:	Yes. The voting instructions of shareholders of record will only be available to the Inspector of Election (Computershare) and proxy solicitor (D.F. King). Voting instructions for employee benefit plans will only be available to the plans’ trustees and the Inspector of Election. The voting instructions of beneficial shareholders will only be available to the shareholder’s bank, broker or trustee. Your voting records will not be disclosed to us unless required by a legal order, requested by you or cast in a contested election.

Q:	What if I abstain or withhold authority to vote on a proposal?

A:	If you sign and return your proxy card marked “abstain” or “withheld” on any proposal, your shares will not be voted on that proposal and will not be counted as votes cast in the final tally of votes with regard to that proposal. However, your shares will be counted for purposes of determining whether a quorum is present. Accordingly, a marking of “abstain” or “withheld” on any proposal will have the same effect as a vote against the proposal.

Q:	What if I sign and return my proxy card without making any selections?

A:	If you sign and return your proxy card without making any selections, your shares will be voted “FOR” proposals 1, 2 and 3. If other matters properly come before the meeting, the proxy committee will have the authority to vote on those matters for you at their discretion. As of the date of this proxy, we are not aware of any matters that will come before the meeting other than those disclosed in this proxy statement.

Q:	What if I am a beneficial shareholder and I do not give the nominee voting instructions?

A:	If you are a beneficial shareholder and your shares are held in the name of a broker, the broker is permitted to vote your shares on the election of directors and the ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditor even if the broker does not receive voting instructions from you. Under New York Stock Exchange (NYSE) rules, your broker may not vote your shares on the proposal relating to the 2005 Equity Compensation Plan absent instructions from you. Without your instructions on this proposal, your shares may not be voted on this matter and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

If you are a beneficial shareholder and your shares are held by a bank, trustee or other agent, your shares will not be voted unless you give the nominee voting instructions.

Q:	How do I change my vote?

A:	A shareholder of record may revoke a proxy by giving written notice of revocation to our Corporate Secretary before the meeting, by delivering a later-dated proxy (either in writing, by telephone or over the Internet), or by voting in person at the annual meeting.

If you are a beneficial shareholder, you may change your vote by following the nominee’s procedures for revoking or changing your proxy.

Q:	When are shareholder proposals for next year’s annual meeting due?

A:	To be considered for inclusion in Ryder’s 2009 proxy statement, shareholder proposals must be delivered in writing to us at 11690 N.W. 105th Street, Miami, Florida 33178, Attention: Corporate Secretary, no later than November 21, 2008. Additionally, we must receive proper notice of any shareholder proposal to be submitted at the 2009 annual meeting of shareholders (but not required to be included in our proxy statement) 90 days before the date of the 2009 annual meeting.

There are additional requirements under our By-Laws and the proxy rules to present a proposal, such as continuing to own a minimum number of Ryder shares until the annual meeting. A copy of our By-Laws can be obtained from our Corporate Secretary. The By-Laws are also included in our filings with the SEC which are available on the SEC’s website at www.sec.gov.

Q:	Can I receive future proxy materials electronically?

A:	Yes. If you are a shareholder of record you may, if you wish, receive future proxy statements and annual reports online. If you vote via the Internet as described on your proxy card, you may sign up for electronic delivery at the same time. You may also register for electronic delivery of future proxy materials on the Investor Relations page of our website at www.ryder.com.

If you elect this feature, you will receive an e-mail message notifying you when the materials are available along with a web address for viewing the materials and instructions for voting by telephone or on the Internet.

We encourage you to sign up for electronic delivery of future proxy materials as this will allow you to receive the materials more quickly and will reduce printing and mailing cost.

ELECTION OF DIRECTORS

(Proposal 1)

Under our By-Laws, directors are elected for three-year terms, typically with one-third of the directors standing for election in any given year. The three directors whose terms expire at the 2008 Annual Meeting of Shareholders are L. Patrick Hassey, Lynn M. Martin and Hansel E. Tookes, II. Upon the recommendation of the Corporate Governance and Nominating Committee, our Board of Directors has nominated Mr. Hassey, Ms. Martin and Mr. Tookes for re-election at the 2008 Annual Meeting of Shareholders for a three-year term that expires at the 2011 Annual Meeting of Shareholders, and each have consented to serve if elected.

Our Board of Directors determined that each director nominee qualifies as independent under applicable regulations, our By-Laws, and the categorical director independence standards adopted by our Board of Directors and set forth under “Director Independence” on page 11 of this proxy statement.

John M. Berra, Luis P. Nieto, Jr., E. Follin Smith and Gregory T. Swienton are currently serving terms that expire at the 2009 Annual Meeting of Shareholders. David I. Fuente, Eugene A. Renna, Abbie J. Smith and Christine A. Varney are currently serving terms that expire at the 2010 Annual Meeting of Shareholders.

The principal occupation and certain other information about each director and director nominee appears on the following pages.

The Board of Directors recommends a vote FOR the election of each of the director nominees.

NOMINEES FOR DIRECTOR
FOR A TERM OF OFFICE EXPIRING AT THE 2011 ANNUAL MEETING

L. Patrick Hassey, 62, is Chairman, President and Chief Executive Officer of Allegheny Technologies Incorporated (ATI), a global leader in the production of specialty materials. Mr. Hassey was Executive Vice President and a member of the corporate executive committee of Alcoa, Inc. from May 2000 until his early retirement in February 2003. He served as Executive Vice President of Alcoa and Group President of Alcoa Industrial Components from May 2000 to October 2002. Prior to May 2000, Mr. Hassey served as Executive Vice President of Alcoa and President of Alcoa Europe, Inc. Prior to becoming President and Chief Executive Officer of ATI in October 2003, he was an outside management consultant to ATI executive management.

Mr. Hassey was elected to the Board of Directors in December 2005 and is a member of the Compensation Committee and the Corporate Governance and Nominating Committee.

Mr. Hassey serves on the Boards of Directors of ATI and the Allegheny Conference on Community Development, which serves Southwestern Pennsylvania.

Lynn M. Martin, 68, served as Secretary of Labor under President George H.W. Bush from 1991 to 1993. Ms. Martin is the President of Martin Hall Group LLC, a consulting firm. She is a regular commentator, panelist, columnist and speaker on issues relating to the changing global economic and political environment. Ms. Martin was the Davie Chair at the J.L. Kellogg Graduate School of Management and a Fellow of the Kennedy School Institute of Politics.

Ms. Martin was elected to the Board of Directors in August 1993 and is a member of the Compensation Committee and the Corporate Governance and Nominating Committee.

Ms. Martin serves on the Boards of Directors of The Procter & Gamble Company, AT&T Inc., The Dreyfus Funds, Constellation Energy Group, Inc. and Chicago’s Lincoln Park Zoo. She is also a member of the Council on Foreign Relations and the Chicago Council of Global Affairs.

Hansel E. Tookes, II, 60, retired from Raytheon Company in December 2002. He joined Raytheon in September 1999 as President and Chief Operating Officer of Raytheon Aircraft Company. He was appointed Chief Executive Officer in January 2000 and Chairman in August 2000. Mr. Tookes became President of Raytheon International in May 2001. Prior to joining Raytheon in 1999, Mr. Tookes had served as President of Pratt & Whitney’s Large Military Engines Group since 1996. He joined Pratt & Whitney’s parent company, United Technologies Corporation in 1980. Mr. Tookes was a Lieutenant Commander and military pilot in the U.S. Navy and later served as a commercial pilot with United Airlines.

Mr. Tookes was elected to the Board of Directors in September 2002 and is the Chair of the Finance Committee and a member of the Audit Committee.

Mr. Tookes serves on the Boards of Directors of BBA Aviation plc, Corning Incorporated, FPL Group, Inc., and Harris Corporation.

DIRECTORS CONTINUING IN OFFICE

John M. Berra, 60, is Executive Vice President of Emerson Electric Company and President of Emerson Process Management, a global leader in providing solutions to customers in process control. Mr. Berra joined Emerson’s Rosemount division as a marketing manager in 1976 and thereafter continued assuming more prominent roles in the organization until 1997 when he was named President of Emerson’s Fisher-Rosemount division (now Emerson Process Management). Prior to joining Emerson, Mr. Berra was an instrument and electrical engineer with Monsanto Company.

Mr. Berra was elected to the Board of Directors in July 2003 and is the Chair of the Compensation Committee and a member of the Finance Committee.

Mr. Berra serves as an advisory director to the Board of Directors of Emerson Electric Company. He also serves as Chairman of the Fieldbus Foundation and is a past Chairman of the Measurement, Control, and Automation Association.

David I. Fuente, 62, served as Chairman and Chief Executive Officer of Office Depot, Inc. from 1987, one year after the company was founded, until he retired as its Chief Executive Officer in June 2000 and as Chairman in December 2001. Before joining Office Depot, Mr. Fuente served for eight years at the Sherwin-Williams Company as President of its Paint Stores Group. Before joining Sherwin-Williams, he was Director of Marketing at Gould, Inc.

Mr. Fuente was elected to the Board of Directors in May 1998 and is a member of the Compensation Committee and the Finance Committee.

Mr. Fuente serves on the Boards of Directors of Office Depot, Inc. and Dick’s Sporting Goods, Inc.

Luis P. Nieto, Jr., 52, is President of the Refrigerated Foods Group for ConAgra Foods Inc., one of the largest packaged foods companies in North America. Prior to joining ConAgra, Mr. Nieto was President and Chief Executive Officer of the Federated Group, a leading private label supplier to the retail grocery and foodservice industries from 2002 to 2005. From 2000 to 2002, he served as President of the National Refrigerated Products Group of Dean Foods Company. Prior to joining Dean Foods, Mr. Nieto held positions in brand management and strategic planning with Mission Foods, Kraft Foods and the Quaker Oats Company.

Mr. Nieto was elected to the Board of Directors in February 2007 and is a member of the Audit Committee and the Corporate Governance and Nominating Committee.

Mr. Nieto is a member of the University of Chicago’s College Visiting Committee.

Eugene A. Renna, 63, retired from ExxonMobil Corporation in January 2002 where he was an Executive Vice President and a member of its Board of Directors. He was President and Chief Operating Officer of Mobil Corporation, and a member of its Board of Directors, until the time of its merger with Exxon Corporation in 1999. As President and Chief Operating Officer of Mobil, Mr. Renna was responsible for overseeing all of its global exploration and production, marketing and refining, and chemicals and technology business activities. Mr. Renna’s career with Mobil began in 1968 and included a range of senior management roles such as: responsibility for all marketing and refining operations in the Pacific Rim, Africa and Latin America; Executive Vice President of International Marketing and Refining Division; Vice President of Planning and Economics; President of Mobil’s worldwide Marketing and Refining Division; and Executive Vice President and Director of Mobil.

Mr. Renna was elected to the Board of Directors in July 2002 and is a member of the Audit Committee and the Finance Committee.

Abbie J. Smith, 54, is the Boris and Irene Stern Professor of Accounting at the Graduate School of Business of the University of Chicago. She joined their faculty in 1980 upon completion of her Ph.D. at Cornell University. The primary focus of her research is corporate restructuring, transparency, and corporate governance. Professor Smith is a co-editor of the Journal of Accounting Research.

Ms. Smith was elected to the Board of Directors in July 2003 and is the Chair of the Audit Committee and a member of the Finance Committee.

Ms. Smith serves on the Boards of Directors of HNI Corporation, DFA Investment Dimensions Group Inc. and Dimensional Investment Group Inc.

E. Follin Smith, 48, served as the Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Constellation Energy Group, Inc., the nation’s largest competitive supplier of electricity to large commercial and industrial customers and the nation’s largest wholesale power seller, until May 2007. Ms. Smith joined Constellation Energy Group as Senior Vice President, Chief Financial Officer in June 2001 and was appointed Chief Administrative Officer in December 2003. Before joining Constellation Energy Group, Ms. Smith was Senior Vice President and Chief Financial Officer of Armstrong Holdings, Inc., the global leader in hard-surface flooring and ceilings. Ms. Smith began her career with Armstrong in 1998 as Vice President and Treasurer and was promoted to her last position in March 2000. Prior to joining Armstrong, Ms. Smith held various senior financial positions with General Motors including Chief Financial Officer for General Motors’ Delphi Chassis Systems division.

Ms. Smith was elected to the Board of Directors in July 2005 and is a member of the Audit Committee and the Corporate Governance and Nominating Committee.

Ms. Smith serves on the Board of Directors of Discover Financial Services, the Board of Trustees of the University of Virginia’s Darden School of Business, the Board of Visitors of Davidson College and the Board of CENTERSTAGE, in Baltimore, Maryland.

Gregory T. Swienton, 58, was appointed Chairman of Ryder System, Inc. in May 2002 having been named Chief Executive Officer in November 2000. Mr. Swienton joined Ryder as President and Chief Operating Officer in June 1999. Before joining Ryder, Mr. Swienton was Senior Vice President-Growth Initiatives of Burlington Northern Santa Fe Corporation (“BNSF”). Prior to that he was BNSF’s Senior Vice President-Coal and Agricultural Commodities Business Unit and previously had been Senior Vice President of its Industrial and Consumer Units. He joined the former Burlington Northern Railroad in June 1994 as Executive Vice President-Intermodal Business Unit. Prior to joining Burlington Northern, Mr. Swienton was Executive Director-Europe and Africa of DHL Worldwide Express in Brussels, Belgium from 1991 to 1994, and prior to that, he was DHL’s Managing Director-Western and Eastern Europe from 1988 to 1990, also located in Brussels. For the five years prior to these assignments, Mr. Swienton was Regional Vice President of DHL Airways, Inc. in the United States. From 1971 to 1982, Mr. Swienton held various national account, sales and marketing positions with AT&T and Illinois Bell Telephone Company.

Mr. Swienton was elected to the Board of Directors in June 1999.

Mr. Swienton serves on the Board of Directors of Harris Corporation and is on the Board of Trustees of St. Thomas University in Miami.

Christine A. Varney, 52, is a Partner in the law firm of Hogan & Hartson LLP, which she rejoined in 1997 after five years in government service. She leads the Internet Law practice group for the firm. Ms. Varney served as a Federal Trade Commissioner from 1994 to 1997 and as a Senior White House Advisor to President Clinton from 1993 to 1994. She also served as Chief Counsel to President Clinton’s Campaign in 1992 and as General Counsel to the Democratic National Committee from 1989 to 1992. Prior to her government service, Ms. Varney practiced law with the firms of Pierson, Semmes & Finley (1986 to 1988) and Surrey & Morse (1984 to 1986).

Ms. Varney was elected to the Board of Directors in February 1998 and is the Chair of the Corporate Governance and Nominating Committee and a member of the Compensation Committee.

CORPORATE GOVERNANCE

We maintain a Corporate Governance page on our website at www.ryder.com, which includes our Corporate Governance Guidelines, Principles of Business Conduct and Board Committee charters. The Corporate Governance Guidelines set forth our governance principles relating to, among other things: director independence (including our categorical director independence standards); director qualifications and responsibilities; Board structure; director compensation; management succession; and the periodic performance evaluation of the Board. The Principles of Business Conduct apply to our officers, employees and Board members and cover all areas of professional conduct including conflicts of interest, confidentiality, compliance with law, and mechanisms to report known or suspected wrongdoing. The Principles of Business Conduct include a Finance Code of Ethics applicable to our Chief Executive Officer, Chief Financial Officer, controller and senior financial management. Any changes to these documents and any waivers granted by the Corporate Governance and Nominating Committee (Governance Committee) with respect to our Principles of Business Conduct will be posted on our website. Any waivers with respect to our Principles of Business Conduct shall also be disclosed in a public filing made with the SEC.

Shareholders may submit requests for free printed copies of our Corporate Governance Guidelines, Principles of Business Conduct (including the Finance Code of Ethics) and Board Committee Charters in writing to: Ryder System, Inc., Attention: Corporate Secretary, 11690 N.W. 105th Street, Miami, Florida 33178.

BOARD OF DIRECTORS

Director Independence

It is our policy that a substantial majority of the members of our Board of Directors and all of the members of our Audit Committee, Compensation Committee, Governance Committee and Finance Committee qualify as independent as required by the New York Stock Exchange (NYSE) corporate governance listing standards and our By-Laws.

To assist it in making independence determinations, our Board of Directors has adopted categorical director independence standards. The Board determined that each of the following transactions or relationships will not, by itself, be deemed to create a material relationship for the purpose of determining a director’s independence:

•	Prior Employment. The director was employed by us or was personally working on our audit as an employee or partner of our independent auditor, and over five years have passed since such employment, partnership or auditing relationship ended.

•	Employment of Immediate Family Member. (i) An immediate family member was an officer of ours or was personally working on our audit as an employee or partner of our independent auditor, and over five years have passed since such employment, partnership or auditing relationship ended; or (ii) an immediate family member is currently employed by us in a non-officer position, or by our independent auditor not as a partner and not participating in the firm’s audit, assurance or tax compliance practice.

•	Interlocking Directorships. An executive officer of ours served on the board of directors of a company that employed the director or employed an immediate family member as an executive officer, and over five years have passed since either such relationship ended.

•	Commercial Relationships. The director is an employee, partner, greater than 10% shareholder, or director (or a director’s immediate family member is a partner, greater than 10% shareholder, director or officer) of a company that makes or has made payments to, or receives or has received payments (other than contributions, if the company is a tax-exempt organization) from, us for property or services, and the amount of such payments has not within any of such other company’s three most recently completed fiscal years exceeded one percent (or $1 million, whichever is greater) of such other company’s consolidated gross revenues for such year.

•	Indebtedness. A director or an immediate family member is a partner, greater than 10% shareholder, director or officer of a company that is indebted to us or to which we are indebted, and the aggregate amount of such debt is less than one percent (or $1 million, whichever is greater) of the total consolidated assets of the indebted company.

•	Charitable Relationships. A director is a trustee, fiduciary, director or officer of a tax-exempt organization to which we make contributions, and the contributions to such organization by us have not, within any of such organization’s three most recently completed fiscal years, exceeded one percent (or $250,000, whichever is greater) of such organization’s consolidated gross revenues for such year.

For purposes of these independence standards, an “immediate family member” includes a director’s spouse, parents, children, siblings, mother- and father-in-law, sons- and daughters-in-law, brothers- and sisters-in-law, and anyone (other than domestic employees) who shares such director’s home.

Pursuant to our Corporate Governance Guidelines, the Board undertook its annual review of director independence in February 2008, which included a review of each director’s responses to questionnaires asking about any relationships with us. This review is designed to identify and evaluate any transactions or relationships between a director or any member of his or her immediate family and us, or members of our senior management, and all relevant facts and circumstances regarding any such transactions or relationships.

As part of this review, other than the relationship with Mr. Swienton, our CEO, the Governance Committee and the Board identified and considered the following two transactions:

In his role as President of Emerson Process Management, John M. Berra also serves as Executive Vice President of Emerson Electric Company. We have entered into a commercial relationship with Emerson Electric Company relating to Emerson’s lease of vehicles from us. The transaction falls outside of the NYSE’s independence requirements and our categorical director independence standards relating to commercial relationships, and therefore, the Board determined that this relationship did not impair Mr. Berra’s independence.

An immediate family member of E. Follin Smith serves as an executive of Dow Jones & Company, Inc.. We have entered into a commercial relationship with Dow Jones pursuant to which Dow Jones leases vehicles from us. The transaction falls outside of the NYSE’s independence requirements and our categorical director independence standards relating to commercial relationships, and therefore, the Board determined that this relationship did not impair Ms. Smith’s independence.

Based on its independence review and after considering the transactions described above, the Board determined that each of the following directors (which together constitute all of the members of the Board other than Mr. Swienton) is independent: John M. Berra, David I. Fuente, L. Patrick Hassey, Lynn M. Martin, Luis P. Nieto, Jr., Eugene A. Renna, Abbie J. Smith, E. Follin Smith, Hansel E. Tookes, II and Christine A. Varney.

Communications with the Board

Shareholders and other interested parties can communicate with our independent directors as a group through the Corporate Governance page of our website at www.ryder.com, or by mailing their communication to Independent Directors, c/o Corporate Secretary, Ryder System, Inc., 11690 N.W. 105th Street, Miami, Florida 33178. Any communications received from interested parties in the manner described above will be collected and organized by our Corporate Secretary and will be periodically, but in any event prior to each regularly-scheduled Board meeting, reported and/or delivered to our independent directors. The Corporate Secretary will not forward spam, junk mail, mass mailings, service complaints or inquiries, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate materials to the independent directors. Correspondence relating to certain of these matters such as service issues may be distributed internally for review and possible response. The procedures for communicating with our independent directors as a group are available on the Corporate Governance page of our website at www.ryder.com.

Our Audit Committee has established procedures for the receipt, retention and treatment of complaints regarding questionable accounting, internal control, financial improprieties or auditing matters. Any of our employees or members of the general public may confidentially communicate concerns about any of these matters to any supervisor or manager, the Vice President of Internal Audit, the Vice President, Global Compliance and Business Standards/Deputy General Counsel, or on a confidential and/or anonymous basis by way of an external toll-free hotline number, an internal ethics phone line, ethics@ryder.com, or to members of our Audit Committee at audit@ryder.com. All of the reporting mechanisms are publicized on our website at www.ryder.com, in our Principles of Business Conduct, through compliance training and wallet cards, brochures and location posters. Upon receipt of a complaint or concern, a determination will be made whether it pertains to accounting, internal control or auditing matters and if it does, it will be handled in accordance with the procedures established by the Audit Committee. A summary of all complaints, of whatever type, received through the reporting mechanisms are reported to the Audit Committee at each regularly-scheduled Audit Committee meeting. Matters requiring immediate attention are promptly forwarded to the Chair of the Audit Committee.

Board Meetings

The Board of Directors held six regular and two special meetings in 2007. Each of the directors attended 75% or more of the aggregate number of meetings of the Board and Committees on which the director served in 2007. Attendance by all directors at Board and Committee meetings averaged 97% in 2007. Our independent directors meet in executive session without management present as part of each regularly-scheduled Board meeting. The Chair of our Governance Committee presides over these executive Board sessions.

We expect each of our directors to attend our annual meeting of shareholders. Because the Board of Directors holds one of its regular meetings in conjunction with our annual meeting of shareholders, unless one or more members of the Board are unable to attend, all of the members of the Board are present for the annual meeting. All of our directors attended the 2007 Annual Meeting of Shareholders.

Board Committees

The Board has four standing committees — Audit, Compensation, Finance and Corporate Governance and Nominating. All of the Committees are composed entirely of independent directors who meet in executive session without management present as part of each regularly-scheduled Committee meeting. We have adopted written charters for each of the Committees that comply with the NYSE’s corporate governance listing standards, applicable provisions of the Sarbanes-Oxley Act of 2002 (Sarbanes-Oxley) and SEC rules. Each Committee charter sets forth the respective Committee’s responsibilities, and provides for a periodic review of such charter and an annual evaluation of the respective Committee’s performance. The charters grant each Committee the authority to obtain the advice and assistance of, and receive appropriate funding from us for, outside legal, accounting or other advisors as the Committee deems necessary to fulfill its obligations.

AUDIT COMMITTEE

Members:	Abbie J. Smith (Chair) Luis P. Nieto, Jr. Eugene A. Renna E. Follin Smith Hansel E. Tookes, II	Number of meetings in 2007:	10

Responsibilities

The Audit Committee is responsible for appointing, overseeing and determining the compensation and independence of our independent auditor. The Audit Committee approves the scope of the annual audit and the related audit fees as well as the scope of internal audit procedures. The Audit Committee reviews audit results, financial disclosure and earnings guidance, and is responsible for overseeing investigations into accounting and financial complaints. The Audit Committee also reviews, discusses and oversees the process by which the Company assesses and manages risk.

The Audit Committee meets in executive session, consisting exclusively of independent directors, at the end of every regularly-scheduled Audit Committee meeting (excluding telephonic meetings). The Audit Committee also meets individually with each of our Vice President of Internal Audit, our independent auditor, and our Chief Financial Officer, at the end of every regularly-scheduled Audit Committee meeting (excluding telephonic meetings).

The specific powers and responsibilities of the Audit Committee are set forth in more detail in the Audit Committee’s charter, which is available on the Corporate Governance page of our website at www.ryder.com. The charter is reviewed annually by the Audit Committee and our Governance Committee. Any changes to the charter are approved by the full Board.

Independence and Financial Expertise

In addition to the independence standards applicable to all Board members, rules promulgated by the SEC in response to Sarbanes-Oxley require that all members of our Audit Committee meet additional independence standards. Under NYSE rules, each member of the Audit Committee must be financially literate and at least one member must have accounting or related financial management expertise. The SEC requires that at least one Audit Committee member be an “audit committee financial expert.”

The Board reviewed the background, experience and independence of Audit Committee members based in large part on the directors’ responses to questions relating to their background and experience. Based on this review, the Board determined that each member of the Audit Committee meets the independence requirements of the NYSE’s corporate governance listing standards and our categorical director independence standards; meets the enhanced independence standards for audit committee members required by the SEC; is financially literate, knowledgeable and qualified to review financial statements; and qualifies as an “audit committee financial expert” under SEC rules.

COMPENSATION COMMITTEE

Members:	John M. Berra (Chair) David I. Fuente L. Patrick Hassey Lynn M. Martin Christine A. Varney	Number of Meetings in 2007:	7

Responsibilities

The Compensation Committee of our Board of Directors oversees, reviews and approves our executive and director compensation policies and programs and regularly reports to the Board of Directors on these matters. The Compensation Committee is also responsible for approving compensation actions for direct reports to the CEO, and recommending compensation actions for the CEO for consideration by the independent directors. The Compensation Committee approves and recommends the appointment of new officers and reviews and discusses the Compensation Discussion and Analysis included in this proxy statement to determine whether to recommend it for inclusion in our proxy statement.

The specific powers and responsibilities of the Compensation Committee are set forth in more detail in the Compensation Committee’s Charter, which is available on the Corporate Governance page of our website at www.ryder.com. The charter is reviewed annually by the Compensation Committee and our Governance Committee. Any changes to the charter are approved by the full Board.

Compensation Committee Processes and Procedures

Meetings.  The Compensation Committee meets at least five times each year in February, May, July, October and December. Each year in December, the Compensation Committee reviews and approves an agenda schedule for the following year. The agenda schedule outlines the various topics the Compensation Committee will consider during the year to ensure that the Compensation Committee adequately fulfills its responsibilities under its Committee Charter. The Compensation Committee considers other topics during the year as needed to fulfill its responsibilities.

Our Chief Human Resources Officer (CHRO) works closely with the Chair of the Compensation Committee prior to each Committee meeting to ensure that the information presented to the Compensation Committee in connection with the items to be discussed and/or approved by the Compensation Committee is clear and comprehensive. The information is then provided to the Compensation Committee for its review and consideration typically one week prior to the meeting.

The CHRO, CEO, Vice President of Compensation and Benefits and a representative from our legal department attend all regularly-scheduled Compensation Committee meetings to assist the Committee in its discussion and analysis of the various agenda items. These individuals are generally excused from the meetings as appropriate, including for discussions regarding their own compensation. The Compensation Committee meets in executive session, consisting exclusively of independent directors, at the end of every regularly-scheduled meeting.

Authority, Role of Management and Delegation.  The Compensation Committee is responsible for reviewing and approving all of the components of our executive compensation program as well as the compensation program for our Board of Directors. New executive compensation plans and programs must be approved by the full Board based on recommendations made by the Compensation Committee. Our independent directors acting as a group are responsible for setting CEO compensation based on recommendations from the Compensation Committee in consultation with the Governance Committee. The Compensation Committee, with input from our CEO, is responsible for setting the compensation of all of our other named executive officers (NEOs). For our NEOs who do not report directly to our CEO, recommendations from the NEO’s direct supervisor are considered by the CEO when making his recommendation to the Compensation Committee. All compensation decisions for our Board of Directors are made by the Board based in part on recommendations made by the Compensation Committee and the Governance Committee.

The Compensation Committee previously delegated to our CEO, CFO and CHRO, collectively, the authority to approve off-cycle equity awards to our employees and new hires, other than awards to current and prospective members of our Leadership Team (which includes all of the NEOs), provided that amounts approved did not exceed the applicable guidelines for equity awards previously set by the Compensation Committee. Management did not exercise this delegated authority at any time during 2007. In February 2007, the Compensation Committee approved a Policy on Equity Granting Practices. The Policy provides that all grants of equity awards (except in the case of new hires) must be approved by the Compensation Committee, or in the case of the CEO, the independent directors acting as a group. In the case of new hires (excluding executive officers and other direct reports to our CEO), equity grants may be approved by the Chair of the Compensation Committee.

Use of Compensation Consultants.  The Compensation Committee has authority to retain compensation consultants, outside legal counsel and other advisors to assist it in fulfilling its responsibilities. Although we do not have a written policy regarding which members of management may engage compensation consultants to assist in the evaluation of executive compensation, historically, in addition to the Compensation Committee, only our CHRO, Vice-President of Compensation and Benefits and Chief Legal Officer have engaged compensation consultants and outside legal counsel on behalf of the Company to assist in the evaluation of executive compensation. Outside legal counsel for the Company may only be retained by and with the approval of the legal department. A description of all compensation consultants and legal counsel engaged by management or the Compensation Committee in 2007 is set forth in the Compensation Discussion and Analysis on page 27 of this proxy statement.

Compensation Committee Interlocks and Insider Participation.  In 2007, none of our executive officers or directors was a member of the board of directors of any other company where the relationship would be considered a committee interlock under SEC rules.

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE

Members:	Christine A. Varney (Chair) L. Patrick Hassey Lynn M. Martin Luis P. Nieto, Jr. E. Follin Smith	Number of Meetings in 2007:	5

Responsibilities

The Corporate Governance and Nominating Committee is responsible for recommending criteria for Board membership, identifying qualified individuals to serve as directors, reviewing the qualifications of director candidates, including those recommended by our shareholders pursuant to our By-Laws, and recommending to the Board the nominees to be proposed by the Board for election as directors at our annual meeting of shareholders. The Governance Committee recommends the size, structure, composition and functions of Board Committees and reviews and recommends changes to the charters of each committee of the Board of Directors. The Governance Committee oversees the Board evaluation process as well as the annual CEO evaluation process. The Governance Committee reviews and recommends changes to our Corporate Governance Guidelines and Principles of Business Conduct. The Governance Committee is also responsible for identifying and analyzing trends in public policy, public affairs and corporate responsibility.

Our Chief Legal Officer (CLO) attends all regularly-scheduled Governance Committee meetings to assist the Governance Committee in its discussion and analysis of the various agenda items. The CLO and other members of management are generally excused from the Governance Committee meetings as appropriate.

The specific powers and responsibilities of the Governance Committee are set forth in more detail in the Governance Committee’s charter, which is available on the Corporate Governance page of our website at www.ryder.com. The charter is reviewed annually by the Governance Committee. Any changes to the charter are approved by the full Board.

Process for Nominating Directors

In identifying individuals to nominate for election to our Board, the Governance Committee seeks candidates that:

•	have a high level of personal integrity and exercise sound business judgment;

•	are highly accomplished in their fields, with superior credentials and recognition and have a reputation, both personal and professional, consistent with our image and reputation;

•	have relevant expertise and experience, and are able to offer advice and guidance to our senior management;

•	have an understanding of, and concern for, the interests of our shareholders; and

•	have sufficient time to devote to fulfilling their obligations as directors.

The Governance Committee will seek to identify individuals who would qualify as independent under applicable NYSE listing standards, our categorical director independence standards and our By-Laws and who are independent of any particular constituency. The Governance Committee may, based on the composition of the Board, seek individuals that have specialized skills or expertise, experience as a leader of another public company or major complex organization, or relevant industry experience. In addition, the Governance Committee will attempt to select candidates who will assist in making the Board a diverse body in terms of age, gender, ethnic background and professional experience.

Generally, the Governance Committee identifies individuals for service on our Board through the Committee’s retention of experienced director search firms that are paid to use their extensive resources and networks to find qualified individuals who meet the qualifications established by the Board. These search firms create a comprehensive record of a candidate’s background, business and professional experience and other information that would be relevant to the Governance Committee in determining a candidate’s capabilities and suitability. The Governance Committee will also consider qualified candidates who are proposed by other members of the Board, our senior management and, to the extent submitted in accordance with the procedures described below, our shareholders. The Governance Committee will not consider a director candidate unless the candidate has expressed his or her willingness to serve on the Board if elected and the Governance Committee has received sufficient information relating to the candidate to determine whether he or she meets the qualifications established by the Board.

If a shareholder would like to recommend a director candidate to the Governance Committee, he or she must deliver to the Governance Committee the same information and statement of willingness to serve described above. In addition, the recommending shareholder must deliver to the Governance Committee a representation that the shareholder owns shares of our common stock and intends to continue holding those shares until the relevant annual meeting of shareholders as well as a representation regarding the shareholder’s direct and indirect relationship to the suggested candidate. This information should be delivered to us at 11690 N.W. 105th Street, Miami, Florida 33178, Attention: Corporate Secretary, for delivery to the Governance Committee no later than 90 days prior to the date of the annual meeting of shareholders. Any candidates properly recommended by a shareholder will be considered and evaluated in the same way as any other candidate submitted to the Governance Committee.

Upon receipt of this information, the Governance Committee will evaluate and discuss the candidate’s qualifications, skills and characteristics in light of the current composition of the Board. The Governance Committee may request additional information from the recommending party or the candidate in order to complete its initial evaluation. If the Governance Committee determines that the individual would be a suitable candidate to serve as one of our directors, the candidate will be asked to meet with members of the Governance Committee, members of the Board and/or members of senior management, including in each case, our CEO, to discuss the candidate’s qualifications and ability to serve on the Board. Based on the Governance Committee’s discussions and the results of these meetings, the Governance Committee will recommend a nominee or nominees for election to the Board either by our shareholders at our annual meeting of shareholders or by the Board to fill vacancies on the Board between annual meetings. The Board will, after consideration of the Governance Committee’s recommendations, nominate a slate of directors for election by our shareholders, or with regards to filling vacancies, elect a nominee to the Board.

FINANCE COMMITTEE

Members:	Hansel E. Tookes, II (Chair) John M. Berra David I. Fuente Eugene A. Renna Abbie J. Smith	Number of Meetings in 2007:	5

Responsibilities

The Finance Committee is responsible for reviewing our overall financial goals, position, arrangements and requirements. The Committee reviews, approves and recommends certain capital expenditures, issuances of debt and equity securities, dividend policy and pension contributions. The Committee is also responsible for reviewing our relationships with rating agencies, banks and analysts, and reviewing and managing our economic and insurance risk program and tax planning strategies.

Our Chief Financial Officer attends all regularly-scheduled Finance Committee meetings to assist the Finance Committee in its discussion and analysis of the various agenda items. Members of management are generally excused from the Finance Committee meetings as appropriate.

The specific powers and responsibilities of the Finance Committee are set forth in more detail in the Finance Committee’s charter which is available on the Corporate Governance page of our website at www.ryder.com. The charter is reviewed annually by the Finance Committee and our Governance Committee. Any changes to the charter are approved by the full Board.

RELATED PERSON TRANSACTIONS

We recognize that related person transactions can present potential or actual conflicts of interest and create the appearance that our decisions are based on considerations other than in our best interests and that of our shareholders. Accordingly, as a general matter, it is our preference to avoid related person transactions. Nevertheless, we recognize that there are situations where related person transactions may be in, or may not be inconsistent with, our and our shareholders’ best interests. For example, there may be times where we can obtain products or services from related persons that are of a nature, quantity or quality, or on terms, that are not readily available from alternative sources.

In December 2007, the Governance Committee adopted revised and enhanced written Policies and Procedures Relating to Related Person Transactions. In accordance with the Policy, all “related person transactions” are subject to review, approval or ratification by the Governance Committee. For purposes of the Policy, and consistent with Item 404 of Regulation S-K, a “related person transaction” is (i) any transaction in which we or a subsidiary of ours is a participant, the amount involved exceeds $120,000 and a “related person” has a direct or indirect material interest, or (ii) any material amendment to an existing related person transaction. “Related persons” are our executive officers, directors, nominees for director, any person who is known to be the beneficial owner of more than 5% of any class of our voting securities, and any immediate family member of any of the foregoing persons.

Our legal department is primarily responsible for the development and implementation of procedures and controls to obtain information from our directors and officers relating to related person transactions and then determining, based on the facts and circumstances, and in consultation with management and outside counsel, whether the related person has a direct or indirect material interest in the transaction. The Governance Committee is responsible for reviewing and determining whether to approve related person transactions.

In considering whether to approve a related person transaction, the Governance Committee considers the following factors, to the extent relevant: (i) whether the terms of the related person transaction are fair to us and on the same basis as would apply if the transaction did not involve a related person; (ii) whether there are business reasons for us to enter into the related person transaction; (iii) whether the related person transaction would impair the independence of an outside director; and (iv) whether the related person transaction would present an improper conflict of interest for any of our directors or executive officers, taking into account the size of the transaction, the overall financial position of the director, executive officer or related person, the direct or indirect nature of the director’s, executive officer’s or related person’s interest in the transaction and the ongoing nature of any proposed relationship, and any other factors the Governance Committee deems relevant. Any member of the Governance Committee who has an interest in the transaction under discussion will abstain from voting on the approval of the related person transaction.

There were no related person transactions during 2007.

AMENDMENT TO THE RYDER SYSTEM, INC. 2005 EQUITY COMPENSATION PLAN

(Proposal 2)

At the annual meeting, shareholders will be asked to approve an amendment to the Ryder System, Inc. 2005 Equity Compensation Plan (the “2005 Plan”) to increase the total number of shares available for grant under the 2005 Plan and to increase the limit on the number of shares available for issuance under “full-value” awards under the 2005 Plan. The 2005 Plan was adopted by the Board of Directors on February 10, 2005 and was ratified by the shareholders at the 2005 annual meeting. Currently, 5,000,000 shares of our common stock, par value $.50 per share, are authorized to be issued under the 2005 Plan. Information regarding outstanding options and rights previously granted pursuant to the 2005 Plan and any securities remaining available for future issuance under the 2005 Plan can be found under the heading “Securities Authorized for Issuance Under Equity Compensation Plans” on page 22. On March 7, 2008, the closing price of a share of our common stock on the New York Stock Exchange Composite Index was $55.51.

On February 8, 2008, the Board of Directors approved, subject to shareholder approval, an increase in the number of shares of common stock available for grant under the 2005 Plan to 8,000,000 shares (from 5,000,000). On such date, the Board of Directors also approved, subject to shareholder approval, an amendment to increase the number of shares of common stock that may be issued pursuant to grants of “full value” awards (as described below) under the 2005 Plan to 1,500,000 (from 1,000,000). The full text of the Ryder System, Inc. 2005 Equity Compensation Plan, reflecting the proposed amendments, is set forth as Appendix A to this Proxy Statement.

Reasons for the Amendment

The 2005 Plan is designed to provide incentive compensation to our Board of Directors, officers and other key employees (certain director and manager level employees) in order to attract, motivate and retain experienced, highly-qualified directors and employees who will contribute to our financial success, and to align the interests of our directors and employees with those of our shareholders. The Board of Directors believes that it is in our best interests to increase (i) the maximum number of shares of common stock available for grant under the 2005 Plan and (ii) the number of shares of common stock available for issuance pursuant to grants of “full-value” awards under the 2005 Plan so as to maintain the purpose of the 2005 Plan.

The 2005 Plan allows the Compensation Committee to grant a variety of stock-based awards to our directors, officers and other key employees. The 2005 Plan serves as the umbrella plan for all of our stock-based and cash-based incentive compensation programs for our directors, officers and other key employees. The Board of Directors believes that the 2005 Plan has enhanced our position in the highly competitive market for executive officers and key employees, and has determined to continue to grant options and other equity awards under the 2005 Plan as a means of enhancing and encouraging the recruitment, retention and motivation of those individuals who contribute significantly to our continued success.

Description of the 2005 Plan

The following is a brief description of the material features of the 2005 Plan. This description is qualified in its entirety by reference to the full text of the 2005 Plan, a copy of which is attached as Appendix A to our 2005 Proxy Statement, filed with the SEC on March 30, 2005, and the proposed Amended 2005 Plan, a copy of which is attached as Appendix A to this Proxy Statement. The proposed amendment to the 2005 Plan will become effective at the 2008 annual meeting of shareholders only if approved by the required vote of our shareholders.

Administration.  The Compensation Committee has the authority to select award recipients, determine the type, size and other terms and conditions of the award, and make all other decisions and determinations as may be required under the terms of the 2005 Plan or as the Compensation Committee may deem necessary or advisable for the administration of the 2005 Plan. The Compensation Committee is composed of persons who are both non-employee directors, as defined under Section 16b-3 of the Securities Exchange Act of 1934, as amended, and “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code. Pursuant to the 2005 Plan, the Compensation Committee is permitted to delegate to one or more senior executives of the Company the authority to make grants of awards to officers (other than executive officers) and employees of the Company and such other administrative responsibilities as the Compensation Committee may deem necessary or advisable, to the extent such delegation is consistent with applicable law. In February 2007, however, the

Compensation Committee approved a Policy on Equity Granting Practices, which provides that all grants of equity awards (except in the case of new hires) must be approved by the Compensation Committee (or in the case of the CEO, the independent directors acting as a group). In the case of new hires (other than executive officers or other direct reports to the CEO), equity grants may be approved by the Chair of the Compensation Committee. Prior to the adoption of this Policy, the Compensation Committee had delegated to our CEO, CFO and CHRO, collectively, the authority to approve off-cycle equity awards to our employees and new hires, other than awards to current and prospective members or our Leadership Team (which includes all of the NEOs), provided that amounts approved did not exceed the applicable guidelines for equity awards previously set by the Compensation Committee.

Eligibility.  Officers, employees and non-employee directors of the Company and its subsidiaries are eligible to be selected as award recipients. As of March 7, 2008, approximately 10 non-employee directors, 58 officers and 1,743 key employees are eligible to participate in the 2005 Plan.

Type of Awards.  The 2005 Plan gives the Compensation Committee the flexibility to grant a variety of other equity instruments in addition to stock options and restricted stock including bonus shares, stock appreciation rights, share units, performance units and dividend equivalents. Awards may be granted alone or in combination with any other award granted under the 2005 Plan or any other plan. The Compensation Committee will determine the size of each award to be granted (including, where applicable, the number of shares to which an award will relate), and all other terms and conditions of each award, provided that (i) no award will expire more than seven years from the date of grant, (ii) no full-value award (other than a full-value award that is performance-based or granted to non-employee directors) will fully vest within three years of the date of grant, and (iii) no full-value award that is performance-based will fully vest within one year of the date of grant. Below is a description of the types of awards that may be issued under the 2005 Plan:

Stock Options and Stock Appreciation Rights.  A stock option is a right to purchase a specified number of shares of Ryder common stock at an exercise price established at the date of grant. Stock options granted may be either non-qualified stock options or incentive stock options (which are intended to qualify as “incentive stock options” within Section 422 of the Internal Revenue Code). The exercise price of any stock option granted may not be less than the fair market value of the Ryder common stock on the date of grant. A stock appreciation right (SAR) entitles the recipient to receive, upon surrender of the SAR, an amount of cash or number of shares of Ryder common stock having a fair market value equal to the positive difference, if any, between the fair market value of one share of common stock on the date of exercise and the exercise price of the SAR (which exercise price shall not be less than the fair market value of the Ryder common stock on the date of grant). The Compensation Committee will specify at the time an option or SAR is granted, when, and in what proportions, an option or SAR becomes vested and exercisable

Restricted Stock and Restricted Stock Units.  An award of restricted stock is an issuance of shares of Ryder common stock that is subject to certain restrictions established by the Compensation Committee and to forfeiture to the Company if the holder does not satisfy certain requirements (including, for example, continued employment with the Company for a specified period of time). Recipients of restricted stock do not receive the stock until the restrictions are satisfied. Upon grant, the shares are included in the Company’s total number of shares outstanding and accrue and pay dividend equivalents. An award of restricted stock units entitles the recipient to receive shares of Ryder common stock at some later date once the holder has satisfied certain requirements. At that time (and not before), the shares will be delivered and the recipient will be entitled to all shareholder rights. Thus, upon grant, the shares of common stock covered by the restricted stock units are not considered issued and are not included in the Company’s total number of shares outstanding until all conditions have been satisfied. Dividend equivalents accrue on restricted stock units.

Performance-Based Awards.  The Compensation Committee may grant performance awards, which may be cash- or stock-based. Generally, performance awards require satisfaction of pre-established performance goals, consisting of one or more business criteria and a targeted performance level with respect to such criteria as a condition of awards being granted, becoming exercisable or settleable, or as a condition to accelerating the timing of such events. The Compensation Committee will set the performance goals used to determine the amount payable pursuant to a performance award. In order to avoid the limitations on tax deductibility under Section 162(m) of the Internal Revenue Code, the business criteria used by the Compensation Committee in establishing performance goals applicable to performance awards to the covered employees must be selected from among the following: earnings per share; revenues; cash flow; cash flow return on investment; return on net assets; return on assets; return on investment; return on invested capital; return on equity; profitability; economic value added; operating margins or profit margins; income or earnings before or after taxes; pretax earnings; pretax earnings before interest, depreciation and amortization; operating earnings; pretax operating earnings, before or after interest expense and before or after incentives, and extraordinary or special items; net income; total stockholder return or stock price; book value per share; expense management; improvements in capital structure; working capital; and costs. Performance goals may be set based on consolidated Company performance and/or for specified subsidiaries, divisions, or other business units, and may be with fixed, quantitative targets; targets relative to past performance; or targets compared to the performance of other companies, such as a published or special index or a group of companies selected by the Compensation Committee for comparison.

Limitations on Stock-Based Awards.  Subject to shareholder approval of the proposed amendment to the 2005 Plan, the aggregate number of shares of common stock that may be issued to directors, officers, and employees under the 2005 Plan will not exceed 8,000,000 (representing the original 5,000,000 authorized in 2005 and 3,000,000 additional shares); provided that no more than 1,500,000 shares of common stock (which represents an increase from 1,000,000 originally authorized in 2005) may be issued pursuant to full-value awards. For purposes of the 2005 Plan, full-value awards are awards that do not require the employee or director to pay (in cash, foregone cash compensation, or consideration other than the performance of services) the full fair market value (determined on the grant date) for the shares (e.g., stock options with an exercise price equal to fair market value) or that are not otherwise based solely on the appreciation of the shares from the fair market value of the shares as determined on the date the award is granted (e.g., stock appreciation rights). In addition, in any calendar year, no employee or director may be granted stock-based awards that relate to more than 500,000 shares, or cash-based awards that can be settled for more than $5,000,000. Shares issued under the 2005 Plan that are reacquired by the Company in connection with a cancellation, forfeiture, termination or other failure to satisfy performance conditions will not be treated as issued for purposes of the share limitation provided that upon the exercise of any stock appreciation right, the full number of shares underlying such stock appreciation right on the date of grant will be counted against the aggregate share limitation irrespective of the manner in which such stock appreciation right is settled. Shares delivered under the Plan may be newly issued shares, treasury shares or shares acquired in the open market.

Adjustments.  In the event of a reorganization, recapitalization, merger, amalgamation, consolidation, spin-off, combination or exchange of shares, repurchase, liquidation, dissolution or other corporate exchange, any large, special and non-recurring dividend or distribution, or other similar corporate transaction or event affecting the Company’s common stock, the Compensation Committee may adjust the number and kind of shares subject to the aggregate and individual share limitations described above, as it deems to be equitable and in order to preserve, without enlarging, the rights of participants. These adjustments may include changes to the number and kind of shares subject to an award and the exercise price, grant price or purchase price referenced in the award terms. The Compensation Committee is also authorized to adjust performance conditions and other terms of awards in response to these kinds of events or to changes in applicable laws, regulations or accounting principles.

Restrictions on Repricing.  The 2005 Plan includes a restriction that, unless authorized by shareholders, the Company will not amend or replace options previously granted under the 2005 Plan in a transaction that constitutes a “repricing” as that term is defined under NYSE rules, including amending the terms of outstanding awards to reduce the exercise price of outstanding options or SARs or cancelling outstanding options or SARS in exchange for other equity awards or options or SARs with an exercise price that is less than the exercise price of the original options or SARs. Adjustments to the exercise price or number of shares subject to an option to reflect the effects of a stock split or other extraordinary corporate transaction will not constitute a “repricing.”

Amendment, Termination.  The Board may amend, suspend, discontinue or terminate the 2005 Plan or the Compensation Committee’s authority to grant awards under the 2005 Plan without shareholder approval, provided that shareholder approval will be required for any amendment that will (i) materially modify the terms of the 2005 Plan or (ii) require shareholder approval as a matter of law or regulation or under the NYSE rules. Unless earlier terminated, the 2005 Plan will terminate on May 5, 2015.

Tax Consequences

The federal income tax consequences arising with respect to awards granted under the 2005 Plan depends on the type of award. From the recipients’ standpoint, as a general rule, ordinary income will be recognized at the time of payment of cash or delivery of actual shares. Future appreciation on shares held beyond the ordinary income recognition event will be taxable at capital gains rates when the shares are sold. The Company, as a general rule, is entitled to a tax deduction that corresponds in time and amount to the ordinary income recognized by the recipient, and the Company is not entitled to any tax deduction in respect of capital gain income recognized by the recipient. Exceptions to these general rules may arise under the following circumstances: (i) if shares, when delivered, are subject to a substantial risk of forfeiture by reason of failure to satisfy any employment or performance-related condition, ordinary income taxation and the Company’s tax deduction will be delayed until the risk of forfeiture lapses (unless the recipient makes a special election to ignore the risk of forfeiture); (ii) if an employee is granted an option that qualifies as “incentive stock option,” no ordinary income will be recognized, and the Company will not be entitled to any tax deduction, if shares acquired upon exercise of such option are held more than the longer of one year from the date of exercise and two years from the date of grant; (iii) the Company will not be entitled to a tax deduction for compensation attributable to awards granted to one of its covered employees, if and to the extent such compensation does not qualify as “performance-based” compensation under Section 162(m) of the Internal Revenue Code, and such compensation, along with any other non-performance-based compensation paid in the same calendar year, exceeds $1 million; and (iv) an award may be taxable at 20 percentage points above ordinary income tax rates at the time it becomes vested, even if that is prior to the delivery of the cash or stock in settlement of the award, if the award constitutes “deferred compensation” under Code Section 409A, and the requirements of Code Section 409A are not satisfied.

The foregoing provides only a general description of the application of federal income tax laws to certain awards under the 2005 Plan. This discussion is intended for the information of shareholders considering how to vote at the 2008 annual meeting of shareholders and not as tax guidance to participants in the 2005 Plan, as the tax consequences may vary with the types of awards made, the identity of the recipients and the method of payment or settlement. This summary does not address the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local or foreign tax laws.

New Plan Benefits

Future benefits under the 2005 Plan generally will be granted at the discretion of the Compensation Committee and are therefore not currently determinable. During 2007, stock options and shares of performance-based restricted stock (with tandem cash awards) were granted under the 2005 Plan to the named executive officers as set forth herein in the tables captioned Summary Compensation Table and 2007 Grants of Plan-Based Awards. The amount and/or value of restricted stock granted in 2007 under the 2005 Plan to the Company’s non-employee directors is set forth herein under 2007 Director Compensation.

Vote Required

The affirmative vote of the holders of a majority of the total number of shares outstanding and entitled to vote is required for the approval of this amendment to the 2005 Plan.

If you are a beneficial shareholder, under NYSE rules, your broker may not vote your shares on this proposal absent instructions from you. Without your instructions on this proposal, your shares may not be voted on this matter and will not be counted in determining the number of shares necessary for approval.

The Board of Directors recommends a vote FOR this amendment to the Ryder System, Inc. 2005 Equity Compensation Plan.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table includes information as of December 31, 2007 about certain plans which provide for the issuance of common stock in connection with the exercise of stock options and other share-based awards.

			Number of
			Securities
			Remaining Available
			for Future Issuance
	Number of Securities		Under Equity
	to be Issued Upon	Weighted-Average	Compensation Plans
	Exercise of	Exercise Price of	Excluding
	Outstanding Options,	Outstanding	Securities
	Warrants	Options, Warrants	Reflected in Column
Plans	and Rights	and Rights	(a)
	(a)	(b)	(c)

Equity compensation plans approved by security holders:
Broad based employee stock option plans	3,285,170	$38.90	2,812,572
Employee stock purchase plan	—	—	719,574
Non-employee director’s stock plans	169,828	18.29	41,471
Equity compensation plans not approved by security holders	—	—	—

Total	3,454,998[1]	$37.88	3,573,617

[1]	This figure includes 88,900 performance-based restricted stock rights granted during 2006, which do not vest, if at all, until the performance period ends on December 31, 2008; 10,000 performance-based restricted stock rights granted during 2006, which do not vest, if at all, until the performance period ends on August 1, 2009; and 91,960 performance-based restricted stock rights granted during 2007, which do not vest, if at all, until the performance period ends on December 31, 2009. These performance-based restricted stock rights will vest and pay out upon approval of the Compensation Committee only if Ryder’s total shareholder return (generally the change in Ryder’s stock price over the performance period assuming reinvestment of dividends paid) meets or exceeds the total shareholder return of the S&P 500 Composite Index over the respective three-year performance period. Employee must be employed on the date the Compensation Committee approves the award payout in order for the performance-based restricted stock rights to vest.

As of February 29, 2008, there were (i) 3,131,355 stock options outstanding with a weighted average exercise price of $45.26 and weighted average term of 5.02 years and (ii) 540,239 issued restricted shares that had not vested and remained subject to forfeiture. As of February 29, 2008, there were 1,985,518 shares of common stock available for grant under broad based employee stock option plans and 41,471 shares of common stock available for grant under non-employee director stock plans.

RATIFICATION OF INDEPENDENT AUDITOR

(Proposal 3)

Our Audit Committee appointed PricewaterhouseCoopers LLP as our independent auditor for the 2008 fiscal year. Although shareholder ratification of the appointment of PricewaterhouseCoopers LLP is not required, the Board of Directors believes that submitting the appointment to the shareholders for ratification is a matter of good corporate governance. The Audit Committee will consider the outcome of this vote in future deliberations regarding the appointment of our independent auditor. Representatives of PricewaterhouseCoopers LLP will be present at the 2008 Annual Meeting of Shareholders to respond to questions and to make a statement if they desire to do so.

Fees and Services of Independent Auditor

Fees billed for services by PricewaterhouseCoopers LLP for the 2007 and 2006 fiscal years were as follows ($ in millions):

	2007	2006

Audit Fees	$3.5	$3.3
Audit-Related Fees	0.6	0.3
Tax Fees[1]	0.2	0.3
All Other Fees	*	*

Total Fees	$4.3	$3.9

[1]	All of the tax fees paid in 2007 and 2006 relate to tax compliance services.
*	All Other Fees for each of 2006 and 2007 consist of $1,500 for research tools provided on a subscription basis.

Audit Fees primarily represent amounts for services related to the audit of our consolidated financial statements and internal control over financial reporting, a review of financial statements included in our Forms 10-Q (or other periodic reports or documents filed with the SEC), statutory or financial audits for our subsidiaries or affiliates, and consultations relating to financial accounting or reporting standards.

Audit-Related Fees represent amounts for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. These services include audits of employee benefit plans, consultations concerning matters relating to Section 404 of Sarbanes-Oxley and due diligence.

Tax Fees represent amounts for U.S. and international tax compliance services (including review of our federal, state, local and international tax returns), tax advice and tax planning, in accordance with our approval policies described below.

Approval Policy

All services rendered by our independent auditor are either specifically approved (including the annual financial statement audit) or are pre-approved by the Audit Committee in each instance in accordance with our Approval Policy for Independent Auditor Services (Approval Policy), and are monitored both as to spending level and work content by the Audit Committee to maintain the appropriate objectivity and independence of the independent auditor’s core service, which is the audit of our consolidated financial statements. Under the Approval Policy, the terms and fees of annual audit services, and any changes thereto, must be approved by the Audit Committee. The Approval Policy also sets forth detailed pre-approved categories of other audit, audit-related, tax and other non-audit services that may be performed by our independent auditor during the fiscal year, subject to the dollar limitations set by the Audit Committee. The Audit Committee may, in accordance with the Approval Policy, delegate to any member of the Audit Committee the authority to approve audit and non-audit services to be performed by the independent auditor. The Audit Committee has delegated to the Chair of the Audit Committee the authority to approve audit and non-audit services if it is not practical to bring the matter before the full Audit Committee and the estimated fee does not exceed $100,000. Any Audit Committee member who exercises his or her delegated authority, including the Chair, must report any approval decisions to the Audit Committee at its next scheduled meeting. All of the services provided in 2007 were approved by the Audit Committee in accordance with the Approval Policy.

The Board of Directors recommends a vote FOR ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditor.

AUDIT COMMITTEE REPORT

The following report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC nor shall this information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended, except to the extent that Ryder System, Inc. specifically incorporates it by reference into a filing.

The Audit Committee of the Board of Directors of Ryder System, Inc. (Company) is comprised of five outside directors, all of whom are independent under the rules of the New York Stock Exchange, our categorical director independence standards and applicable rules of the Securities and Exchange Commission (SEC). The Committee operates under a written charter that specifies the Committee’s responsibilities. The full text of the Committee’s charter is available on the Corporate Governance page of the Company’s website (www.ryder.com). The Audit Committee members are not auditors and their functions are not intended to duplicate or to certify the activities of management and the independent auditor.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. The Company’s management has the responsibility for preparing the consolidated financial statements, for maintaining effective internal control over financial reporting, and for assessing the effectiveness of internal control over financial reporting. The Company’s independent auditor is responsible for performing an integrated audit of the Company’s year-end consolidated financial statements and internal control over financial reporting as of the end of the year in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB), and expressing opinions on (i) whether the financial statements present fairly, in all material respects, the financial condition and results of operations and cash flows of the Company in conformity with accounting principles generally accepted in the United States, and (ii) whether the Company maintained effective internal control over financial reporting based on criteria established in “Internal Control — Integrated Framework” issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). In fulfilling its oversight responsibilities, the Committee reviewed and discussed the audited consolidated financial statements in the Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and management’s assessment of the effectiveness of internal control over financial reporting with Company management, including a discussion of the quality of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Committee reviewed with the independent auditor its judgments as to the quality of the Company’s accounting principles and such other matters as are required to be discussed with the Committee by Statement on Auditing Standards No. 61, “Communications with Audit Committees,” as amended, PCAOB Standards, rules of the SEC, and other applicable regulations. In addition, the Committee has discussed with the independent auditor the firm’s independence from Company management and the Company, reviewed the written disclosures and letter from the independent auditor required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and considered the compatibility of non-audit services with the independent auditor’s independence.

The Committee discussed with the Company’s internal auditor and the independent auditor the overall scope and plans for their respective audits. The Committee met with the internal auditor and the independent auditor, with and without management present, to discuss the results of their audits; their evaluations of the Company’s internal control, including internal control over financial reporting; and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements and management’s assessment of the effectiveness of the Company’s internal control over financial reporting be included in the Annual Report on Form 10-K for the year ended December 31, 2007 filed by the Company with the SEC. The Committee has also approved, subject to shareholder ratification, the selection of PricewaterhouseCoopers LLP as the Company’s independent auditor.

Submitted by the Audit Committee of the Board of Directors.

Abbie J. Smith (Chair)
Luis P. Nieto, Jr.
Eugene A. Renna
E. Follin Smith
Hansel E. Tookes, II

SECURITY OWNERSHIP OF OFFICERS AND DIRECTORS

The following table shows the number of shares of common stock beneficially owned as of January 9, 2008, by each director and each executive officer named in the Summary Compensation Table herein, individually, and all directors and executive officers as a group. No family relationships exist among our directors and executive officers.

	Shares Beneficially
	Owned or Subject		Shares Which
	to Currently		May be
	Exercisable		Acquired Within	Total Shares	Percent of
Name of Beneficial Owner	Options		60 Days[1]	Beneficially Owned[2]	Class[3]

Gregory T. Swienton	662,094	[4,5]	162,461	824,555	1.415%
John M. Berra	6,421	[6]	6,411	12,832	*
Robert D. Fatovic	27,428	[5]	16,580	44,008	*
David I. Fuente	28,905	[5,6]	8,275	37,180	*
L. Patrick Hassey	0		3,076	3,076	*
Mark T. Jamieson[7]	0		0	0	*
Lynn M. Martin	14,000		13,244	27,244	*
Luis P. Nieto, Jr.	0		1,546	1,546	*
Vicki A. O’Meara[7]	45,158	[5]	10,000	55,158	*
Thomas S. Renehan	14,550	[5]	17,164	31,714	*
Eugene A. Renna	11,500		6,961	18,461	*
Robert E. Sanchez	25,613	[5]	17,229	42,842	*
Abbie J. Smith	12,347	[5,6]	6,411	18,758	*
E. Follin Smith	548	[6]	4,078	4,626	*
Anthony G. Tegnelia	13,856	[4,5]	25,032	38,888	*
Hansel E. Tookes, II	12,119	[4,6]	6,961	19,080	*
Christine A. Varney	19,513	[6]	8,275	27,788	*
Directors and Executive Officers as a Group (19 persons)	908,058	[4,5,6]	334,978	1,243,036	2.134%

*	Represents less than 1% of our outstanding common stock.
[1]	Represents options to purchase shares which became exercisable between January 9, 2008 and March 9, 2008, time-based restricted stock rights that vested between January 9, 2008 and March 9, 2008, and restricted stock units held in the accounts of directors that vest upon the director’s departure from the Board, which shares had the potential of vesting before March 9, 2008 if a director departed from the Board prior to that date.
[2]	Unless otherwise noted, all shares included in this table are owned directly, with sole voting and dispositive power. Listing shares in this table shall not be construed as an admission that such shares are beneficially owned for purposes of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
[3]	Percent of class has been computed in accordance with Rule 13d-3(d)(1) of the Exchange Act.
[4]	Includes shares held through a trust, jointly with their spouses or other family members or held solely by their spouses, as follows: Mr. Swienton, 14,500 shares; Mr. Sanchez, 920 shares; Mr. Tookes, 1,000 shares; and all directors and executive officers as a group, 16,420 shares.
[5]	Includes shares held in the accounts of executive officers pursuant to our 401(k) Plan and Deferred Compensation Plan and shares held in the accounts of directors pursuant to our Deferred Compensation Plan as follows: Mr. Swienton, 3,453 shares; Mr. Fuente, 1,494 shares; Mr. Renehan, 6,437 shares; Mr. Sanchez, 3,313 shares; Ms. A. Smith, 5,876 shares; Mr. Tegnelia, 1,520 shares; and Mr. Fatovic, 789 shares; and all directors and executive officers as a group, 35,269 shares.
[6]	Includes stock granted to the director in lieu of his or her annual cash retainer which stock has vested but will not be delivered to the director until his or her departure from the Board.
[7]	Mr. Jamieson and Ms. O’Meara have not been executive officers of ours since their respective departures from the Company during 2007. Mr. Jamieson and Ms. O’Meara have no continuing obligation to publicly report transactions in our stock. Accordingly, the information reflected in this table is based solely on information included in our books and records as of January 9, 2008.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who beneficially own more than 10% of a registered class of our equity securities, to file reports with the SEC relating to their common stock ownership and changes in such ownership. To our knowledge, based solely on our records and certain written representations received from our executive officers and directors, during the year ended December 31, 2007, all Section 16(a) filing requirements applicable to directors, executive officers and greater than 10% shareholders were complied with on a timely basis.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table shows the number of shares of common stock held by all persons who are known by us to beneficially own or exercise voting or dispositive control over more than five percent of our outstanding common stock.

	Number of Shares
	Beneficially
Name and Address	Owned		Percent of Class

FMR LLC	8,471,296	[1]	14.599%
82 Devonshire Street Boston, MA 02109
UBS AG	5,706,129	[2]	9.9%
Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland
Goldman Sachs Asset Management, L.P.	3,187,729	[3]	5.5%
32 Old Slip New York, NY 10005

[1]	Based upon the most recent SEC filing by FMR LLC on Form 13G dated January 9, 2008. Of the total shares shown, the nature of beneficial ownership is as follows: sole voting power 70,696; shared voting power 0; sole dispositive power 8,471,296; and shared dispositive power 0.

[2]	Based upon the most recent SEC filing by UBS AG on Form 13G dated February 14, 2008. Of the total shares shown, the nature of beneficial ownership is as follows: sole voting power 5,317,587; shared voting power 0; sole dispositive power 0; and shared dispositive power 5,706,129.

[3]	Based upon the most recent SEC filing by Goldman Sachs Asset Management, L.P. on Form 13G dated January 29, 2008. Of the total shares shown, the nature of beneficial ownership is as follows: sole voting power, 2,895,863; shared voting power 48,400; sole dispositive power 3,137,229; and shared dispositive power 50,500.

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis is designed to provide our shareholders with a clear understanding of the compensation philosophy and objectives, compensation-setting process, and compensation programs and actions for our named executive officers. Our named executive officers are those executive officers listed below, whose compensation is disclosed in the Summary Compensation Table on page 42 of this proxy statement (“named executive officers” or “NEOs”):

Gregory T. Swienton	Chairman and Chief Executive Officer (CEO)
Robert E. Sanchez	Executive Vice President and Chief Financial Officer (CFO)
Mark T. Jamieson	Former Executive Vice President and Chief Financial Officer
Vicki A. O’Meara	Former President — U.S. Supply Chain Solutions
Anthony G. Tegnelia	President — Fleet Management Solutions, North America
Thomas S. Renehan	Executive Vice President — Sales and Marketing, Fleet Management Solutions, North America
Robert D. Fatovic	Executive Vice President, Chief Legal Officer and Corporate Secretary

Executive Summary

The following provides a brief overview of the more detailed disclosure set forth in our Compensation Discussion and Analysis.

•	The objective of our executive compensation program is to recruit, retain and motivate high-quality executives who possess diverse skills and talents that can help us achieve our short-term goals and long-term strategies.

•	The Compensation Committee (Committee) of our Board of Directors (Board) is responsible for reviewing and approving all of the components of our executive compensation program, approving all compensation actions for NEOs other than our CEO, evaluating the CEO’s performance and making recommendations to the full Board regarding CEO compensation. Our independent directors acting as a group are responsible for determining and setting CEO compensation.

•	We provide our named executive officers with the following types of compensation: salary, annual cash incentive awards (annual bonus), equity-based incentive compensation and limited perquisites. We also provide welfare and retirement benefits as well as severance and change of control benefits. A significant portion of NEO compensation (approximately 70%) is at-risk, performance based compensation.

•	The Committee does not target executive pay levels at any particular percentile of market data. Rather, the Committee’s goal is to design an executive compensation program and set compensation levels to provide market compensation if we achieve target financial results, and below-market compensation when Company and/or individual performance fail to meet expectations.

•	While compensation levels may differ among NEOs based on competitive factors and the role, responsibilities and performance of each specific NEO, there are no material differences in the compensation philosophies, objectives or policies for our NEOs, nor do we have a policy regarding internal pay equity.

•	In evaluating each element of our executive compensation program, the Committee considers the executive compensation program and practices, as well as the financial performance of comparative groups of companies, but does not attempt to maintain a certain target percentile within the comparative groups.

•	Although at record levels, Company performance throughout 2007 was below our aggressive planned targets. As a result, the annual bonus program payout was 63.7% of target, the plan payout under the previously-granted long-term cash award opportunity was 54.4% of target and the total cash compensation for Mr. Swienton decreased by $351,928, or 13% from 2006 levels.

•	Our equity-based incentive compensation grants to NEOs in 2007 consisted of a combination of stock options (45%) and performance-based restricted stock rights (35%) with tandem cash awards (20%). The equity granted in February 2007 to NEOs was expected to deliver an aggregate target opportunity equal to 175% of the midpoint of the relevant salary range for the NEO’s management level and 350% in the case of our CEO.

•	We do not time our equity award grants relative to the release of material non-public information.

•	Our NEOs do not have employment agreements, but do have agreements which entitle them to severance in certain scenarios. On November 29, 2007, the Committee approved a severance package for Ms. O’Meara, in connection with her departure from the Company, which was in accordance with the material provisions of the existing severance agreement between Ms. O’Meara and the Company, with limited exceptions as described below.

•	We believe our executive compensation program achieves our compensation objectives in a reasonable and efficient manner.

Oversight and Authority over Executive Officer Compensation

Compensation Setting Process

The Committee is responsible for determining the compensation philosophy and objectives for our named executive officers and for reviewing and recommending to the Board of Directors the approval of all components of our executive compensation program. Our independent directors, acting as a group, are responsible for setting CEO compensation based on recommendations from the Committee. The Committee, with input from our CEO, is responsible for setting the compensation of all of our other named executive officers.

With respect to compensation decisions for named executive officers (excluding our CEO), in February of each year our CEO gives the Committee a performance assessment and compensation recommendation for each named executive officer. The performance assessment includes strengths, weaknesses and succession potential and is based on individual performance evaluations conducted by the CEO and the executive officer’s direct supervisor (if different from the CEO). Our CEO also reviews compensation data provided by our compensation group, legal department and outside consultants. At the Board’s annual Strategic Summit Meeting in October of each year, each NEO is also evaluated by the full Board as part of the succession planning process.

In February of each year (in connection with the conclusion of our business planning process), the Committee conducts its annual review of the compensation packages for each of our named executive officers. Based on this review, the Committee approves (a) base salary changes, (b) any cash payout amounts earned under the previous year’s annual bonus program, (c) equity grants and (d) performance targets and target opportunity under any incentive compensation programs for the current year. The Committee may take other individual compensation actions during the year as needed. While the Committee considers competitive market compensation paid by other companies, it does not attempt to maintain a certain target percentile within a comparative group. Rather, the Committee’s objective is to target executive pay at levels that are market competitive based on Company and individual performance. Specifically, the Committee’s goal is to design a compensation program and set compensation levels to provide market compensation for achieving target financial results, and below-market compensation when Company and/or individual performance fail to meet expectations. While compensation levels may differ among NEOs based on competitive factors and the role, responsibilities and performance of each specific NEO, there are no material differences in the compensation philosophies, objectives or policies for our NEOs, nor do we have a policy regarding internal pay equity.

In determining the compensation package for Mr. Swienton, the Committee and the independent directors consider the results of Mr. Swienton’s annual performance evaluation, comparative compensation data and information on our competitive position and operating/financial performance, as discussed further under the captions “Compensation Philosophy and Objectives,” “Benchmarking” and “Use of Compensation Consultants”. At the beginning of each fiscal year, the Committee and the independent directors conduct a performance review of the CEO. For the review, the CEO and each independent director complete a comprehensive CEO evaluation questionnaire. The 2007 questionnaire focused on (a) our historical and forecasted performance, (b) Mr. Swienton’s effectiveness in leading the organization, the Board and external constituencies, and (c) his effectiveness at team building and succession planning and development. At the Committee’s February meeting, the CEO presents his personal performance results for the prior fiscal year and responds to any questions that the Committee may have. At the completion of his performance review, the Committee discusses the CEO’s performance review in executive session and formulates its recommendation. At the February Board meeting, in executive session without the CEO present, the independent directors determine the CEO’s compensation based on the recommendations of the Committee.

Compensation Philosophy and Objectives

The most important objective of our executive compensation program is to recruit, retain and motivate high-quality executives who possess diverse skills and talents that can help us achieve our short-term goals and long-term strategies. In addition, we strive to design, implement and maintain an executive compensation program that accomplishes the following three key goals:

•	Aligns the interests of our named executive officers and our shareholders so that our named executive officers are motivated to take actions that are in the best interests of our shareholders when carrying out their duties as executives of our Company.

•	Emphasizes and rewards overall Company performance through clear and simple incentive compensation programs that provide market compensation for achieving target financial results and below-average compensation when Company and/or individual performance fail to meet expectations.

•	Rewards each named executive officer’s performance, contribution and value to the Company.

The Committee regularly evaluates the effectiveness of our executive compensation programs, considering the cost to us and the value to the executive of each element of compensation, in light of the above stated compensation objectives.

Benchmarking

In evaluating each element of our executive compensation program, the Committee considers the executive compensation program and practices, as well as the financial performance of comparative groups of companies. Management and the Committee view this data as one factor in making compensation decisions, but do not rely solely on this information.

Our business is comprised of three distinct, complex business units: Fleet Management Solutions, Supply Chain Solutions and Dedicated Contract Carriage. Although there are other public companies that operate in one or more of our business segments, we do not believe there are any public companies that provide similar fleet management services (which represents nearly 60% of our consolidated revenues) or that provide the same mix of services, and that publicly disclose financial performance and compensation data relating to that business. As a result, we do not have access to relevant compensation data for our direct competitors.

In determining 2007 compensation, management and the Committee, with the assistance of Frederic W. Cook & Co., Inc., assembled a peer group which was determined to provide the most useful comparison with respect to our CEO. The peer group companies include a significant part of the Dow Jones Transportation Index (excluding air and rail companies) and several leasing companies, and specifically consists of:

Avis Budget Group, Inc.	Hertz Global Holdings, Inc.
C. H. Robinson Worldwide, Inc.	Hub Group, Inc.
Celadon Group, Inc.	Landstar System, Inc.
CIT Group Inc.	Old Dominion Freight Line, Inc.
Con-way Inc.	PHH Corporation
CSX Corporation	Trinity Industries, Inc.
Expeditors International of Washington, Inc.	United Parcel Service, Inc.
FEDEX Corporation	Werner Enterprises, Inc.
GATX Corporation	YRC Worldwide Inc.

Management and the Committee believe this peer group provides a useful basis of comparison for our CEO compensation because, similar to Ryder, many of these companies are asset-based providers of transportation or transportation-related services or otherwise provide leasing or rental services. Furthermore, many are impacted by similar economic factors affecting our Company including freight demand and fuel prices. However, for the reasons described above, unlike with many other companies who are able to compile a more relevant peer group, we do not believe information relating to our peer group is necessarily the most significant factor in determining executive compensation. Consequently, when making compensation decisions regarding our CEO for 2007, the Committee also considered compensation data compiled by management and outside consultants (at the request of the Committee) for companies that are included in the S&P 500 and that are of similar size (i.e., revenue of between $5.5 billion and $6.5 billion), scope (i.e., similar industries/global) and performance. Although the Committee and management consider this data, their compensation recommendations and decisions are not based on maintaining a certain target percentile within the comparative group(s). The “Industry,” “Performance” and “Revenue” peer groups considered by the Committee during 2007 were as follows:

Industry Peer Group (17 Companies)

C. H. Robinson Worldwide, Inc.	Celadon Group, Inc.
Cendant Corporation	CIT Group Inc.
Con-way Inc.	CSX Corporation
Expeditors International of Washington, Inc.	FEDEX Corporation
GATX Corporation	Hub Group, Inc.
Landstar System, Inc.	Old Dominion Freight Line, Inc.
PHH Corporation	Trinity Industries, Inc.
United Parcel Service, Inc.	Werner Enterprises, Inc.
YRC Worldwide Inc.

Performance Peer Group (20 Companies) — These companies were determined to be comparable to us from a financial performance perspective based on a variety of financial criteria, including one- and three-year performance on sales growth, profit growth, return to shareholders, profit margin and return on equity.

American Power Conversion Corporation	Cardinal Health, Inc.
Citrix Systems, Inc.	Fluor Corporation
FPL Group, Inc.	Genuine Parts Company
Mattel, Inc.	McCormick & Company, Incorporated
Medco Health Solutions, Inc.	Morgan Stanley
Nabors Industries Ltd.	North Fork Bancorporation, Inc.
Office Depot, Inc.	Paychex, Inc.
PPL Corporation	Reebok International Ltd.
Regions Financial Corporation	The Southern Company
The St. Paul Travelers Companies, Inc.	WW Grainger, Inc.

Revenue Peer Group (65 Companies)

Advanced Micro Devices, Inc.	Fisher Scientific Group Inc.
AK Steel Holding Corporation	Foot Locker, Inc.
Allied Waste Industries, Inc.	Freescale Semiconductor, Inc.
Asbury Automotive Group, Inc.	Google Inc.
Atmos Energy Corporation	Group 1 Automotive, Inc.
Autoliv, Inc.	IAC/InterActiveCorp
Autozone, Inc.	Interpublic Group of Companies, Inc.
Ball Corporation	Kerr-McGee Corporation
BB&T Corporation	The McGraw-Hill Companies, Inc.
Becton, Dickinson and Company	MeadWestvaco Corporation
Bed Bath & Beyond Inc.	Newell Rubbermaid Inc.
Blockbuster Inc.	Nova Chemicals Corporation
Bluelinx Holdings Inc.	OGE Energy Corp.
Boston Scientific Corporation	Owens Corning
Brunswick Corporation	Performance Food Group Company

Burlington Resources Inc.	PPL Corporation
C. H. Robinson Worldwide, Inc.	QUALCOMM Incorporated
Canadian National Railway Company	Quebecor World Inc.
Capital One Financial Corporation	Quest Diagnostics Incorporated
CarMax, Inc.	Rockwell Automation, Inc.
CDW Corporation	Rogers Communications Inc.
Celanese Corporation	Ryerson Inc.
CMS Energy Corporation	Safeco Corporation
CONECTIV	Saks Incorporated
Constellation Brands, Inc.	Smith International, Inc.
Darden Restaurants, Inc.	Starbucks Corporation
Dole Food Company, Inc.	Starwood Hotels & Resorts Worldwide, Inc.
Dover Corporation	SYNNEX Corporation
Embarq Corporation	Terex Corporation
The Estee Lauder Companies Inc.	Toll Brothers, Inc.
Family Dollar Stores, Inc.	Unisys Corporation
Federal-Mogul Corporation	WW Grainger, Inc.
Fidelity National Title Group, Inc.	WellChoice, Inc.

For our other NEOs, we continue to rely on broad-based published surveys, specifically the Mercer Benchmark Database — Executive Positions, which is comprised of 2,473 U.S.-based companies across all industries. A list of those companies is included in Appendix B to this Proxy Statement. We also utilize compensation data and benchmarking tools provided online by Equilar, Inc. We do not utilize the peer groups identified above to benchmark compensation for our other NEOs because we believe that sufficient information is not available from any peer group with respect to comparable positions and levels of our other NEOs. The Mercer Benchmark Database is a position-specific database which is searchable based on a variety of factors. For any specific position, narrowed by revenue and scope, the Database provides detailed compensation data with respect to base salary, short-term incentives and long-term incentives. Management uses this data to determine the range of compensation amounts for the companies included in the Database and benchmarks amounts paid to our named executive officers against these published amounts.

The Committee uses benchmark comparisons to peer groups or published surveys, as applicable, to ensure that it is acting responsibly and to establish points of reference to determine whether and to what extent it is establishing competitive levels of compensation for our executives. The Committee compares numerous elements of executive compensation, including base salaries, annual incentive compensation, long-term cash and equity-based incentives and retirement benefits, to assist in determining whether proposed compensation programs are competitive. The Committee then uses its experience and judgment to make final compensation decisions.

Use of Compensation Consultants

The Committee has authority to retain compensation consultants, outside legal counsel and other advisors to assist it in fulfilling its responsibilities. Historically, in addition to the Committee, our Chief Human Resources Officer (CHRO), Vice President of Compensation and Benefits and Chief Legal Officer have from time-to-time engaged compensation consultants and outside legal counsel on our behalf to assist in the evaluation of executive compensation.

During 2007, the Committee engaged Frederic W. Cook & Co., Inc. (Cook), to assist in the review and competitive analysis of the CEO’s compensation package. Cook was engaged to review data and competitive analyses prepared by management regarding CEO compensation, and to work directly with the Chair of the Committee to prepare a proposal for 2007 CEO compensation to be considered by the Committee and the independent directors. Based upon Cook’s review of the compensation data of the companies comprising the “Peer,” “Revenue” and “Performance” groups listed above, and their own internal analysis, Cook provided recommendations to the Committee for a competitive total CEO compensation package. The Committee considered Cook’s recommendation as one factor in approving the CEO’s 2007 compensation. Management did not engage Cook for any compensation-related matter during 2007.

As discussed in further detail below under “Severance and Change of Control Benefits,” management (at the request of the Committee) retained Deloitte & Touche LLP (Deloitte) and Mercer LLC (Mercer) during 2006 to review and evaluate our severance and change of control severance programs relative to market standards. As a result of this review, in January 2007 the Board approved changes to our severance and change of control severance programs that generally reduced our officers’ severance benefits. Mercer compared the type and amount of severance and change of control severance benefits provided by us as well as the general terms and conditions of our programs with those of comparable companies within Mercer’s proprietary database. Deloitte provided comprehensive data and calculations regarding potential change of control severance payments under our existing program and various other scenarios. Management also retained outside legal counsel to review the terms and conditions of our existing severance and change of control severance programs in light of market trends and emerging governance practices. Each of the consulting firms provided a report to management which summarized their findings. The consulting firms did not interact or cooperate in preparing or presenting their recommendations to the Committee, however, representatives of the Committee consulted directly with outside counsel to discuss the recommendations of the consulting firms. Management did not engage Mercer for any other purpose during 2007, but did participate in and utilize the Mercer Benchmark Database — Executive Positions, during 2007. Management did not engage Deloitte during 2007 for any other compensation related matter, except that Deloitte was engaged to perform certain calculations required for the executive compensation tables contained herein. The Company also engages Deloitte from time-to-time for non-compensation related matters.

Elements of our 2007 Executive Compensation Program

Our executive officers do not have employment agreements in order to provide the Committee with flexibility to change the executive compensation program with respect to components, pay mix and amounts. Our NEOs do, however, have individual severance agreements which are described in more detail under the heading “Severance and Change of Control Benefits.”

In 2007, our executive compensation program consisted of base salary, annual bonus, long-term incentives, and benefits and perquisites. We do not have a formal policy relating to the allocation of total compensation among the various components. However, both management and the Committee believe that the more senior the position an executive holds, the more influence they have over our financial performance. As such, a greater amount of NEO compensation should be at-risk based on Company performance. The compensation mix for our CEO for 2007 was targeted as set forth in the following chart.

Pay Mix for Chief Executive Officer (at target)

The chart below is representative of the overall target pay mix for our other named executive officers (excluding our CEO) in office at year end.

Pay Mix for Other Named Executive Officers (at target)

The actual compensation mix for each named executive officer may vary based on job responsibilities, Company performance, individual performance and contributions to the organization. Following is a description of each component of executive compensation for 2007:

ANNUAL COMPENSATION

Base Salary
Objective:  The Committee sets an executive’s base salary with the objective of hiring and retaining highly qualified executives and rewarding individual performance. Base salary is designed to adequately compensate and reward the executive on a day-to-day basis for the time spent and the services the executive performs. When setting and adjusting individual executive salary levels, the Committee considers the executive officer’s responsibilities, experience, potential, individual performance and contribution, competitive market position determined from market surveys and comparative data provided by outside compensation consultants. The Committee also considers other factors such as the annual merit increase paid to all other Company employees, demand in the labor market for the particular executive and succession planning. These factors are not weighted. The Committee bases salary adjustments on the overall assessment of all of these factors. The Committee does not target base pay at any particular level versus a peer group, but instead, the Committee considers certain market and survey data, as described above, and uses its judgment to set a base salary that, when combined with all other compensation elements, results in a competitive pay package.

2007 Salary Actions:  In February 2007, Mr. Swienton received a 3.5% salary increase and the other named executive officers, excluding Mr. Tegnelia, received .8% to 3.5% salary increases. These increases were effective in April 2007 and were consistent with the budgeted annual merit increase for all eligible employees which was 3.5%. Mr. Tegnelia received a 6.0% salary increase comprised of a 3.5% merit increase and an additional 2.5% salary adjustment to better align his salary with his position and responsibilities, effective in April 2007. In October 2007, Mr. Sanchez’s salary was increased to $400,000 in connection with his promotion to Chief Financial Officer.

Annual Bonus	Objective: Our annual bonus program is designed to reward executives (through additional cash compensation) when the Company meets certain annual performance targets. The Committee believes the annual bonus motivates executives to focus their efforts on implementing the near-term strategies and achieving the fiscal-year financial goals established by management and approved by the Board.

2007 Annual Bonus Program: The performance metrics and performance targets for our 2007 annual bonus program were based on our 2007 internal business and strategic plan. The 2007 annual bonus program for our named executive officers was driven by a combination of the following three Company performance metrics. There were no individual performance metrics for our named executive officers.

     •   Operating revenue (40% weighting) is our total revenue less fuel services revenue (net of inter-segment billings) in our fleet management solutions business segment and subcontracted transportation revenue in our supply chain solutions and dedicated contract carriage business segments. We believe net operating revenue (a non-GAAP financial measure) is a better measure of our operating performance and sales activity than gross revenue because both fuel and subcontracted transportation are largely pass-throughs to customers and therefore have minimal impact on our profitability.

     •   Earning per share (EPS) (30% weighting) is an effective measure commonly used by shareholders to assess a company’s annual financial performance, and therefore, we think it is an appropriate measure on which to compensate our named executive officers.

     •   Return on capital (30% weighting) is our tax adjusted earnings excluding interest, as a percentage of (i) total debt, (ii) on and off-balance sheet debt obligations and (iii) shareholders equity. We believe return on capital measures capital efficiency across all business segments, which is critical to the success of capital-intensive businesses like ours.

We believe that these three performance metrics taken together are useful in measuring our success in meeting our strategic objective of growing our revenue in a way that creates solid earnings leverage and earns an appropriate return on invested capital.

The following chart sets forth the performance measures, weights and targets under our 2007 annual bonus program:

Performance Measure	Threshold (25% Payout)	Target (100% Payout)	Maximum (200% Payout)	Actual Achievement in 2007	Calculated Payout as a Percent of Target Opportunity	Weighted Payout

Operating Revenue (40%) (in thousands)	$4,420.0	$4,652.6	$4,885.0	$4,636.8	94.9%	37.96%
Earnings Per Share (30%)	$ 3.90	$ 4.40	$ 4.90	$ 4.13	59.5%	17.85%
Return on Capital (30%)	7.40%	7.96%	8.25%	7.41%	26.3%	7.90%

						63.7%

Actual performance relative to the target is calculated in accordance with GAAP and adjusted for non-recurring and non-operational items. The Committee adjusts the EPS results on which payouts are determined in order to ensure that the payouts properly reflect the earnings growth in our core business and are not impacted by non-recurring or non-operational items. Specifically, the Committee adjusted 2007 EPS to eliminate the impact of benefits related to (i) tax law changes in the fourth quarter and (ii) a $200 million share repurchase program authorized and completed in 2007, all of which are discussed in our financial statements and periodic SEC filings. As a result, the EPS amount on which performance was measured was $0.11 lower than reported EPS, which resulted in a reduced payout under the annual bonus program.

Under the 2007 annual bonus program, the target payout opportunity for all executive officers (other than our CEO) was 75% of base salary. The target payout opportunity for our CEO was 100% of base salary. These target payout amounts are designed to motivate our executive officers to act in a way that will result in us achieving significantly improved year over year financial performance. Each year, the Committee considers the appropriateness of these target payout amounts, and in February 2007, the Committee considered both the benchmarking data provided by management and Cook, as well as recommendations from Cook, in deciding to keep the target payout amounts unchanged. Mr. Swienton receives a higher target payout amount than our other executive officers to reflect the increased responsibility that accompanies the role of a CEO. The Committee believes that given his position, a larger portion of Mr. Swienton’s compensation should be based on Company performance.

For 2007, the actual payouts were 63.7% of the target opportunity payout. The actual payout amounts were as follows:

Named Executive Officer	2007 Payout ($)

Gregory T. Swienton	555,988
Robert E. Sanchez	155,851
Mark T. Jamieson	0
Vicki A. O’Meara	*
Anthony G. Tegnelia	215,801
Thomas S. Renehan	148,611
Robert D. Fatovic	155,923

* Ms. O’Meara received a pro-rata portion of her 2007 annual bonus as part of her severance package, as described in detail below under the heading “Potential Payments Upon Termination or Change of Control — 2007 Events.”

2008 Annual Bonus Program: In February 2008, the Committee approved the performance metrics, performance targets and potential payout amounts for the 2008 annual bonus awards. The Committee determined to maintain the same three performance metrics (operating revenue, EPS and return on capital). The target payout amounts for the non-CEO executive officers will continue at 75% of base salary. Mr. Swienton’s target payout for 2008 was increased from 100% to 120% of base salary. The threshold and maximum target payout amounts will remain unchanged from 2007.

LONG-TERM INCENTIVES

Our 2007 long-term incentive program for our named executive officers was comprised of non-qualified stock options and performance-based restricted stock rights (with tandem cash awards). Historically we have also maintained cash-based long-term incentive plans and have awarded time-based restricted stock rights. The cash long-term incentive plan and issuance of time-based restricted stock rights was discontinued as part of the long-term incentive program with the introduction of our current long-term incentive plan in 2006. These legacy plans and awards are described later in this Compensation Discussion and Analysis.

The Committee believes granting stock options and performance-based restricted stock rights to our named executive officers aligns their financial interests with that of our shareholders in order to motivate our named executive officers to create long-term value for our shareholders. These equity awards also promote employee retention as the equity awards do not fully vest until at least three years after the grant date.

Equity Compensation	2007 Long-Term Incentive Program: The combination of stock options and performance-based restricted stock rights (PBRSRs) (with tandem cash awards) granted in February 2007 to named executive officers was expected to deliver an aggregate target value equal to 175% of the midpoint of the relevant salary range for the named executive officer’s management level and 350% in the case of Mr. Swienton. Of the total target value, 45% of the value was allocated to the stock options, 35% was allocated to the PBRSRs and 20% was allocated to the tandem cash award. These values were converted into an equivalent number of shares based on the fair value of the stock options (using a Black-Scholes pricing model) and on the intrinsic value of the PBRSRs. This formula is illustrated below.

Value in Stock Options = Target Value x 45%
     Value in PBRSRs = Target Value x 35%
     Value in Tandem Cash = Target Value x 20%

     Number of Stock Options Granted =       Value in Stock Options
                                                                Black-Scholes Value on Grant Date

     Number of PBRSRs Granted =               Value in PBRSRs
                                                     Average of high and low price on Grant Date

Stock Options: The stock options were issued at the average of the high and low sales price of our common stock as reported by the NYSE on February 9, 2007, the day the Committee (or the Board in the case of the CEO grant) approved the grant. The stock options vest in three equal annual installments and expire seven years from the grant date. The stock options only have value to the extent our stock price increases over the term of the option.

Performance-based restricted stock rights: The PBRSRs will vest and pay out at target upon approval of the Committee only if Ryder’s total shareholder return (generally the change in Ryder’s stock price over the performance period assuming reinvestment of dividends paid) meets or exceeds the total shareholder return of the S&P 500 Composite Index over the three-year period from January 1, 2007 to December 31, 2009. There is no threshold or maximum payout. The PBRSRs entitle the named executive officer to receive dividend equivalents during the performance period and include a tandem cash award. Specifically, if the PBRSRs vest, the named executive officer will also receive an amount of cash that is expected to approximate the amount of the executive officer’s tax liability relating to the vesting of the PBRSRs. The Committee believes total shareholder return is an appropriate performance metric because it assesses whether management is focusing its efforts on the fundamental drivers of shareholder value. Given the difficulty in identifying a suitable peer group for our Company, the Committee selected the S&P 500 as the comparable group because it is a broad-based, widely-used index.

In February 2007, our independent directors approved an award with a value of $3.2 million to Mr. Swienton, which converted to 112,385 stock options and 21,340 PBRSRs (with a $639,956 tandem cash award). The aggregate fair market value of the stock options and PBRSRs equaled 376% of the midpoint of the relevant salary range, exceeding the 350% target value. The Committee exceeded the target value for Mr. Swienton in order to reward him for our continued strong financial performance and recognize his continued efforts to improve our financial position and execute our long-term strategies. The equity granted to Mr. Swienton in 2007 was consistent with, though slightly less than, the equity granted to him in 2006. Mr. Swienton’s target value was set higher than the other NEOs to reflect Mr. Swienton’s scope of responsibilities as our CEO, as well as to maintain an appropriate total compensation level based on competitive market data.

With respect to awards to our executive officers, other than Mr. Swienton, these target values were placed in a pool and were allocated and awarded to our executive officers (including NEOs) by the Committee (based on recommendations made by Mr. Swienton). In determining the value (in stock options and PBRSRs, with tandem cash awards) to grant to executive officers, the Committee considered Company performance, competitive practices, the cost to us (particularly in light of the new stock option expensing rules) and share dilution. The Committee also considered their individual responsibilities, performance evaluation and long-term initiatives. The number and grant date fair value of the equity granted to the named executive officers in 2007 is set forth in the “2007 Grants of Plan-Based Awards Table” on page 44.

OTHER BENEFITS AND PERQUISITES

Perquisites and Benefits	Objective: The Committee prefers to compensate our named executive officers in cash and equity rather than with perquisites. However, we do provide a limited number of perquisites to our named executive officers that we believe are related to the performance of their responsibilities. In addition, we believe our named executive officers should be eligible to participate in the standard benefits package available to all U.S. salaried employees as well as a few additional benefits that are customary for other executives in their positions.

2007 Perquisites: During 2007, each named executive officer received the following perquisites:

• An annual car allowance equal to $9,600 per year;

     •   An annual executive perquisite of $5,000 for all executive officers and $7,500 for our CEO (plus a tax gross-up). Although designed to provide the executive with an amount of money that can be used by him or her to pay for community, business or social activities that may be indirectly related to the performance of the executive’s duties but are not otherwise eligible for reimbursement as direct business expenses, there is no requirement that the executive use the perquisite for these purposes;

     •   Given the complex structure of certain elements of our compensation, we reimburse our executives for up to $6,000 per year for amounts paid by the executive for financial planning and tax preparation services;

• For security reasons, we provide up to $5,000 for the installation of a new or upgraded security system in the executive’s home and pay any related monthly monitoring fees; and

     •   Certain of our named executive officers also received a country club membership during the first part of 2007, for which there was no incremental cost to us. This perquisite has since been discontinued.

2007 Benefits: During 2007, our named executive officers were eligible to participate in the following standard benefit plans: qualified pension plan, pension benefit restoration plan (pension restoration plan), 401(k) savings plan (including Company contribution based on Company performance), deferred compensation plan, medical, dental and prescription coverage, Company-paid short- and long- term disability insurance, and paid vacation and holidays. The retirement and deferred compensation plans are described below under the headings “Pension Benefits” and “2007 Nonqualified Deferred Compensation” beginning on page 46. In addition, the named executive officers received the following additional welfare benefits which are not available to all salaried employees: executive term life insurance coverage equal to three times the executive’s current base salary in lieu of the standard Company-paid term life insurance (limited to an aggregate of $3 million in life insurance coverage under the policy) and individual supplemental long-term disability insurance which provides up to $15,000 per month in additional coverage over the $8,000 per month maximum provided under our group long-term disability plan.

Other Compensation

Historically, we have also maintained cash-based long-term incentive plans and have awarded time-based restricted stock rights, as discussed below. In February 2006, the Committee decided to allocate more of our executive officer’s long-term compensation from cash to equity and approved a new long-term incentive program. As a result, the Committee ceased granting long-term cash awards and instead began granting the PBRSRs with tandem cash awards, which are described in more detail above under “Long-Term Incentives”.

Cash Awards

In May 2005, the Committee approved a cash based long-term incentive plan (Cash LTIP) for our named executive officers that provides cash compensation if the Company achieves certain levels of operating revenue growth, earning per share growth and return on capital during the period from April 1, 2005 through December 31, 2007. Based on the performance period that ended December 31, 2007, the named executive officers earned 54.4% of target. Amounts earned under the awards will vest in June and be paid in July 2008. The target payout amount for all executive officers is 75% of base salary (other than our CEO, whose target payout amount is 150% of base salary). The Committee set the target payout amounts based on the same targets in use under the previous cash LTIP program. Mr. Swienton was awarded a higher target payout amount than the other NEOs due to his role as the CEO and the corresponding level of responsibility for the operations of the Company that accompanies this position, as well as his proven performance related to objectives. This target was also consistent with the benchmarking and compensation data reviewed by the Committee. The awards provide for a threshold payout amount (equal to 50% of the target payout amount) if we met the threshold performance targets and a maximum payout amount (equal to two times the target payout amount) if we met the maximum performance targets.

The following chart sets forth the performance measures, weights and targets under the Cash LTIP plan:

			Maximum		Calculated Payout
Performance	Threshold	Target (100%	(200%	Actual	as a Percent of	Weighted
Measure	(50% Payout)	Payout)	Payout)	Achievement	Target Opportunity	Payout

Operating Revenue (40%)	$4,224.7	$4,696.1	$4,881.1	$4,636.8	93.7%	37.48%
(in thousands)
Earnings Per Share* (30%)	$4.13	$4.93	$5.69	$4.23	56.3%	16.89%
Return on Capital (30%)	7.9%	8.3%	8.7%	7.8%	0%	0%

						54.4%

*	For purposes of this calculation, earnings per share excludes after-tax expense for Company administered pension and the impact of Company share repurchase programs in 2005 and 2007.

Time-Vested Restricted Stock Rights

In the past, the Committee approved annual grants of time-vested restricted stock rights to our named executive officers. Generally, the restricted stock rights vested in three equal annual installments regardless of Company performance. Beginning in 2006, the Committee granted performance-based restricted stock rights with tandem cash awards in lieu of the time-vested restricted stock rights as the Committee believes that performance-based restricted stock rights are more consistent with its compensation objectives. Time-vested restricted stock continues to be used for retention concerns and new hires. The time-vested restricted stock rights include a right to receive dividend equivalents during the vesting period.

The Committee did not grant any time-vested restricted stock rights to NEOs in 2007.

Severance and Change of Control Benefits

All officers (including all executive officers) are currently eligible for certain severance benefits under either individual severance agreements (in the case of our NEOs) or the terms of our new executive severance plan, as discussed below. These benefits are described in more detail under the heading “Potential Payments Upon Termination or Change of Control” on page 49. Severance benefits are intended to ease the consequences of an unexpected termination of employment. These benefits are also designed to prevent our senior executives from seeking employment with our competitors after termination or soliciting our employees or customers during the restricted period. The change of control benefits are designed to preserve productivity, avoid disruption and prevent attrition during a period when we are, or are rumored to be, involved in a change of control transaction. The change of control severance program also motivates executives to pursue transactions that are in our shareholders’ best interests notwithstanding the potential negative impact of the transaction on their future employment. While cognizant of their terms, the Committee does not view the change of control and severance arrangements as an element of current compensation, and such arrangements do not necessarily affect the Committee’s annual compensation decisions.

During 2007 and through January 30, 2008, all officers (including all executive officers) were eligible for certain severance benefits under the terms of our severance agreement and change of control benefits under the terms of our change of control severance agreement, forms of which are on file with the SEC. These benefits are described in more detail under the heading “Potential Payments Upon Termination or Change of Control” on page 49.

During 2006, the Committee conducted a comprehensive review and evaluation of our severance and change of control severance benefits. Management (at the request of the Committee) retained Deloitte and Mercer to review and evaluate our severance and change of control severance programs relative to market standards. Mercer compared the type and amount of severance and change of control severance benefits provided by us as well as the general terms and conditions of our programs with those of comparable companies within Mercer’s proprietary database. Deloitte provided comprehensive data and calculations regarding potential change of control severance payments under our existing program and various other scenarios. Management also retained outside legal counsel to review the terms and conditions of our existing severance and change of control severance programs in light of market trends and emerging governance practices. Each of the consulting firms and outside counsel provided a report to management which summarized their findings. The Committee also considered benchmarking data assembled by management for a 20 company peer group from 5 industry groups, each of which engage in some or all of our business activities.

Specifically, that peer group consisted of:

Caterpillar Inc.	Hub Group, Inc.
Celadon Group, Inc.	JB Hunt Transport Services
Cendant Corporation	Landstar System, Inc.
C. H. Robinson Worldwide, Inc.	Old Dominion Freight Line, Inc.
CIT Group Inc.	PHH Corporation
Con-way Inc.	TNT N.V.
CSX Corporation	Trinity Industries, Inc.
Expeditors International of Washington, Inc.	United Parcel Service, Inc.
FEDEX Corporation	Werner Enterprises, Inc.
GATX Corporation	YRC Worldwide Inc.

This information, together with management’s recommendations, was communicated to the Committee and the Board in connection with their review of our then existing severance and change of control severance programs and their consideration of changes to the programs. In reviewing and approving the changes, the Committee and the Board considered a variety of potential termination scenarios and stock prices and the resulting payouts to each of our NEOs in each scenario. The Committee also considered the aggregate payouts to all NEOs and all other employees under the various change of control scenarios.

In January 2007, based on the results of the Committee’s comprehensive evaluation of our severance and change of control severance programs and practices, our Board (based on the recommendations of the Committee) decided to terminate all existing severance and change of control severance agreements and adopt a new program that would reflect a number of changes to the current severance and change of control severance benefits and generally reduce the severance and change of control benefits available to our officers. Although the Committee and management determined that our previous severance and change of control benefits were reasonable, they believe the approved changes are more consistent with current market standards and emerging governance trends.

The new severance and change of control severance benefits for the named executive officers, including Mr. Swienton, are provided under new individual severance agreements, a form of which was filed with the SEC on April 4, 2007, and which replaced the executive’s previous severance and change of control severance agreements effective January 30, 2008. The Committee retained its own legal counsel to prepare the individual severance agreements for each of our executive officers, including Mr. Swienton, based on the terms approved by the Committee. Any new executive officers appointed after January 1, 2007 received an individual severance and change of control severance agreement containing the new severance and change of control severance benefits.

A description of the previous severance and change of control severance benefits (which were in effect for all current executive officers until January 31, 2008) and the approved changes to the severance and change of control severance benefits (which are in effect for all current officers since January 30, 2008 and for all new executive officers appointed after January 1, 2007) as well as a summary of potential payments relating to these and other termination events, can be found under the heading “Potential Payments Upon Termination or Change of Control” on page 49.

On November 29, 2007, management recommended and the Committee approved a severance package for Vicki A. O’Meara, our former President of U.S. Supply Chain Solutions, in connection with her departure from the Company. The terms of the severance package were in accordance with the material provisions of the severance agreement between the Company and Ms. O’Meara, dated June 18, 1997, including provisions concerning noncompetition, nonsolicitation and nondisparagement. In addition, management recommended and the Committee approved payment of (i) a pro-rata portion of the 2007 bonus to be made if and when bonus payments are paid in February 2008 and (ii) amounts previously earned by Ms. O’Meara under the 2004-2006 cash LTIP, which would otherwise be forfeited due to Ms. O’Meara’s failure to be actively employed on the relevant payment dates. Actual amounts paid to Ms. O’Meara in connection with her severance are set forth under the heading “Potential Payments Upon Termination or Change of Control — 2007 Events” on page 52.

Equity Granting Practices

In February 2007, the Committee approved a Policy on Equity Granting Practices, which provides that all grants of equity awards must be approved by the Committee (or in the case of the CEO, the independent directors acting as a group), at a Board or Committee meeting and not by written consent except in the case of new hires (excluding executive officers and other direct reports to our CEO), when equity grants may be approved by the Chair of the Committee. The grant date of any equity awards shall be the date of the Board or Committee meeting at which the award was approved, provided that the grant date for a new hire will be the later of (i) the date of the Board or Committee meeting at which the award was approved and (ii) the date on which the new hire commences employment. The exercise price of any stock option issued by us will be the average of the high and low sales price on the grant date (as required by our current equity compensation plans). We do not time our equity award grants relative to the release of material non-public information.

Stock Ownership Requirements

To demonstrate the importance of linking executive management and shareholder interests, we established formal stock ownership requirements for all of our officers. The CEO must own Company stock or stock equivalents (including any unvested restricted stock rights) having a value equal to at least two times his annual base salary, and all other officers must own Company stock or stock equivalents having a value equal to at least one times their base salary. The ownership requirements must be proportionately satisfied within five years of being appointed an officer. As of December 31, 2007, all named executive officers were in compliance with their stock ownership requirements.

Tax and Accounting Implications

Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended, precludes public companies from taking a federal income tax deduction for compensation in excess of $1 million paid to our named executive officers unless certain specific and detailed criteria are met, including the requirement that compensation be “performance-based” and under a plan approved by our shareholders.

We review all components of our executive compensation program based upon the requirements of Section 162(m) of the Internal Revenue Code. Stock-based awards under our current equity compensation plan are designed to meet the requirements of Section 162(m), and accordingly, stock options and other stock-based awards granted to the named executive officers under this plan are eligible for the “performance-based” exception to Section 162(m). Our 2007 annual bonus awards were granted under the Ryder System, Inc. 2005 Equity Compensation Plan, which was approved by our shareholders in May 2005. While the long-term cash incentive awards granted from 2002 to 2004 are performance-based, the relevant plan was not submitted to our shareholders for their approval and, therefore, we will not be able to deduct amounts paid under those awards in calculating our taxes.

The Committee believes that preserving its flexibility in awarding compensation is in our best interest and that of our shareholders and may determine, in light of all applicable circumstances, to award compensation in a manner that will not preserve the deductibility of such compensation under Section 162(m).

Nonqualified Deferred Compensation

On October 22, 2004, the American Jobs Creation Act of 2004 was signed into law, changing the tax rules applicable to nonqualified deferred compensation arrangements. The final regulations became effective in April 2007 and we believe we are operating in good faith compliance with the statutory provisions. We have amended our practices as necessary and will amend our relevant compensation plans during 2008 to the extent necessary to comply with the final regulations.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The following report of the Compensation Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC nor shall this information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended, except to the extent that Ryder System, Inc. specifically incorporates it by reference into a filing.

Our Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management. Based on our review and discussions, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Submitted by the Compensation Committee of the Board of Directors.

John M. Berra (Chair)
David I. Fuente
L. Patrick Hassey
Lynn M. Martin
Christine A. Varney

EXECUTIVE COMPENSATION

The following table sets forth the 2007 compensation for:

•	our principal executive officer;
•	each person who served as our principal financial officer during 2007;
•	the three other most highly compensated executive officers serving as executive officers at the end of 2007 (based on total compensation (as reflected in the table below) reduced by the amounts in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column); and
•	one additional individual who would have been one of the three other most highly compensated executive officers in 2007 but for the fact that she was not serving as an executive officer of the Company at the end of 2007.

We refer to the executive officers included in the Summary Compensation Table as our “named executive officers.” A detailed description of the plans and programs under which our named executive officers received the following compensation can be found in the Compensation Discussion and Analysis beginning on page 27.

Summary Compensation Table

								Change in
								Pension
								Value and
								Nonqualified
							Non-Equity	Deferred
					Stock	Option	Incentive Plan	Compensation	All Other
			Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Name and Principal Position		Year	($)	($)	($)[1]	($)[2]	($)[3]	($)[4]	($)[5]	($)

Gregory T. Swienton	Chairman and	2007	872,500	0	771,080	1,283,619	1,363,932	308,173	61,113	4,660,417
	Chief Executive Officer	2006	843,750	0	723,165	1,271,629	1,744,716	254,742	60,708	4,898,710

Robert E. Sanchez	Executive Vice President	2007	326,025	0	383,459	171,729	299,601	28,015	27,215	1,236,044
	and Chief Financial Officer	2006	302,250	0	159,462	150,319	345,531	21,990	29,956	1,009,508

Mark T. Jamieson	Former Executive Vice	2007	403,417	0	0	0	0	0	29,515	432,932
	President and Chief Financial Officer	2006	395,833	150,000	112,869	107,591	295,522	0	247,440	1,309,255

Vicki A. O’Meara	Former President	2007	452,750	0	173,553	66,463	31,729	58,518	2,969,438	3,752,451
	U.S. Supply Chain Solutions	2006	490,250	0	318,523	306,219	624,088	82,197	29,830	1,851,107

Anthony G. Tegnelia	President	2007	451,500	0	299,955	260,285	411,373	129,306	34,454	1,586,873
	U.S. Fleet Management	2006	430,250	0	264,478	228,534	552,717	186,208	34,364	1,696,551
	Solutions

Thomas S. Renehan	Executive Vice President	2007	310,950	0	382,728	170,063	257,845	34,044	40,076	1,195,706
	Sales and Marketing	2006	302,250	0	156,401	142,978	334,566	26,281	37,359	996,835
	U.S. Fleet Management Solutions

Robert D. Fatovic	Executive Vice President,	2007	326,250	0	115,535	155,275	277,783	30,475	31,704	937,022
	Chief Legal Officer and	2006	317,250	0	100,418	123,439	235,442	26,558	26,220	829,327
	Corporate Secretary

[1]	Stock awards consist of time-vested restricted stock rights and performance-based restricted stock rights. The amounts in this column do not reflect compensation actually received by the named executive officer nor do they reflect the actual value that will be recognized by the named executive officer. Instead, the amounts reflect the compensation cost recognized by us in fiscal year 2007 and 2006, respectively, for financial statement reporting purposes in accordance with SFAS 123R for stock awards granted in and prior to those years. The full grant date fair value of stock awards granted in 2007 is reflected in the 2007 Grants of Plan-Based Awards table. For information regarding the assumptions made in calculating the amounts reflected in this column, see the section entitled “Share-Based Compensation Fair Value Assumptions” in note 22 to our audited consolidated financial statements for the year ended December 31, 2007, included in our Annual Report on Form 10-K for the year ended December 31, 2007. Dividend equivalents are paid on all restricted stock rights. The dividend equivalents are factored into the compensation cost recognized for financial statement reporting purposes.
[2]	The amounts in this column do not reflect compensation actually received by the named executive officer nor do they reflect the actual value that will be recognized by the named executive officer. Instead the amounts reflect the compensation cost recognized by us in fiscal years 2007 and 2006, respectively, for financial statement reporting purposes in accordance with SFAS 123R for stock options granted in and prior to those years. The full grant date fair value of stock options granted in 2007, determined using the Black-Scholes pricing model, is reflected in the 2007 Grants of Plan-Based Awards table. For information regarding the assumptions made in determining the value under the Black-Scholes pricing model, see the section entitled “Share-Based Compensation Fair Value Assumptions” in note 22 to our audited consolidated financial statements for the year ended December 31, 2007, included in our Annual Report on Form 10-K for the year ended December 31, 2007.
[3]	For 2007, the amounts in this column represent (i) amounts earned in 2007 under the 2007 annual bonus program (which amounts were paid in February 2008), (ii) amounts earned in 2007 under our cash-based long-term incentive plan (Cash LTIP) for the 2005-2007 performance cycle, and (iii) earnings on amounts earned in previous years but not yet paid under our Cash LTIP, as set forth in the table below. For 2006, the amounts in this column represent (i) amounts earned in 2006 under the 2006 annual bonus program (which amounts were paid in February 2007),

(ii) amounts earned in 2006 under our cash-based long-term incentive plan (Cash LTIP) for the 2004-2006 performance cycle, and (iii) earnings on amounts earned in previous years but not yet paid under our Cash LTIP, as follows:

				Earnings on
			Amounts Earned	Amounts Earned
		Annual Bonus	Under Cash	But Unpaid Under
	Year	Awards ($)	LTIP ($)	Cash LTIP ($)

Gregory T. Swienton	2007	555,988	647,692	160,252
	2006	834,958	685,082	224,676

Robert E. Sanchez	2007	155,851	117,836	25,914
	2006	224,310	88,571	32,650

Mark T. Jamieson	2007	0	0	0
	2006	295,522	0	0

Vicki A. O’Meara	2007	0	0	31,729
	2006	363,827	225,290	34,971

Anthony G. Tegnelia	2007	215,801	149,602	45,970
	2006	319,311	170,049	63,357

Thomas S. Renehan	2007	148,611	110,803	(1,569)
	2006	224,310	78,310	31,946

Robert D. Fatovic	2007	155,923	121,860	0
	2006	235,442	0	0

[4]	The amounts in this column include an estimate of the increase in the actuarial present value of the accrued pension benefits (under both our pension and pension restoration plans) for the named executive officer for the respective year. Assumptions used to calculate these amounts are described under “Pension Benefits” on page 46. No named executive officer realized above-market or preferential earnings on deferred compensation.
[5]	All Other Compensation for 2007 and 2006, respectively, includes the following payments or accruals for each named executive officer:

			Premiums
			Paid
			Under the
			Supplemental	Premiums
		Employer	Long-Term	Paid for
		Contributions	Disability	Executive	Charitable
		to the 401(k)	Insurance	Life	Awards	Severance		Tax
	Year	Plan ($)	Plan ($)	Insurance ($)	Programs ($)(a)	Payment ($)(b)	Perquisites ($)(c)(d)	Gross-up ($)(e)

Gregory T. Swienton	2007	3,124	8,203	3,706	17,639	0	24,139	4,302
	2006	3,124	8,171	3,584	17,639	0	23,888	4,302

Robert E. Sanchez	2007	3,124	4,328	1,382	0	0	16,583	1,798
	2006	3,124	4,328	1,284	0	0	19,422	1,798

Mark T. Jamieson	2007	0	2,952	1,714	0	0	24,639	210
	2006	0	2,710	1,682	0	0	189,030	54,018

Vicki A. O’Meara	2007	0	6,538	2,099	0	2,933,882	24,051	2,868
	2006	0	6,483	2,083	0	0	18,396	2,868

Anthony G. Tegnelia	2007	3,124	5,944	1,918	0	0	20,600	2,868
	2006	3,124	5,944	1,828	0	0	20,600	2,868

Thomas S. Renehan	2007	3,124	5,202	1,321	0	0	25,052	5,377
	2006	3,124	5,072	1,284	0	0	23,725	4,154

Robert D. Fatovic	2007	3,124	4,996	1,386	0	0	20,400	1,798
	2006	3,124	4,869	1,348	0	0	15,081	1,798

(a)	As Chairman of the Board, Mr. Swienton is eligible to participate in the Company’s Matching Gifts to Education Program and Directors’ Charitable Award Program described under “Director Compensation” on page 56. For 2007, the amount in this column reflects (i) $10,000 in benefits under the Company’s Matching Gifts to Education Program and (ii) $7,639 in insurance premium payments made on behalf of Mr. Swienton in connection with the Directors’ Charitable Award Program. For 2006, the amount in this column reflects (i) $10,000 in benefits under the Company’s Matching Gifts to Education Program and (ii) $7,639 in insurance premium payments made on behalf of Mr. Swienton in connection with the Directors’ Charitable Award Program.
(b)	For Ms. O’Meara, this column reflects payments made or accrued to Ms. O’Meara in connection with her severance package, as described in more detail under the heading “Potential Payments Upon Termination or Change of Control — 2007 Events” on page 52.
(c)	Includes, for each executive, a car allowance, a financial planning and tax preparation allowance, an executive allowance, and amounts paid in connection with the executive’s home security system. The value reflected in this column reflects the aggregate incremental cost to us of providing each perquisite to the executive. Certain named executive officers also received (i) a country club membership during the first part of 2007 and (ii) tickets to certain sporting and entertainment events, for which there is no incremental cost to us.
(d)	For Mr. Jamieson, includes relocation assistance of $171,863 in 2006 and $10,849 in 2007. For Mr. Renehan, includes travel expenses for Mr. Renehan’s spouse paid by the Company in 2006 and 2007 in connection with her travel to the annual Company-sponsored FMS sales contest trip. Mr. Renehan attends this event annually as part of his role as the head of Sales and Marketing for our FMS organization.
(e)	Includes a tax gross-up on the executive perquisite and relocation assistance.

2007 Grants of Plan-Based Awards

The following table reflects the three types of plan-based awards granted to our named executive officers in 2007. The first row reflects the range of payouts under the 2007 annual bonus awards granted under the Ryder System, Inc. 2005 Equity Compensation Plan. The second row reflects the target payout under the performance-based restricted stock rights granted in 2007 under the Ryder System, Inc. 2005 Equity Compensation Plan, including the tandem cash award. The third row represents stock options granted during 2007 under the Ryder System, Inc. 2005 Equity Compensation Plan. Mr. Jamieson and Ms. O’Meara did not receive an annual bonus under the plan as their employment terminated prior to the date on which the bonus was paid. Ms. O’Meara received a pro-rata portion of the annual bonus as part of her severance package, as described under the heading “Severance and Change of Control Benefits” beginning on page 39.

					Estimated
					Future
					Payouts
					Under			Grant Date
					Equity	All Other		Fair Value
					Incentive	Option Awards:	Exercise or	of Stock
		Estimated Future Payouts Under			Plan	Number of	Base Price	and
		Non-Equity Incentive Plan Awards[1]			Awards[2]	Securities	of Option	Option
	Grant	Threshold	Target	Maximum	Target	Underlying	Awards	Awards
Name	Date	($)	($)	($)	(#)	Options (#)[3]	($/Sh)[4]	($)[5]

Gregory T. Swienton	—	218,151	872,603	1,745,206
	2/9/07		639,956		21,340			642,761
	2/9/07					112,385	52.48	1,439,652
Robert E. Sanchez	—	61,151	244,602	489,204
	2/9/07		112,157		3,740			112,649
	2/9/07					19,685	52.48	252,165
Mark T. Jamieson	—	90,891	363,563	727,126
	2/9/07		119,954		4,000			120,480
	2/9/07					21,070	52.48	269,907
Vicki A. O’Meara	—	84,745	338,979	677,958
	2/9/07		104,960		3,500			105,420
	2/9/07					18,440	52.48	236,216
Anthony G. Tegnelia	—	84,673	338,692	677,384
	2/9/07		159,989		5,335			160,690
	2/9/07					28,095	52.48	359,897
Thomas S. Renehan	—	58,310	233,240	466,480
	2/9/07		110,958		3,700			111,444
	2/9/07					19,490	52.48	249,667
Robert D. Fatovic	—	61,179	244,716	489,432
	2/9/07		104,960		3,500			105,420
	2/9/07					18,440	52.48	236,216

[1]	These columns reflect the range of payouts under the 2007 annual bonus awards granted under the Ryder System, Inc. 2005 Equity Compensation Plan. Amounts actually earned in 2007 are reported as Non-Equity Incentive Plan Compensation in the Summary Compensation Table. The “Target” column also includes the tandem cash portion of the performance-based restricted stock rights granted in 2007. For a more detailed description of the annual bonus awards, see the section entitled “Annual Bonus” in the Compensation Discussion and Analysis. For a detailed description of the tandem cash award, see “Performance-Based Restricted Stock Rights” in the Compensation Discussion and Analysis.
[2]	This column reflects the target payout under the performance-based restricted stock rights granted in 2007 under the Ryder System, Inc. 2005 Equity Compensation Plan. The performance-based restricted stock rights will payout at target only if our total shareholder return for the three-year period ending on December 31, 2009 meets or exceeds the total shareholder return of the S&P 500 Composite Index over the same period, as discussed in further detail under the heading “Performance-Based Restricted Stock Rights” in the Compensation Discussion and Analysis. There is no threshold or maximum payout. The performance-based restricted stock rights are entitled to receive dividend equivalents.
[3]	Represents stock options granted under the Ryder System, Inc. 2005 Equity Compensation Plan. The stock options for all of the named executive officers vest in three equal annual installments beginning on February 9, 2008. For a more detailed description of our stock options and stock option granting policies, see the section entitled “Long-Term Incentives” and “Equity Granting Practices” in the Compensation Discussion and Analysis.
[4]	The exercise price of the stock options granted in 2007 were set as the average of the high and the low sales prices of our common stock on the grant day as required under the Ryder System, Inc. 2005 Equity Compensation Plan. The closing stock price of our common stock was $52.16 on February 9, 2007.
[5]	The grant date fair value of the stock and option awards is determined pursuant to SFAS 123R and represents the total amount that we will expense in our financial statements over the relevant vesting period. For information regarding the assumptions made in calculating the amounts reflected in this column, see the section entitled “Share-Based Compensation Fair Value Assumptions” in note 22 to our audited consolidated financial statements for the year ended December 31, 2007, included in our Annual Report on Form 10-K for the year ended December 31, 2007.

Outstanding Equity Awards as of December 31, 2007

	Option Awards					Stock Awards
											Equity
											Incentive
									Equity Incentive		Plan Awards:
									Plan Awards:		Market or
								Market	Number of		Payout Value
						Number of		Value of	Unearned		of Unearned
	Number of	Number of				Shares or		Shares or	Shares, Units		Shares, Units
	Securities	Securities				Units of		Units of	or Other		or Other
	Underlying	Underlying		Option		Stock That		Stock That	Rights That		Rights That
	Unexercised	Unexercised		Exercise	Option	Have Not		Have Not	Have Not		Have Not
	Options	Options		Price	Expiration	Vested		Vested[1]	Vested		Vested[1]
Name	(#)	(#)		($)	Date	(#)		($)	(#)		($)
	Exercisable	Unexercisable

Gregory T. Swienton		112,385	[4]	52.48	2/9/2014
	58,334	116,666	[5]	42.73	2/13/2013
	116,667	58,333	[6]	44.89	2/10/2012
	150,000			36.88	2/12/2011
	210,000			16.60	10/10/2010
	54,000			22.10	2/13/2010
						8,333	[9]	391,734
									20,000	[2]	940,200
									21,340	[3]	1,003,193
Robert E. Sanchez		19,685	[4]	52.48	2/9/2014
	6,250	12,500	[5]	42.73	2/13/2013
	5,000	2,500	[7]	38.99	7/15/2012
	8,000	4,000	[6]	44.89	2/10/2012
						417	[9]	19,603
						833	[10]	39,159
						15,000	[11]	705,150
									3,900	[2]	183,339
									3,740	[3]	175,817
Mark T. Jamieson	—	—		—	—	—		—	—		—
Vicki A. O’Meara	5,000			33.19	2/28/2011
		10,000	[6]	44.89	3/1/2011
	15,000			48.54	3/1/2011
Anthony G. Tegnelia		28,095	[4]	52.48	2/9/2014
		20,000	[5]	42.73	2/13/2013
	5,000	5,000	[8]	33.19	10/7/2012
		5,000	[6]	44.89	2/10/2012
						667	[9]	31,356
						5,000	[10]	235,050
									5,900	[2]	277,359
									5,335	[3]	250,798
Thomas S. Renehan		19,490	[4]	52.48	2/9/2014
		12,500	[5]	42.73	2/13/2013
	2,500	2,500	[8]	33.19	10/7/2012
		4,000	[6]	44.89	2/10/2012
	5,000			36.88	2/12/2011
						417	[9]	19,603
						833	[10]	39,159
						15,000	[11]	705,150
									3,900	[2]	183,339
									3,700	[3]	173,937
Robert D. Fatovic		18,440	[4]	52.48	2/9/2014
	6,000	12,000	[5]	42.73	2/13/2013
	8,000	4,000	[6]	44.89	2/10/2012
	5,000			48.54	10/8/2011
	4,333			36.88	2/12/2011
						433	[9]	20,355
									3,500	[2]	164,535
									3,500	[3]	164,535

[1]	Based on a stock price of $47.01, which was the closing market price of our common stock on December 31, 2007.
[2]	Reflects the performance-based restricted stock rights that will vest if our total shareholder return for the three-year period ending December 31, 2008 meets or exceeds the total shareholder return of the S&P 500 Composite Index over the same period.
[3]	Reflects the performance-based restricted stock rights that will vest if our total shareholder return for the three-year period ending December 31, 2009 meets or exceeds the total shareholder return of the S&P 500 Composite Index over the same period.
[4]	These stock options will vest in three annual installments on each of February 9, 2008, February 9, 2009 and February 9, 2010.
[5]	These stock options will vest in two equal installments on February 13, 2008 and February 13, 2009.
[6]	These stock options will vest on February 10, 2008.
[7]	These stock options will vest on July 15, 2008.
[8]	These stock options will vest on October 7, 2008.
[9]	These restricted stock rights will vest on February 10, 2008.
[10]	These restricted stock rights will vest on October 7, 2008.
[11]	These restricted stock rights will vest on October 6, 2009.

2007 Option Exercises and Stock Vested

	Option Awards			Stock Awards[1]
	Number of Shares		Value Realized	Number of Shares	Value Realized
	Acquired on Exercise		on Exercise	Acquired on Vesting	on Vesting
Name	(#)		($)[2]	(#)[3]	($)[4]

Gregory T. Swienton	84,000	[5]	2,420,630	13,333	696,649
Robert E. Sanchez	20,000		352,800	1,749	86,112
Mark T. Jamieson	0		0	0	0
Vicki A. O’Meara	57,167		740,319	6,415	303,540
Anthony G. Tegnelia	28,333		332,578	6,249	294,860
Thomas S. Renehan	10,250		112,208	1,666	81,776
Robert D. Fatovic	0		0	1,599	78,275

[1]	This column reflects time-based restricted stock rights previously awarded to the named executive officer that vested during 2007.
[2]	Represents the difference between the closing market price of Ryder common stock on the date of exercise and the exercise price of the option.
[3]	Of these amounts, shares were withheld by us to cover tax withholding obligations as follows: Gregory T. Swienton, 4,284 shares; Robert E. Sanchez, 518 shares; Vicki A. O’Meara, 2,236 shares; Anthony G. Tegnelia, 2,201 shares; Thomas S. Renehan, 491 shares; Robert D. Fatovic, 469 shares.
[4]	Calculated based on the closing market price of Ryder common stock on the vesting date.
[5]	All option exercises by Mr. Swienton were effected pursuant to two Rule 10b5-1 trading plans established by Mr. Swienton on August 2, 2006 and May 18, 2007.

Pension Benefits

We maintain the Ryder System, Inc. Retirement Plan (pension plan) and the Ryder System, Inc. Benefit Restoration Plan (pension restoration plan) for regular full-time employees other than those who are covered by plans administered by labor unions and certain other non-exempt employees. As a result of the amendments approved by our Board of Directors in January 2007, as discussed in detail below, effective December 31, 2007, the pension and pension restoration plans were frozen for all plan participants other than those who were eligible to continue to participate and elected to do so. Benefits payable under the pension plan are based on an employee’s career earnings with us and our subsidiaries. At the normal retirement age of sixty-five (65), a participant is entitled to a monthly pension benefit payable for life. The annual pension benefit, when paid in the form of a life annuity with no survivor’s benefits, is generally equal to the sum of 1.45% of the first $15,600 of total compensation received during the calendar year, plus 1.85 percent of the portion of such total compensation received during the calendar year in excess of $15,600, during each such year while a pension plan participant. The only elements of compensation considered in applying the payment and benefits formula are, to the extent applicable: salary, bonus, overtime, vacation and commission.

Pension plan benefits vest at the earlier of the completion of five years of credited service or upon reaching age sixty-five. If a participant is over age fifty-five and has more than ten years of credited service, he or she is eligible to retire with an unreduced benefit at age sixty-two. We do not have a policy for granting additional years of credited service. In certain circumstances, we have given credit for years of service with a prior employer in connection with a corporate acquisition or other specific business arrangement. In the event of a change of control, all participants will be fully vested and the term “accrued benefit” will include the value of early retirement benefits for any participant age forty-five or older or with ten or more years of service. These benefits are not subject to any reduction for Social Security benefits or other offset amounts. An employee’s pension benefits may be paid in certain alternative forms having actuarially equivalent values.

The maximum annual benefit under a qualified defined benefit pension plan is currently $180,000 beginning at the Social Security retirement age. The maximum compensation and bonus that may be taken into account in determining annual retirement accruals during 2007 was $225,000. The pension restoration plan covers those pension plan participants (including each of the named executive officers) whose benefits are reduced by the Internal Revenue Code or other United States laws and are eligible to participate in the pension restoration plan. A participant in the pension restoration plan is entitled to a benefit equaling the difference between the amount of benefits the participant is entitled to receive without reduction and the amount of benefits the participant is entitled to receive after the reductions.

The following table sets forth the present value of the accumulated benefits for the named executive officers assuming they retire at the unreduced early retirement age of 62 and have ten years of service, and using interest rate and mortality rate assumptions consistent with those used in our financial statements. For information regarding interest rate and mortality rate assumptions, see the section entitled “Employee Benefit Plans” in note 23 to our audited consolidated financial statements for the year ended December 31, 2007, included in our Annual Report on Form 10-K for the year ended December 31, 2007.

		Number of	Present Value
		Years Credited	of Accumulated	Payments During Last
Name	Plan Name	Service (#)	Benefit ($)[1]	Fiscal Year ($)

Gregory T. Swienton	Retirement Plan	9	245,819	0
	Benefit Restoration Plan	9	1,356,185	0
Robert E. Sanchez	Retirement Plan	15	129,154	0
	Benefit Restoration Plan	15	120,260	0
Mark T. Jamieson	Retirement Plan	2	0	0
	Benefit Restoration Plan	2	0	0
Vicki A. O’Meara	Retirement Plan	11	193,218	0
	Benefit Restoration Plan	11	471,359	0
Anthony G. Tegnelia	Retirement Plan	31	999,291	0
	Benefit Restoration Plan	31	1,214,458	0
Thomas S. Renehan	Retirement Plan	22	190,027	0
	Benefit Restoration Plan	22	120,436	0
Robert D. Fatovic	Retirement Plan	13	114,909	0
	Benefit Restoration Plan	13	103,034	0

[1]	These assumptions have been modified to reflect the effect of the pension changes approved in January 2007 and discussed below.

Amendments to Retirement Benefits

We also maintain a tax-qualified 401(k) plan that provides for broad-based employee participation, including the named executive officers. In January 2007, our Board of Directors approved amendments to our pension and pension restoration plans, our 401(k) plan and our deferred compensation plan (DCP). As a result of the changes, effective December 31, 2007, the pension and pension restoration plans were frozen for all plan participants (including executive officers) other than those who were eligible to continue to participate, as described below, and elected to do so. As a result, these employees ceased accruing further benefits under the defined benefit plans after December 31, 2007. All retirement benefits earned as of December 31, 2007 will be fully preserved, will continue to be subject to the applicable vesting schedule, and will be paid in accordance with the plans and applicable legal requirements. No employees hired or rehired after January 1, 2007 are eligible to participate in the pension or pension restoration plans.

Effective January 1, 2008, employees who were no longer eligible to continue to earn benefits in the pension plan were automatically transitioned to the 401(k) plan and the deferred compensation plan (if eligible) for their retirement benefits. The 401(k) plan was enhanced for those employees no longer eligible to earn pension benefits to provide for a (i) Company contribution equal to 3% of eligible pay, subject to a vesting schedule, even if employees do not make contributions to the plan, (ii) a 50% Company match of employee contributions of up to 5% of eligible pay, subject to IRS limits and (iii) a discretionary Company contribution based on our performance. The 401(k) plan for pension eligible employees only provides for a discretionary Company contribution based on our attainment of annual performance targets. Effective December 31, 2007, our deferred compensation plan was amended to provide for Company contributions in excess of the applicable IRS limitations under the 401(k) plan. The deferred compensation plan was also amended to provide for Company discretionary contributions in excess of the applicable IRS limitations to all DCP plan participants. Employees eligible for the Company contribution enhancements in the 401(k) plan are also eligible for the enhancements in the deferred compensation plan provided they meet the eligibility requirements. Eligible employees must elect to participate in DCP to be eligible for any excess Company match.

Current pension plan participants who (1) earned a minimum of 65 points (calculated as the sum of an employee’s age and years of service with the Company as of December 31, 2007) or (2) had at least 20 years of credited service with the Company as of December 31, 2007 (regardless of age) were given until August 2007 to make a one-time, irrevocable election to continue to earn benefits under the pension and pension restoration plans or transition to the 401(k) plan and deferred compensation plan. Based on their age and tenure with the

Company, Mr. Swienton, Mr. Tegnelia and Mr. Renehan met these eligibility criteria and, like all other eligible plan participants, were eligible to choose to continue accruing benefits under the pension and pension restoration plans. Each of Mr. Swienton, Mr. Tegnelia and Mr. Renehan elected to do so.

2007 Nonqualified Deferred Compensation

We maintain a deferred compensation plan for certain employees, including the named executive officers, pursuant to which participants may elect to defer receipt of their cash compensation (base salary, commissions and annual bonus only). Any deferred amounts are part of our general assets and are credited with hypothetical earnings based on several hypothetical investment options selected by the employee, including Ryder common stock. The compensation may be deferred until the later to occur of a fixed date and separation of employment due to retirement, disability or removal, and is payable in a lump sum or, in the event of the employee’s retirement, in installments for a period ranging from 2 to 15 years. Upon a change of control, all deferred amounts will be paid immediately in a lump sum. Our current deferred compensation plan does not provide for above-market or preferential earnings and during 2007 did not provide for Company contributions.

	Executive
	Contributions in	Aggregate Earnings
	Last Fiscal	in Last Fiscal	Aggregate Withdrawals/	Aggregate Balance at
Name	Year ($)	Year ($)[1]	Distributions ($)	Last Fiscal Year-End ($)[2]

Gregory T. Swienton	0	0	0	0
Robert E. Sanchez	0	(5,227)	0	130,919
Mark T. Jamieson	0	0	0	0
Vicki A. O’Meara	0	10,177	0	301,882
Anthony G. Tegnelia	0	830	0	134,913
Thomas S. Renehan	0	8,816	81,777	160,280
Robert D. Fatovic	44,231	50,499	0	618,891

[1]	The amounts reflected in this column were not reported as compensation to the named executive officers in our Summary Compensation Table for 2007.
[2]	Aggregate earnings on deferred compensation included in these amounts were not reported as compensation to the named executive officers in our Summary Compensation Table for previous years.

Potential Payments Upon Termination or Change of Control

Severance and Change of Control Severance Agreements

Historically, our officers were entitled to certain severance benefits under the terms of our severance agreement and change of control benefits under the terms of our change of control severance agreement, forms of which are on file with the SEC. These benefits are described below in more detail. During 2006, the Committee conducted a comprehensive review and evaluation of our severance and change of control severance benefits. In January 2007, based on the results of the Committee’s review, our Board of Directors decided to terminate all existing severance and change of control severance agreements effective January 31, 2008, and adopt a new severance and change of control severance program that would generally reduce our officers’ severance benefits. Any officers hired on or after January 1, 2007 were covered under the new program. Although the Committee and management determined that the severance benefits under the prior agreements were reasonable, they believe the approved changes are more in line with current market standards and emerging governance trends. The new severance benefits for the named executive officers, including Mr. Swienton are provided under new individual severance agreements, a form of which was filed with the SEC on April 4, 2007. Following is a description of the agreement.

Voluntary Termination and Termination for Cause

In the event an executive officer voluntarily terminates their employment with us or is terminated for cause, the officer will not be entitled to receive any severance payments pursuant to the terms of the severance and change of control severance program. In the event of voluntary termination, all unvested equity awards will terminate and the executive officer will have three months from the date of termination to exercise any vested stock options. In the event of termination for cause, all equity, vested and unvested, will be cancelled. The executive officer will retain any accrued compensation and benefits to the extent vested.

The Committee may, however, use its discretion to make severance payments not required pursuant to the terms of an executive’s severance or change of control severance agreement, if such payment is determined to be in the best interest of the Company.

Termination for Death, Disability or Retirement

Cash.  In the event an executive officer retires, he or she will be entitled to receive any accrued compensation and benefits including under our pension and pension restoration plans, to the extent such benefits have vested as described in more detail under the heading “Pension Benefits.” In the event of death, the executive officer’s beneficiaries would receive benefits under the executive life insurance policies we maintain on their behalf which benefits are equal to three times the executive’s current base salary up to an aggregate of $3 million. In addition, welfare benefits (health, dental and prescription) are extended for 60 days for eligible beneficiaries, the total cost of which would range from approximately $1,052 to $1,626 for our named executive officers, depending on the executive’s coverage and number of covered family members. In the event of disability, the executive officer would be entitled to any amounts paid under our disability insurance policies, including the supplemental long-term disability we maintain for executive officers (as described under “Benefits” in the Compensation Discussion and Analysis). Upon death or disability, the executive officer (or his or her beneficiary) would be entitled to a pro-rata payment under our annual bonus program.

Equity.  Upon death or retirement, all unvested stock options will terminate. Upon disability, stock options will continue to vest for a period of three years following disability. The intrinsic value as of December 31, 2007 of the stock options that will continue to vest upon disability (calculated based on the difference between the exercise price of the options and the closing market price of our stock on December 31, 2007) was as follows: Gregory T. Swienton, $623,871; Robert E. Sanchez, $82,125; Mark T. Jamieson, $0; Vicki A. O’Meara, $0; Anthony G. Tegnelia, $165,450; Thomas S. Renehan, $96,625; and Robert D. Fatovic, $59,920. All vested stock options will remain exercisable for the remainder of the term of the option. Upon death, disability or retirement, a pro-rata portion of any unvested restricted stock rights will vest; provided that performance-based restricted stock rights will be held until the end of the applicable performance period. The intrinsic value of the pro-rata number of restricted stock rights that would have vested had the death, disability or retirement occurred on December 31, 2007 and assuming, with respect to the performance-based restricted stock rights, that the performance condition is met, is as follows: Gregory T. Swienton, $1,298,911; Robert E. Sanchez, $511,819; Mark T. Jamieson, $0; Vicki A. O’Meara, $0; Anthony G. Tegnelia, $463,018; Thomas S. Renehan, $511,241; and Robert D. Fatovic, $177,523.

Involuntary Termination without Cause and Change of Control

Cash.  Following is a description of the previous severance and change of control severance benefits upon involuntary termination without Cause and in the event of a Change of Control (which were in effect for all current executive officers until January 31, 2008) and the recent changes to the severance and change of control severance benefits (which have been in effect for all current officers beginning after January 31, 2008 and for all new executive officers appointed after January 1, 2007).

	Severance Benefits	Change of Control Severance Benefits
Eligibility	If we terminate the executive’s employment for any reason other than death, disability or Cause (as defined in the agreement and discussed below), and certain other requirements are met, we will provide the executive with certain severance benefits.
If we terminate the executive’s employment for any reason other than death, disability or Cause or if the executive terminates his or her employment for Good Reason (as defined in the agreement and discussed below), in each case within three years (referred to as the protection period) after a Change of Control (as defined in the agreement and discussed below) (COC), and certain other requirements are met, we will provide the executive with certain change of control severance benefits.

Approved Change
•   The protection period in a COC was reduced to two years for all executive officers (including the CEO).

Cash Severance	The executive will receive cash severance as follows:

•   salary continuation for the applicable severance period (two or three years for all executive officers and three years for the CEO).
• a tenure bonus which is based on the product of the (1) current base salary, (2) current target bonus percentage, (3) three-year average bonus payout percentage, (4) ratio of the executive’s tenure expressed as a percentage of twelve years (and not to exceed 100%) and (5) applicable bonus multiple (one or two times for all executive officers and three times for the CEO).	The executive will receive cash severance as follows:

•   lump sum payment equal to the executive’s eligible base salary times the applicable salary multiple (two or three for all executive officers and three for the CEO).
•   a tenure bonus which is based on the product of the (1) current base salary, (2) current target bonus percentage, (3) three-year average bonus payout percentage, (4) ratio of the executive’s tenure expressed as a percentage of twelve years (and not to exceed 100%) and (5) applicable bonus multiple (one or two times for all executive officers and three times for the CEO).
•   an additional COC bonus equal to the greater of 120% of the target payout or the actual payout for the year the change of control occurs.

	Approved Change	Approved Change

•   The severance period for all executive officers (other than the CEO) is now 18 months. The severance period for the CEO is now 30 months.
•   The bonus is now equal to the target bonus amount for the year in which the termination occurs times the applicable bonus multiple (which is 1.5 times for all executive officers and 2.5 times for the CEO).
• The salary multiple for all executive officers (other than the CEO) is now two times and for the CEO is now three times.
•   The bonus is now equal to the target bonus amount for the year in which the termination occurs times the applicable bonus multiple (which is two times for all executive officers and three times for the CEO).
• The COC bonus has been eliminated.

	Severance Benefits	Change of Control Severance Benefits
Benefits	The executive will be entitled to benefits as follows:

•   continuation of all medical, dental and prescription insurance plans and programs and other similar plans and programs until the earlier of the end of the applicable severance period or the executive officer’s eligibility to receive benefits from another employer.

• continuation of executive life and supplemental disability insurance until the end of the relevant severance period.

•   outplacement services comprised of services under a Company-sponsored program and reimbursement for expenses up to a maximum of $20,000 for all executive officers (other than the CEO, whose maximum is $30,000) in the event of severance. For COC, the amounts were $75,000 for the CEO, and ranged from $50,000 to $75,000 for all other NEOs.

Approved Change

• Outplacement expense reimbursement has been eliminated.

Perquisites	The executive will receive the following perquisites:
• car allowance until the end of the applicable severance period.
• financial planning allowance and executive perquisite for the year in which the termination occurs (if not already paid) and for an additional one year period. Approved Change
• All perquisites have been eliminated.

Tax Gross-Up	Executive is entitled to tax gross-up on executive perquisite. Approved Change • The tax gross-up has been eliminated.	Executive officers are entitled to a full tax gross-up on all severance benefits. Approved Change • The tax gross-up now includes a 10% cutback feature.

Cause
“Cause” generally means an act(s) of fraud, misappropriation, or embezzlement; conviction of any felony; conviction of a misdemeanor involving moral turpitude; willful failure to report to work for more than 30 days; and any other activity which would constitute cause.

Approved Change
•   Cause now also includes a material violation of our Principles of Business Conduct and willful failure to perform his or her duties.

“Cause” generally means an act(s) of fraud, misappropriation, or embezzlement; conviction of any felony; conviction of a misdemeanor involving moral turpitude; and willful failure to report to work for more than 30 days.

Approved Change
•   Cause now also includes a willful failure to perform his or her duties.

Good Reason	Not Applicable
“Good Reason” generally means a reduction in compensation; transferring the executive more than 15 miles; failure to obtain a successor’s agreement to honor the Change of Control Agreement; failure to pay certain change of control severance benefits into a trust; termination of employment not done in accordance with the agreement; and any material change in duties or any other material adverse change in the terms and conditions of the executive officer’s employment.

Approved Change

Good Reason now requires a 50 mile relocation; a change in title or reporting relationship does not constitute Good Reason.

	Severance Benefits	Change of Control Severance Benefits
Change of Control	Not Applicable
“Change of Control” generally means the acquisition of 20% or more of the combined voting power of our common stock; a two-thirds change in the composition of our Board; any reorganization, merger or consolidation that results in more than a 50% change in the share ownership of our common stock, the acquisition of 20% or more of the voting power of our common stock by one person or a two-thirds change in the composition of the Board; a liquidation or dissolution of our company; or a sale of substantially all of our assets.

Approved Change
•   The acquisition trigger has been increased from 20% to 30% and the continuity of the Board trigger has been reduced from a two-thirds change to a majority change.

The previous severance agreements and change of control severance agreements contained, and the new agreements contain, confidentiality, non-competition, non-solicitation and release provisions.

Equity and Other Compensation.  Our executive officers (including all of our named executive officers) are also entitled to certain severance and change of control severance benefits under the terms of our equity, deferred compensation, cash-based long-term incentive plans, and pension plan and pension restoration plan. Specifically, (i) our previous equity plans provide for continued vesting of equity awards during the relevant severance period and for accelerated vesting of outstanding equity awards upon a change of control (single-trigger), (ii) our current equity plan provides for accelerated vesting of outstanding equity awards upon a change of control (single-trigger), but does not provide for continued vesting during the severance period, (iii) upon a change of control, all deferred compensation amounts and all amounts previously earned but not paid under our cash-based long-term incentive plan are paid to the executive and (iv) upon a change of control, accrued benefits under our pension restoration plan are immediately paid.

2007 Events

On November 29, 2007, as disclosed in a current report on Form 8-K filed on November 30, 2007, management recommended and the Committee approved a severance package for Vicki A. O’Meara, our former President of U.S. Supply Chain Solutions, in connection with her departure from the Company. The terms of the severance package were in accordance with the material provisions of the severance agreement between the Company and Ms. O’Meara, dated June 18, 1997, including provisions concerning noncompetition, nonsolicitation and nondisparagement. In addition, management recommended and the Committee approved payment of (i) a pro-rata portion of the 2007 bonus to be made if and when bonus payments are paid in February 2008 and (ii) amounts previously earned by Ms. O’Meara under the 2004-2006 cash LTIP, which would otherwise be forfeited for Ms. O’Meara’s failure to be actively employed on the relevant payment dates.

Actual amounts Ms. O’Meara is entitled to receive in connection with the termination of her employment are set forth below:

Compensation Component[1]	Value ($)

Base Salary	1,485,000
Tenure Related Bonus	774,958
2007 Pro-rated Bonus	215,984
Cash LTIP	363,022	[2]
Perquisite Allowance	5,000
Financial Planning	6,000
Car Allowance	28,800
Welfare/Life Insurance/Disability	55,118

	2,933,882

[1]	Ms. O’Meara is also entitled to $48,500 of outplacement services, which will be paid directly to the outplacement service provider.
[2]	Estimated value as of December 31, 2007. Actual amount to be paid-out in July 2008 will vary depending on market returns on investments.

Mr. Jamieson, our former Executive Vice President and Chief Financial Officer resigned from the Company effective October 26, 2007, and was not entitled to any severance payments.

Estimated Severance and Change of Control Severance Benefits as of December 31, 2007 (Previous Program)

The estimated payments and benefits that would have been provided to each named executive officer as the result of involuntary termination without cause or the occurrence of a change of control under our previous severance agreements and change of control severance agreements (which were in effect for all current executive officers until January 31, 2008) are set forth in the table below. Calculations for this table are based on the following assumptions: (i) the triggering event took place on December 31, 2007 and (ii) the per share price of our common stock is $47.01, the closing price on December 31, 2007.

		Triggering Event
			Change of
		Involuntary	Control
		Termination	without	Change of Control
	Compensation	without Cause	Termination	with Termination
Name	Components	($)	($)	($)

Gregory T. Swienton	Cash Severance[1]	4,876,413	0	5,932,413
	Intrinsic Value of Equity[2]	123,958	2,958,999	2,958,999
	Retirement Benefits[3]	0	335,816	335,816
	Welfare Benefits[4]	18,936	0	18,936
	Outplacement/Perquisites[5]	100,800	0	117,300
	Gross-up6	4,302	0	0

	Total Benefit to Employee	5,124,409	3,294,815	9,363,464

Robert E. Sanchez	Cash Severance[1]	1,943,096	0	2,303,096
	Intrinsic Value of Equity[2]	8,500	1,205,194	1,205,194
	Retirement Benefits[3]	0	66,367	66,367
	Welfare Benefits[4]	29,268	0	29,268
	Outplacement/Perquisites[5]	88,300	0	105,200
	Gross-up6	1,798	0	1,017,818

	Total Benefit to Employee	2,070,962	1,271,561	4,726,943

		Triggering Event
			Change of
		Involuntary	Control
		Termination	without	Change of Control
	Compensation	without Cause	Termination	with Termination
Name	Components	($)	($)	($)

Anthony G. Tegnelia	Cash Severance[1]	2,194,159	0	2,606,359
	Intrinsic Value of Equity[2]	10,625	960,013	960,013
	Retirement Benefits[3]	0	238,143	238,143
	Welfare Benefits[4]	29,340	0	29,340
	Outplacement/Perquisites[5]	88,300	0	114,800
	Gross-up6	2,868	0	0

	Total Benefit to Employee	2,325,292	1,198,156	3,948,655

Thomas S. Renehan	Cash Severance[1]	1,212,610	0	1,494,850
	Intrinsic Value of Equity[2]	8,500	1,217,814	1,217,814
	Retirement Benefits[3]	0	60,042	60,042
	Welfare Benefits[4]	19,488	0	19,488
	Outplacement/Perquisites[5]	78,700	0	80,200
	Gross-up6	1,798	0	724,631

	Total Benefit to Employee	1,321,096	1,277,856	3,597,025

Robert D. Fatovic	Cash Severance[1]	1,247,154	0	1,543,254
	Intrinsic Value of Equity[2]	8,500	409,345	409,345
	Retirement Benefits[3]	0	55,985	55,985
	Welfare Benefits[4]	19,464	0	19,464
	Outplacement/Perquisites[5]	78,700	0	80,200
	Gross-up6	1,798	0	648,909

	Total Benefit to Employee	1,355,616	465,330	2,757,157

[1]	Cash severance includes: (i) base salary; (ii) a tenure related bonus; and (iii) in a change of control scenario, a COC bonus (calculated assuming 120% of the target payout), all as described above. In the event of involuntary termination without cause, base salary is paid over time in accordance with usual payroll practices and the tenure related bonus is paid in a lump sum shortly after termination. In the event of termination in connection with a change of control, all payments are made in a lump sum shortly after termination.
[2]	The intrinsic value of the equity under an involuntary termination without cause reflects the intrinsic value of the equity awards that continue to vest during the severance period as provided under our previous equity plans. Under a change of control, the intrinsic value of equity reflects the intrinsic value of the accelerated equity. In each case, the amounts are calculated using the closing price of our common stock on December 31, 2007 ($47.01).
[3]	This amount reflects the incremental increase in value resulting from the acceleration of the vesting of the pension restoration plan in the event of a change of control (whether or not there is a termination of employment), plus, in the event of a termination in connection with a change of control, the value of the early retirement subsidy in our pension plan. Assumed retirement age is the later of age 55 or the executive’s age on December 31, 2007.
[4]	Amounts are based on the current cost to us of providing the named executive’s current health, dental and prescription insurance coverage during the severance period as described above. We continue to pay the employer portion of the welfare benefits during the applicable period, provided that the employee must continue to make the required employee contributions.
[5]	Perquisites continue for the length of the severance period except for the executive allowance and the financial planning/tax preparation allowance, which continue for one year only, assuming termination on December 31, 2007 as described above. In the event of termination in connection with a change of control, such payments are made in a lump sum shortly after termination. Also includes the cost of outplacement services provided under a Company-sponsored program.
[6]	In the event of an involuntary termination without cause, a tax gross-up applies only to the executive allowance. In the case of a termination in connection with a change of control, the tax gross-up applies to all payments and benefits. The tax gross-up payment is made in a lump sum to the employee shortly after termination.

Estimated Severance and Change of Control Severance Benefits as of December 31, 2007 (New Program)

The estimated payments and benefits that would be provided to each named executive officer as the result of involuntary termination without cause or the occurrence of a change of control under our new agreements (which have been in effect for all current executive officers beginning after January 31, 2008) are set forth in the table below. Calculations for this table are based on the following assumptions: (i) the triggering event took place on December 31, 2007 and (ii) the per share price of our common stock is $47.01, the closing price on December 31, 2007.

		Triggering Event
			Change of
		Involuntary	Control
		Termination	without	Change of Control
	Compensation	without Cause	Termination	with Termination
Name	Components	($)	($)	($)

Gregory T. Swienton	Cash Severance[1]	4,400,000	0	5,280,000
	Intrinsic Value of Equity[2]	123,958	2,958,999	2,958,999
	Retirement Benefits[3]	0	335,816	335,816
	Welfare Benefits[4]	15,780	0	18,936
	Outplacement/Perquisites[5]	28,500	0	28,500
	Gross-up6	0	0	0

	Total Benefit to Employee	4,568,238	3,294,815	8,622,251

Robert E. Sanchez	Cash Severance[1]	1,050,000	0	1,400,000
	Intrinsic Value of Equity[2]	8,500	1,205,194	1,205,194
	Retirement Benefits[3]	0	66,367	66,367
	Welfare Benefits[4]	14,634	0	19,512
	Outplacement/Perquisites[5]	28,500	0	28,500
	Gross-up6	0	0	0

	Total Benefit to Employee	1,101,634	1,271,561	2,719,573

Anthony G. Tegnelia	Cash Severance[1]	1,202,250	0	1,603,000
	Intrinsic Value of Equity[2]	10,625	960,013	960,013
	Retirement Benefits[3]	0	238,143	238,143
	Welfare Benefits[4]	14,670	0	19,560
	Outplacement/Perquisites[5]	28,500	0	28,500
	Gross-up6	0	0	0

	Total Benefit to Employee	1,256,045	1,198,156	2,849,216

Thomas S. Renehan	Cash Severance[1]	823,200	0	1,097,600
	Intrinsic Value of Equity[2]	8,500	1,217,814	1,217,814
	Retirement Benefits[3]	0	60,042	60,042
	Welfare Benefits[4]	14,616	0	19,488
	Outplacement/Perquisites[5]	28,500	0	28,500
	Gross-up6	0	0	0

	Total Benefit to Employee	874,816	1,277,856	2,423,444

Robert D. Fatovic	Cash Severance[1]	863,625	0	1,151,500
	Intrinsic Value of Equity[2]	8,500	409,345	409,345
	Retirement Benefits[3]	0	55,985	55,985
	Welfare Benefits[4]	14,598	0	19,464
	Outplacement/Perquisites[5]	28,500	0	28,500
	Gross-up6	0	0	0

	Total Benefit to Employee	915,223	465,330	1,664,794

[1]	Cash severance includes: (i) base salary; (ii) a tenure related bonus; and (iii) in a change of control scenario, a COC bonus (calculated assuming 120% of the target payout), all as described above. In the event of involuntary termination without cause, base salary is paid over time in accordance with usual payroll practices and the tenure related bonus is paid in a lump sum shortly after termination. In the event of termination in connection with a change of control, all payments are made in a lump sum shortly after termination.
[2]	The intrinsic value of the equity under an involuntary termination without cause reflects the intrinsic value of the equity awards that continue to vest during the severance period as provided under our previous equity plans. Under a change of control, the intrinsic value of equity reflects the intrinsic value of the accelerated equity. In each case, the amounts are calculated using the closing price of our common stock on December 31, 2007 ($47.01).
[3]	This amount reflects the incremental increase in value resulting from the acceleration of the vesting of the pension restoration plan in the event of a change of control (whether or not there is a termination of employment), plus, in the event of a termination in connection with a change of control, the value of the early retirement subsidy in our pension plan. Assumed retirement age is the later of age 55 or the executive’s age on December 31, 2007.
[4]	Amounts are based on the current cost to us of providing the named executive’s current health, dental and prescription insurance coverage during the severance period as described above. We continue to pay the employer portion of the welfare benefits during the applicable period, provided that the employee must continue to make the required employee contributions.
[5]	No perquisites are provided under the new program. Amounts reflect the cost of outplacement services provided under a Company-sponsored program.
[6]	In the event of an involuntary termination without cause, a tax gross-up applies only to the executive allowance. In the case of a termination in connection with a change of control, the tax gross-up applies to all payments and benefits. The tax gross-up payment is made in a lump sum to the employee shortly after termination.

DIRECTOR COMPENSATION

Description of Director Compensation Program

The key objective of the compensation program for our Board of Directors is to align the interests of the Board with that of our shareholders. In addition, our Board compensation program is designed to attract directors that have the necessary skills, experience and character to fulfill their responsibility to oversee management with the goal of enhancing long-term value for our shareholders and ensuring the continuity and vitality of our Company. The program is also designed to recognize the increasing time commitment and potential liability associated with serving on the board of directors of a public company. All compensation decisions for our Board of Directors are made by the Board based in part on recommendations made by the Compensation Committee and the Governance Committee. Our CEO, in his role as Chairman of the Board, also reviews the information to be presented to the Committee and the Board in connection with our Board compensation program. Directors who are our employees receive no compensation or benefits for service as a director other than the right to participate in our Matching Gifts to Education Program and Directors’ Charitable Awards Program, as described below.

During 2007, our directors were paid an annual retainer equal to $32,000 per year. The annual retainer is paid each year in January. The directors are given the option to receive all or any portion of their annual retainer in Ryder common stock that cannot be sold until six months after the date on which the person ceases to be a director. The directors also received an annual committee retainer during 2007 equal to $35,000 per year. Annual committee retainers are paid in May of each year. During 2007, if a director attended more than eight Board meetings or more than eight Committee meetings he or she would receive $1,000 for each additional Board or Committee meeting attended during the year. Excess meeting fees are paid in December of each year. During 2007, the Chairs of the Compensation Committee, Finance Committee and Governance Committee each received an additional $5,000 per year in Chair fees. The Chair of the Audit Committee received an additional $10,000 per year. Chair fees are paid in May of each year and are prorated based on time served in the Chair position.

During 2007, the directors received $80,000 in restricted stock units. This grant is made once annually on the date of our Annual Shareholders Meeting in May. The number of restricted stock units granted is based on the average of the high and low sale price of Ryder common stock on the date of grant. The restricted stock units vest and are paid (either as a lump sum or in annual installments) upon termination of a director’s service on the Board. The initial grant of restricted stock units will not vest unless the director has served a minimum of one year. The units receive dividend equivalents which are reinvested through our Dividend Reinvestment Program, but do not have voting rights. Upon the occurrence of a change in control, as defined in the relevant plan documents, all outstanding restricted stock units will vest and be paid to the director in a lump sum. We previously granted stock options to our directors, but have not granted stock options to directors since May 2004.

During 2007, our Compensation Committee conducted a comprehensive review and evaluation of our compensation package for non-employee directors based on information gathered and provided by management,

Equilar, Steven Hall & Partners and Frederic W. Cook & Co., Inc. (Cook). Cook provided a competitive director compensation analysis using the same 18 company peer group used to benchmark CEO compensation in 2006 and 2007. The last adjustment to our director compensation package was approved in May 2004 and effective January 1, 2005. In July 2007, based on the results of the Committee’s review and the recommendations of Cook, our Board of Directors approved the following adjustments to the total compensation package of our directors, effective January 1, 2008, in order to better align our director compensation with the Company’s peers and general industry trends:

•	Annual retainer was increased to $45,000
•	Annual total equity compensation was increased to $90,000
•	Committee Chair fees for the Audit and Compensation Committee were increased to $15,000
•	Committee Chair fees for the Finance and Corporate Governance and Nominating Committee were increased to $7,500
•	Excess meeting fees will be paid for attendance in excess of six meetings for either the Board or a Committee thereof

Directors may elect to defer receipt of their cash retainer and meeting and other fees, which deferred amounts are part of our general assets and are credited with earnings based on several investment options selected by the director (including our common stock). The compensation may be deferred until the later to occur of a fixed date or termination of Board service, and is payable in a lump sum or in installments. Upon a change of control, however, all deferred amounts will be paid immediately in a lump sum. We do not pay above-market or preferential earnings on compensation deferred by the directors. Directors are not eligible to participate in our pension plan or 401(k) plan.

We maintain a Directors’ Charitable Awards Program pursuant to which each director elected prior to January 1, 2005 may designate up to two charitable organizations to which we will contribute an aggregate of $500,000, in ten annual installments in the director’s name following the director’s death. The program may be funded with the proceeds of insurance policies and the directors obtain no financial benefits from the program. All of our directors elected prior to January 1, 2005, including Mr. Swienton, currently participate in the program. Directors may also participate in our matching gifts to education program available to all employees, under which we match a director’s contributions to eligible educational institutions up to a maximum of $10,000 per year. Employees are limited to a maximum of $1,000 per year.

2007 Director Compensation

The table below sets forth the total compensation received by our non-management Board members in 2007. The amounts in column (c) below reflect the compensation cost recognized by us in fiscal year 2007 for financial statement reporting purposes in accordance with SFAS 123R for (i) restricted stock units granted to the directors in 2007 and (ii) dividends on the restricted stock units granted to directors in 2007. The amounts in column (d) reflect the compensation costs recognized by us in fiscal year 2007 for financial statement reporting purposes in accordance with SFAS 123R for stock options granted prior to 2007. No stock options have been granted since May 2004.

For additional information regarding the assumptions made in calculating the amounts reflected in columns (c) and (d), see the section entitled “Share-Based Compensation Fair Value Assumptions” in note 22 to our audited consolidated financial statements for the year ended December 31, 2007, included in our Annual Report on Form 10-K for the year ended December 31, 2007.

	(b)	(c)	(d)	(e)
	Fees Earned	Stock	Option	All Other	(f)
(a)	or Paid in Cash	Awards	Awards	Compensation	Total
Name	($)[1,2,3]	($)[4]	($)[5]	($)[6]	($)

John M. Berra	72,000	84,551	2,855	17,414	176,820
David I. Fuente	67,000	85,991	2,855	17,210	173,056
L. Patrick Hassey	67,000	82,044	0	0	149,044
Lynn M. Martin	67,000	89,892	2,855	7,098	166,845
Daniel H. Mudd[7]	50,960	0	2,855	6,960	60,775
Luis P. Nieto, Jr.	67,000	70,842	0	0	137,842
Eugene A. Renna	69,000	85,016	2,855	7,590	164,461
Abbie J. Smith	79,000	84,551	2,855	7,414	173,820
E. Follin Smith	69,000	82,833	0	10,000	161,833
Hansel E. Tookes, II	74,000	85,016	2,855	6,960	168,831
Christine A. Varney	72,000	85,991	2,855	4,785	165,631

[1]	Includes an annual committee retainer of $35,000 plus an annual retainer of $32,000; provided that certain directors elected to receive a portion of their annual retainer in stock as follows:

	2007 Cash Taken in
	Stock ($)	Number of Shares

John M. Berra	15,995	304
Daniel H. Mudd	7,978	152
E. Follin Smith	7,978	152

[2]	Includes Committee Chair fees as follows: Mr. Berra, $5,000; Ms. A. Smith, $10,000; Mr. Tookes, $5,000; and Ms. Varney, $5,000.
[3]	This column includes an additional meeting fee of $1,000, paid to members of the Audit Committee, as follows: Mr. Renna, $2,000; Ms. A. Smith, $2,000; Ms. E. Smith, $2,000; and Mr. Tookes, $2,000.
[4]	Includes compensation cost recognized by the Company for financial statement reporting purposes in accordance with SFAS 123R for dividends on the restricted stock units granted to directors in 2007 in the following amounts: Mr. Berra, $4,598; Mr. Fuente, $6,037; Mr. Hassey. $2,090; Ms. Martin, $9,938; Mr. Mudd, $0; Mr. Nieto, $882; Mr. Renna, $5,062; Ms. A. Smith, $4,598; Ms. E. Smith, $2,879; Mr. Tookes, $5,062; and Ms. Varney, $6,037. Compensation expense for restricted stock units was historically based on assumed years of service to retirement at age 72, as discussed in our 2007 Proxy Statement. However, because the restricted stock units do not contain an explicit service vesting period, except for the initial grant, compensation expense should have been recognized in the year the restricted stock units were granted rather than over the assumed years of service. The one-time impact of accelerating the recognition of compensation expense on previously issued restricted stock units was a pre-tax charge of $2 million for 2007. The pre-tax charge is not reflected in this table.

[5]	The following table sets forth each director’s outstanding stock and option awards as of December 31, 2007.

	Outstanding	Outstanding
	Stock Awards	Option Awards

John M. Berra	7,832	5,000
David I. Fuente	12,186	23,500
L. Patrick Hassey	3,076	0
Lynn M. Martin	13,244	13,500
Daniel H. Mudd	0	0
Luis P. Nieto, Jr.	1,546	0
Eugene A Renna	6,961	5,000
Abbie J. Smith	8,264	5,000
E. Follin Smith	4,474	0
Hansel E. Tookes, II	8,080	10,000
Christine A. Varney	12,688	15,000

[6]	Consists of (i) benefits under the Company’s Matching Gifts to Education program and (ii) insurance premiums paid in connection with the Directors’ Charitable Award Program. Payments for insurance premiums related to the Directors’ Charitable Award Program were as follows: Mr. Berra, $7,414; Mr. Fuente, $7,210; Ms. Martin, $7,098; Mr. Mudd, $6,960; Mr. Renna, $7,590; Ms. A. Smith, $7,414; Mr. Tookes, $6,960; and Ms. Varney, $4,785. Benefits under the Company’s Matching Gifts to Education program were as follows: Mr. Berra, $10,000; Mr. Fuente, $10,000; and Ms. E. Smith, $10,000. As a Director, Mr. Swienton also participates (at the $10,000 level) in the Directors’ Charitable Award Program. The amounts paid on behalf of Mr. Swienton in connection with these programs are reflected in the Summary Compensation Table on page 42.

[7]	Mr. Mudd resigned from his position as a director effective as of May 4, 2007.

Stock Ownership Requirements

To further align the interests of our directors and shareholders, we impose stock ownership requirements on our directors. Directors are expected to own Ryder stock or stock equivalents having a minimum value equal to one times such director’s total annual compensation (approximately $150,000 in 2007). The ownership requirements must be proportionately satisfied within five years of the director’s election to the Board. As of December 31, 2007, all directors were in compliance with their stock ownership requirements.

APPENDIX A

RYDER SYSTEM, INC.

2005 EQUITY COMPENSATION PLAN

1.	Purpose of the Plan

The purpose of this 2005 Equity Compensation Plan (the “Plan”) is to advance the interests of the Company and its shareholders by providing a means (a) to attract, retain, and reward directors, officers, other employees, and persons who provide services to the Company and its Subsidiaries, (b) to link compensation to measures of the Company’s performance in order to provide additional incentives, including stock-based incentives and cash-based incentives, to such persons for the creation of shareholder value, and (c) to enable such persons to acquire or increase a proprietary interest in the Company in order to promote a closer identity of interests between such persons and the Company’s shareholders. The Plan is intended to qualify certain compensation awarded under the Plan as “performance-based” compensation under Code Section 162(m) to the extent deemed appropriate by the Committee which administers the Plan.

2.	Definitions

Capitalized terms used in the Plan and not defined elsewhere in the Plan shall have the meaning set forth in this Section.

2.1 “Award” means a compensatory award made pursuant to the Plan pursuant to which a Participant receives, or has the opportunity to receive, Shares or cash.

2.2 “Award Agreement” means a written document prescribed by the Committee and provided to a Participant evidencing the grant of an Award under the Plan.

2.3 “Beneficiary” means the person(s) or trust(s) entitled by will or the laws of descent and distribution to receive any rights with respect to an Award that survive such Participant’s death, provided that if at the time of a Participant’s death, the Participant had on file with the Committee a written designation of a person(s) or trust(s) to receive such rights, then such person(s) (if still living at the time of the Participant’s death) or trust(s) shall be the “Beneficiary” for purposes of the Plan.

2.4 “Board” means the Board of Directors of the Company.

2.5 “Code” means the Internal Revenue Code of 1986, as amended, including regulations thereunder and successor provisions and regulations thereto.

2.6 “Committee” means the committee appointed by the Board to administer the Plan or the Board, where the Board is acting as the Committee or performing the functions of the Committee, as set forth in Section 3.

2.7 “Company” means Ryder System, Inc., a company organized under the laws of the state of Florida.

2.8 “Fair Market Value” means, with respect to the Shares, the average of the highest and lowest sale price for the Shares as reported by the composite transaction reporting system for securities listed on the New York Stock Exchange on the date as of which such determination is being made or on the most recently preceding date on which there was such a sale.

2.9 “Full-Value Award” means any Award granted under the Plan other than (i) a stock option that requires the Participant to pay (in cash, foregone cash compensation, or other consideration, other than the performance of services, designated as acceptable by the Committee) at least the Fair Market Value of the Shares subject thereto as determined on the date of grant of an Award or (ii) a stock appreciation right that is based solely on the appreciation of the Shares underlying the Award from the Fair Market Value of the Shares as determined on the date of grant of the Award.

2.10 “Non-Employee Director” means a member of the Board who is not otherwise employed by the Company or any Subsidiary.

2.11 “Participant” means any employee or director who has been granted an Award under the Plan.

2.12 “Prior Plans” means the Ryder System, Inc. 1995 Stock Incentive Plan, the Ryder System, Inc. Stock for Merit Increase Replacement Plan and the Ryder System, Inc. Board of Directors Stock Award Plan.

2.13 “Qualified Member” means a member of the Committee who is a “non-employee director” of the Company as defined in Rule 16b-3(b)(3) under the United States Securities Exchange Act of 1934 and an “outside director” within the meaning of Regulation § 1.162-27 under Code Section 162(m).

2.14 “Shares” means common shares of the Company and such other securities as may be substituted or resubstituted for Shares pursuant to Section 7.

2.15 “Subsidiary” means an entity that is, either directly or through one or more intermediaries, controlled by the Company.

3.	Administration

3.1 Committee.  The Compensation Committee of the Board shall administer the Plan, unless the Board shall appoint a different committee. At any time that a member of the Committee is not a Qualified Member, (i) any action of the Committee relating to an Award intended by the Committee to qualify as “performance-based compensation” within the meaning of Code Section 162(m) and regulations thereunder may be taken by a subcommittee, designated by the Committee or the Board, composed solely of two or more Qualified Members, and (ii) any action relating to an Award granted or to be granted to a Participant who is then subject to Section 16 of the Securities Exchange Act of 1934 in respect of the Company may be taken either by the Board, a subcommittee of the Committee consisting of two or more Qualified Members or by the Committee but with each such member who is not a Qualified Member abstaining or recusing himself or herself from such action, provided that, upon such abstention or recusal, the Committee remains composed of two or more Qualified Members. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-Qualified Member(s), shall be the action of the Committee for purposes of the Plan. Other provisions of the Plan notwithstanding, the Board may perform any function of the Committee under the Plan, and that authority specifically reserved to the Board under the terms of the Plan, the Company’s Articles of Incorporation, By-Laws, or applicable law shall be exercised by the Board and not by the Committee. The Board shall serve as the Committee in respect of any Awards made to any Non-Employee Director.

3.2 Powers and Duties of Committee.  In addition to the powers and duties specified elsewhere in the Plan, the Committee shall have full authority and discretion to:

(a) adopt, amend, suspend, and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

(b) correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement, or other instrument hereunder;

(c) make determinations relating to eligibility for and entitlements in respect of Awards, and to make all factual findings related thereto; and

(d) make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

All determinations and decisions of the Committee shall be final and binding upon a Participant or any person claiming any rights under the Plan from or through any Participant, and the Participant or such other person may not further pursue his or her claim in any court of law or equity or other arbitral proceeding.

3.3 Delegation by Committee.  Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, or as provided in Section 5.2, the Committee may delegate, on such terms and conditions as it determines in its sole and absolute discretion, to one or more senior executives of the Company (i) the authority to make grants of Awards to officers (other than executive officers) and employees of the Company and any Subsidiary and (ii) other administrative responsibilities. Any such allocation or delegation may be revoked by the Committee at any time.

3.4 Limitation of Liability.  Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant, legal counsel, or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, nor any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on behalf of the Committee or members thereof shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination, or interpretation.

4.	Awards

4.1 Eligibility.  The Committee shall have the discretion to select Award recipients from among the following categories of eligible recipients: (i) individuals who are employees (including officers) of the Company or any Subsidiary, and (ii) Non-Employee Directors.

4.2 Type of Awards.  The Committee shall have the discretion to determine the type of Awards to be granted under the Plan. Such Awards may be in a form payable in either Shares or cash, including, but not limited to, options to purchase Shares, restricted Shares, bonus Shares, appreciation rights, Share units, performance units and dividend equivalents. The Committee is authorized to grant Awards as a bonus, or to grant Awards in lieu of obligations of the Company or any Subsidiary to pay cash or grant other awards under other plans or compensatory arrangements, to the extent permitted by such other plans or arrangements. Shares issued pursuant to an Award in the nature of a purchase right (e.g., options) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including cash, Shares, other Awards, or other consideration, as the Committee shall determine.

4.3 Terms and Conditions of Awards.  The Committee shall determine the size of each Award to be granted (including, where applicable, the number of Shares to which an Award will relate), and all other terms and conditions of each such Award (including, but not limited to, any exercise price, grant price, or purchase price, any restrictions or conditions relating to transferability, forfeiture, exercisability, or settlement of an Award, and any schedule or performance conditions for the lapse of such restrictions or conditions, and accelerations or modifications thereof, based in each case on such considerations as the Committee shall determine). The Committee may determine whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Shares, other Awards, or other consideration, or an Award may be canceled, forfeited, or surrendered. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and measures of performance as it may deem appropriate in establishing performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions, except as limited under Section 5.1 in the case of a Performance Award intended to qualify under Code Section 162(m). Notwithstanding the foregoing, (i) the price per Share at which Shares may be purchased upon the exercise of a stock option shall not be less than one hundred percent (100%) of the Fair Market Value on the date of grant of such stock option, (ii) with respect to stock appreciation rights, the price per Share from which stock appreciation is measured shall not be less than one hundred percent (100%) of the Fair Market Value of such Share on the date of grant of the stock appreciation right, (iii) the period during which an Award may remain outstanding shall not exceed seven (7) years from the date the Award is granted, (iv) no Full-Value Award issued under the Plan (other than Full-Value Awards that are either performance-based or granted to Non-Employee Directors) shall fully vest within three (3) years from the date of grant of such Full-Value Award, (v) no Full-Value Award issued under the Plan that is performance-based shall fully vest within one (1) year from the date of grant of such Full-Value Award and (vi) any Awards granted to Non-Employee Directors shall be granted to all Non-Employee Directors on a non-discretionary basis based on a formula approved by the Committee.

4.4 Option Repricing.  As to any Award granted as an option to purchase Shares or an appreciation right payable in Shares, the Committee is not authorized to subsequently reduce the applicable exercise price relating to such Award, or take such other action as may be considered a repricing of such Award under generally accepted accounting principles.

4.5 Stand-Alone, Additional, Tandem, and Substitute Awards.  Subject to Section 4.4, Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Subsidiary, or any business entity to be acquired by the Company or a Subsidiary, or any other right of a Participant to receive payment from the Company or any Subsidiary, and in granting a new Award, the Committee may determine that the value of any surrendered Award or award may be applied to reduce the exercise price of any option or appreciation right or purchase price of any other Award.

5.	Performance Awards

5.1 Performance Awards Granted to Designated Covered Employees.  If the Committee determines that an Award to be granted to an eligible person who is designated by the Committee as likely to be a Covered Employee (as defined below) should qualify as “performance-based compensation” for purposes of Code Section 162(m), the grant, exercise, and/or settlement of such Award (a “Performance Award”) shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 5.1. This Section 5.1 shall not apply to Awards that otherwise qualify as “performance-based compensation” by reason of Regulation § 1.162-27(e)(2)(vi) (relating to certain stock options and stock appreciation rights).

(a) Performance Goals Generally.  The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each such criteria, as specified by the Committee consistent with this Section 5.1. Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder (including Regulation § 1.162-27 and successor regulations thereto), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Performance Awards shall be granted, exercised, and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise, and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

(b) Business Criteria.  One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified Subsidiaries, divisions, or other business units of the Company (where the criteria are applicable), shall be used by the Committee in establishing performance goals for such Performance Awards: (1) earnings per share; (2) revenues; (3) cash flow; (4) cash flow return on investment; (5) return on net assets, return on assets, return on investment, return on invested capital, return on equity; profitability; (6) economic value added (“EVA”); (7) operating margins or profit margins; (8) income or earnings before or after taxes; pretax earnings; pretax earnings before interest, depreciation and amortization; operating earnings; pretax operating earnings, before or after interest expense and before or after incentives, and extraordinary or special items; net income; (9) total stockholder return or stock price; (10) book value per share; (11) expense management; improvements in capital structure; working capital; costs; and (12) any of the above goals as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of comparator companies. EVA means the amount by which a business unit’s earnings exceed the cost of the equity and debt capital used by the business unit during the performance period, as determined by the Committee. Income of a business unit may be before payment of bonuses, capital charges, non-recurring or extraordinary income or expense, and general and administrative expenses for the performance period, if so specified by the Committee.

(c) Performance Period; Timing for Establishing Performance Award Terms.  Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten years, as specified by the Committee. Performance goals, amounts payable upon achievement of such goals, and other material terms of Performance Awards shall be established by the Committee (i) while the performance outcome for that performance period is substantially uncertain and (ii) no more than 90 days after the commencement of the performance period to which the performance goal relates or, if less, the number of days which is equal to 25 percent of the relevant performance period.

(d) Performance Award Pool.  The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring performance of the Company in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 5.1(b) hereof during the given performance period, as specified by the Committee in accordance with Section 5.1(c) hereof. The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria. In such case, Performance Awards may be granted as rights to payment of a specified portion of the Award pool, and such grants shall be subject to the requirements of Section 5.1(c).

(e) Settlement of Performance Awards; Other Terms.  Settlement of such Performance Awards shall be in cash, Shares, other Awards, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of a Performance Award subject to this Section 5.1. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a performance period or settlement of Performance Awards.

(f) Impact Of Extraordinary Items Or Changes In Accounting.  To the extent applicable, the determination of achievement of performance goals for Performance Awards shall be made in accordance with U.S generally accepted accounting principles (“GAAP”) and a manner consistent with the methods used in the Company’s audited financial statements, and, unless the Committee decides otherwise within the period described in Section 5.1(c), without regard to (i) extraordinary items as determined by the Company’s independent public accountants in accordance with GAAP, (ii) changes in accounting methods, or (iii) non-recurring acquisition expenses and restructuring charges. Notwithstanding the foregoing, in calculating operating earnings or operating income (including on a per share basis), the Committee may, within the period described in Section 5.1(c), provide that such calculation shall be made on the same basis as reflected in a release of the Company’s earnings for a previously completed period as specified by the Committee.

5.2 Written Determinations.  Determinations by the Committee as to the establishment of performance goals, the amount potentially payable in respect of Performance Awards, the achievement of performance goals relating to Performance Awards, and the amount of any final Performance Award shall be recorded in writing. Specifically, the Committee shall certify in writing, in a manner conforming to applicable regulations under Code Section 162(m), prior to settlement of each Performance Award, that the performance goals and other material terms of the Performance Award upon which settlement of the Performance Award was conditioned have been satisfied. The Committee may not delegate any responsibility relating to such Performance Awards, and the Board shall not perform such functions at any time that the Committee is composed solely of Qualified Members.

5.3 Status of Section 5.1 Awards under Code Section 162(m).  It is the intent of the Company that Performance Awards under Section 5.1 constitute “performance-based compensation” within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Sections 5.1, 5.2 and 5.3, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term “Covered Employee” as used herein shall mean only a person designated by the Committee, at the time of grant of a Performance Award, as likely to be a Covered Employee with respect to a specified fiscal year. If any provision of the Plan as in effect on the date of adoption of any agreements relating to Performance Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

6.	Limitations on Awards

6.1 Aggregate Number of Shares Available for Awards.  The maximum aggregate number of Shares that may be delivered to Participants or their Beneficiaries pursuant to all Awards granted under the Plan shall be 8,000,000 (which represents 1,900,000 Shares that were available for issuance under the Prior Plans plus 6,100,000 additional Shares), provided, however, that no more than 1,500,000 Shares may be issued pursuant to Full-Value Awards. No further awards will be made under the Prior Plans. Any Shares underlying any award under the Prior Plans or any Award under the Plan that is cancelled, forfeited, lapses or is otherwise terminated without an issuance of Shares being made thereunder will no longer be counted against the foregoing maximum share limitation and may again be made subject to Awards under the Plan; provided, however, that upon the exercise of a stock appreciation right, the full number of Shares underlying such stock appreciation right on the date of grant will be counted against the aggregate Share limitation irrespective of the manner in which such stock appreciation right is settled.

6.2 Per Participant Limitation on Share-Based Awards.  In any calendar year, no Participant may be granted Awards that relate to more than 500,000 Shares. This Section 6.2 shall apply only with respect to Awards that are denominated by a specified number of Shares, even if the Award may be settled in cash or a form other than Shares. If the number of Shares ultimately payable in respect of an Award is a function of future achievement of performance targets, then for purposes of this limitation, the number of Shares to which such Award relates shall equal the number of Shares that would be payable assuming maximum performance was achieved.

6.3 Per Participant Limitation on Other Awards.  In any calendar year, no Participant may be granted Awards not otherwise described in Section 6.2 that can be settled for cash, Shares or other consideration having a value in excess of $5,000,000.

7.	Adjustments

In the event of any change in the outstanding Shares by reason of any reorganization, recapitalization, merger, amalgamation, consolidation, spin-off, combination or exchange of Shares, repurchase, liquidation, dissolution or other corporate exchange, any large, special and non-recurring dividend or distribution to shareholders, or other similar corporate transaction, the Committee may make such substitution or adjustment, if any, as it deems to be equitable and in order to preserve, without enlarging, the rights of Participants, as to (i) the number and kind of Shares which may be delivered pursuant to Sections 6.1 and 6.2, (ii) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, and (iii) the exercise price, grant price or purchase price relating to any Award. The Committee will make such substitutions or adjustments including as described in (i), (ii) or (iii) above as it deems fair and equitable to the Participants as a result of any Share dividend or split declared by the Company. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including cancellation of Awards in exchange for the intrinsic (i.e., in-the-money) value, if any, of the vested portion thereof, substitution of Awards using securities or other obligations of a successor or other entity, acceleration of the expiration date for Awards, or adjustment to performance goals in respect of Awards) in recognition of unusual or nonrecurring events (including events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting the Company, any Subsidiary or any business unit, or the financial statements of the Company or any Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. Notwithstanding the foregoing, if any such event will result in the acquisition of all or substantially all of the Company’s outstanding Shares, then if the document governing such acquisition (e.g., merger agreement) specifies the treatment of outstanding Awards, such treatment shall govern without the need for any action by the Committee.

8.	General Provisions

8.1 Compliance with Laws and Obligations.  The Company shall not be obligated to issue or deliver Shares in connection with any Award or take any other action under the Plan in a transaction subject to the registration requirements of any applicable securities law, any requirement under any listing agreement between the Company and any securities exchange or automated quotation system, or any other law, regulation, or contractual obligation of the Company, until the Company is satisfied that such laws, regulations, and other obligations of the Company have been complied with in full. Certificates representing Shares issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations, and other obligations of the Company, including any requirement that a legend or legends be placed thereon.

8.2 Limitations on Transferability.  Awards and other rights under the Plan will not be transferable by a Participant except to a Beneficiary in the event of the Participant’s death (to the extent any such Award, by its terms, survives the Participant’s death), and, if exercisable, shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative; provided, however, that such Awards and other rights may be transferred during the lifetime of the Participant, for purposes of the Participant’s estate planning or other purposes consistent with the purposes of the Plan (as determined by the Committee), and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent permitted by the Committee. Awards and other rights under the Plan may not be pledged, mortgaged, hypothecated, or otherwise encumbered, and shall not be subject to the claims of creditors. A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

8.3 No Right to Continued Employment; Leaves of Absence.  Neither the Plan, the grant of any Award, nor any other action taken hereunder shall be construed as giving any employee, consultant, director, or other person the right to be retained in the employ or service of the Company or any of its Subsidiaries (for the vesting period or any other period of time), nor shall it interfere in any way with the right of the Company or any of its Subsidiaries to terminate any person’s employment or service at any time. Unless otherwise specified in the applicable Award Agreement, (i) an approved leave of absence shall not be considered a termination of employment or service for purposes of an Award under the Plan, and (ii) any Participant who is employed by or performs services for a Subsidiary shall be considered to have terminated employment or service for purposes of an Award under the Plan if such Subsidiary is sold or no longer qualifies as a Subsidiary of the Company, unless such Participant remains employed by the Company or another Subsidiary.

8.4 Taxes.  The Company and any Subsidiary is authorized to withhold from any delivery of Shares in connection with an Award, any other payment relating to an Award, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company, its Subsidiaries and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other consideration and to make cash payments in respect thereof in satisfaction of withholding tax obligations.

8.5 Changes to the Plan and Awards.  The Board may amend, suspend, discontinue, or terminate the Plan or the Committee’s authority to grant Awards under the Plan without the consent of shareholders or Participants, except that any amendment shall be subject to the approval of the Company’s shareholders at or before the next annual meeting of shareholders for which the record date is after the date of such Board action if (i) it materially modifies the terms of the Plan or (ii) such shareholder approval is required by any applicable law, regulation or stock exchange rule. The Board may otherwise, in its discretion, determine to submit other such amendments to shareholders for approval; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant under any Award theretofore granted. The Committee may amend, suspend, discontinue, or terminate any Award theretofore granted and any Award Agreement relating thereto; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant under such Award. Any action taken by the Committee pursuant to Section 7 shall not be treated as an action described in this Section 8.5.

8.6 No Right to Awards; No Shareholder Rights.  No Participant or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants, employees, consultants, or directors. No Award shall confer on any Participant any of the rights of a shareholder of the Company unless and until Shares are duly issued or transferred and delivered to the Participant in accordance with the terms of the Award.

8.7 Unfunded Status of Awards; Creation of Trusts.  The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company’s obligations under the Plan to deliver cash, Shares, other Awards, or other consideration pursuant to any Award, which trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines.

8.8 Nonexclusivity of the Plan.  Neither the adoption of the Plan by the Board nor the submission of the Plan or of any amendment to shareholders for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements as it may deem desirable, including the granting of awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

8.9 Successors and Assigns.  The Plan and Award Agreements may be assigned by the Company to any successor to the Company’s business. The Plan and any applicable Award Agreement shall be binding on all successors and assigns of the Company and a Participant, including any permitted transferee of a Participant, the Beneficiary or estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant’s creditors.

8.10 Governing Law.  The Plan and all Award Agreements shall be governed by and construed in accordance with the laws of the State of Florida, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Florida or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Florida.

8.11 Severability of Provisions.  If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

8.12 Plan Termination.  Unless earlier terminated by the Board, the Plan shall terminate on the day before the tenth anniversary of the later of the date the Company’s shareholders originally approved the Plan (May 6, 2005) or the date of any subsequent shareholder approval of the Plan. Upon any such termination of the Plan, no new authorizations of grants of Awards may be made, but then-outstanding Awards shall remain outstanding in accordance with their terms, and the Committee otherwise shall retain its full powers under the Plan with respect to such Awards.

Amended:	December 14, 2006 February 8, 2008

APPENDIX B

MERCER BENCHMARK DATABASE — EXECUTIVE POSITIONS
PARTICIPANT LIST

21ST CENTURY ONCOLOGY	7-ELEVEN, INC.	A. T. KEARNEY, INC.

AAA NATIONAL OFFICE	ABBOTT LABORATORIES	ABM INDUSTRIES, INC.

ABM INDUSTRIES, INC. — ENGINEERING	ABM INDUSTRIES, INC. — JANITORIAL	ABM INDUSTRIES, INC. — PARKING SERVICES

ABS	ABS CAPITAL PARTNERS	ABT ASSOCIATES, INC.

ACC CAPITAL HOLDINGS	ACCENTURE	ACCO BRANDS, INC.

ACCOR NORTH AMERICA, INC.	ACCREDITED HOME LENDERS, INC.	ACE INA

ACERGY US, INC.	ADAMS RESPIRATORY THERAPEUTICS	ADECCO

ADESA, INC.	ADVANTA CORPORATION	ADVENTIST HEALTH

ADVENTIST HEALTH SYSTEM	ADVENTIST HEALTH SYSTEM — FLORIDA HOSPITAL	ADVENTIST HEALTH SYSTEM — SHAWNEE MISSION MEDICAL CENTER

ADVO, INC.	ADVOCATE HEALTHCARE	AEGIS MORTGAGE CORPORATION

AEGIS MORTGAGE CORPORATION — AEGIS LENDING CORPORATION	AEGIS MORTGAGE CORPORATION — AEGIS WHOLESALE CORPORATION	AEGON USA — COMMONWEALTH GENERAL

AEGON USA — LIFE INVESTORS INSURANCE	AERONIX, INC.	AETNA, INC.

AFLAC INCORPORATED	AG PROCESSING, INC.	AGL RESOURCES

AGNESIAN HEALTHCARE	AIG	AIPSO

AIR FRAME MANUFACTURING & SUPPLY COMPANY, INC.	AKER KVAERNER	AKZO NOBEL, INC.

ALABAMA GAS CORPORATION	ALCOA, INC.	ALCON LABORATORIES, INC.

ALERIS INTERNATIONAL, INC.	ALEXANDER & BALDWIN, INC.	ALEXANDER & BALDWIN, INC. — A&B PROPERTIES, INC.

ALEXANDER & BALDWIN, INC. — HAWAIIAN COMMERCIAL AND SUGAR COMPANY	ALEXANDER & BALDWIN, INC. — KAHULUI TRUCKING & STORAGE, INC.	ALEXANDER & BALDWIN, INC. — KAUAI COFFEE COMPANY, INC.

ALEXANDER & BALDWIN, INC. — KAUAI COMMERCIAL COMPANY, INCORPORATED	ALLEGHENY COUNTY SANITARY AUTHORITY	ALLEGHENY ENERGY

ALLIANCE DATA SYSTEMS	ALLIANCE DATA SYSTEMS — CPC	ALLIANCE DATA SYSTEMS — EPSILON

ALLIANCE DATA SYSTEMS — NETWORK SERVICES	ALLIANCE DATA SYSTEMS — RETAIL	ALLIANCE DATA SYSTEMS — THE MAIL BOX

ALLIANCE DATA SYSTEMS — UTILITIES	ALLIANCE DATA SYSTEMS — WFCB	ALLIANT TECHSYSTEMS

ALLIANZ GLOBAL INVESTORS OF AMERICA, LP	ALLIANZ GLOBAL INVESTORS OF AMERICA, LP — ALLIANZGI DISTRIBUTOR, LLC	ALLIANZ GLOBAL INVESTORS OF AMERICA, LP — NFJ INVESTMENT GROUP

ALLIANZ GLOBAL INVESTORS OF AMERICA, LP — OPPENHEIMER CAPITAL	ALLIANZ GLOBAL INVESTORS OF AMERICA, LP — PACIFIC INVESTMENT MANAGEMENT COMPANY, LLC	ALLIANZ GLOBAL INVESTORS OF AMERICA, LP — RCM CAPITAL MANAGEMENT, LLC

ALLIANZ LIFE	ALLINA HEALTH SYSTEM — NEW ULM MEDICAL CENTER	ALLINA HOSPITALS & CLINICS

ALLSTATE CORPORATION	ALLTEL CORPORATION	ALSAC/ST. JUDE CHILDREN’S RESEARCH HOSPITAL

AMCOR PET PACKAGING N.A., INC.	AMEREN CORPORATION	AMERICAN CAPITAL STRATEGIES, LTD.

AMERICAN CENTURY INVESTMENTS	AMERICAN CENTURY INVESTMENTS — AMERICAN CENTURY SERVICES, CA	AMERICAN CENTURY INVESTMENTS — AMERICAN CENTURY SERVICES, NY

AMERICAN COLLEGE OF EMERGENCY PHYSICIANS	AMERICAN ELECTRIC POWER	AMERICAN EXPRESS

AMERICAN FAMILY INSURANCE	AMERICAN INSTITUTE OF PHYSICS	AMERICAN RED CROSS — LOUISVILLE AREA CHAPTER

AMERICAN RED CROSS — NATIONAL HEADQUARTERS	AMERICAN SIGNATURE, INC.	AMERICAN STANDARD COMPANIES, INC.

AMERICAN STANDARD COMPANIES, INC. — BATH & KITCHEN AMERICAS	AMERICAN STANDARD COMPANIES, INC. — BATH & KITCHEN GLOBAL	AMERICAN STANDARD COMPANIES, INC. — TRANE RS

AMERICAN STANDARD COMPANIES, INC. — TRANE TCS	AMERICAN STANDARD COMPANIES, INC. — WABCO	AMERICAN UNITED LIFE INSURANCE COMPANY

AMERICO FINANCIAL LIFE AND ANNUITY	AMERICREDIT	AMERIGAS PROPANE, INC.

AMERIGROUP CORPORATION	AMERIHEALTH MERCY HEALTH PLAN	AMERIPRIDE SERVICES, INC.

AMERIPRISE FINANCIAL	AMERISOURCEBERGEN CORPORATION	AMERISOURCEBERGEN CORPORATION — AMERICAN HEALTH PACKAGING

AMERISOURCEBERGEN CORPORATION — PMSI	AMERISOURCEBERGEN CORPORATION — SPECIALTY GROUP	AMERISTAR CASINOS, INC.

AMERISTAR CASINOS, INC. — AMERISTAR BLACK HAWK	AMERISTAR CASINOS, INC. — AMERISTAR CACTUS PETES	AMERISTAR CASINOS, INC. — AMERISTAR COUNCIL BLUFFS

AMERISTAR CASINOS, INC. — AMERISTAR KANSAS CITY	AMERISTAR CASINOS, INC. — AMERISTAR ST. CHARLES	AMERISTAR CASINOS, INC. — AMERISTAR VICKSBURG

AMICA MUTUAL INSURANCE COMPANY	AMPLIFON USA	AMSEC

AMTRUST BANK	ANDERSEN CORPORATION	ANHEUSER-BUSCH COMPANIES, INC.

ANHEUSER-BUSCH COMPANIES, INC. — ANHEUSER-BUSCH INTERNATIONAL, INC.	ANHEUSER-BUSCH COMPANIES, INC. — ANHEUSER-BUSCH, INC.	ANHEUSER-BUSCH COMPANIES, INC. — BUSCH ENTERTAINMENT CORPORATION

ANHEUSER-BUSCH COMPANIES, INC. — BUSCH PROPERTIES, INC.	ANHEUSER-BUSCH COMPANIES, INC. — PACKAGING GROUP	ANHEUSER-BUSCH COMPANIES, INC. — WHOLESALE OPERATIONS DIVISION

ANN TAYLOR STORES CORPORATION	ANNE ARUNDEL MEDICAL CENTER	AOL, LLC

APACHE CORPORATION	APARTMENT INVESTMENT AND MANAGEMENT COMPANY	APC/MGE CRITICAL POWER AND COOLING SERVICES

APL LIMITED	APL LIMITED — APL LOGISTICS	APOGEN TECHNOLOGIES

APPLEBEE’S INTERNATIONAL, INC.	APS	AQS, INC.

ARCH COAL, INC.	ARCHER DANIELS MIDLAND COMPANY	ARCHON GROUP, L.P.

ARCHSTONE SMITH	ARDENT HEALTH SERVICES	AREVA NP, INC.

ARGONAUT GROUP	ARGONAUT GROUP — ARGONAUT INSURANCE COMPANY	ARGONAUT GROUP — COLONY INSURANCE COMPANY

ARGONAUT GROUP — GREAT CENTRAL INSURANCE COMPANY	ARGONAUT GROUP — ROCKWOOD INSURANCE COMPANY	ARGONAUT GROUP — TRIDENT INSURANCE AGENCY

ARGONNE NATIONAL LABORATORY	ARKANSAS BLUECROSS BLUESHIELD	ARLINGTON COUNTY GOVERNMENT

ARMSTRONG WORLD INDUSTRIES — ABP	ARMSTRONG WORLD INDUSTRIES — ACP	ARMSTRONG WORLD INDUSTRIES — AFP

ARMSTRONG WORLD INDUSTRIES — COE	ARNOLD AND PORTER, LLP	ARTEL, INC.

ARUP — NEW YORK	ARUP — SAN FRANCISCO	ASCAP (AMERICAN SOCIETY OF AUTHORS, COMPOSERS & PUBLISHERS)

ASHLAND, INC.	ASSURANT SOLUTIONS	ASSURANT SOLUTIONS & SPECIALTY PROPERTY

ASSURANT SPECIALTY PROPERTY	ASTORIA FEDERAL SAVINGS	ASTRON SOLUTIONS

ASURION	AT&T, INC.	ATLANTICARE REGIONAL MEDICAL CENTER

ATRIA SENIOR LIVING GROUP	AURORA HEALTH CARE	AURORA HEALTH CARE — AURORA BAYCARE MEDICAL CENTER

AURORA HEALTH CARE — AURORA FAMILY SERVICE	AURORA HEALTH CARE — AURORA HEALTH CARE VENTURES	AURORA HEALTH CARE — AURORA LAKELAND MEDICAL CENTER

AURORA HEALTH CARE — AURORA MEDICAL CENTER, HARTFORD	AURORA HEALTH CARE — AURORA MEDICAL CENTER, KENOSHA	AURORA HEALTH CARE — AURORA MEDICAL CENTER, OSHKOSH

AURORA HEALTH CARE — AURORA MEDICAL CENTERS OF MANITOWOC COUNTY	AURORA HEALTH CARE — AURORA MEDICAL CENTERS OF SHEBOYGAN COUNTY	AURORA HEALTH CARE — AURORA MEDICAL GROUP

AURORA HEALTH CARE — AURORA MEDICAL GROUP, DE PERE	AURORA HEALTH CARE — AURORA MEDICAL GROUP, ADCP	AURORA HEALTH CARE — AURORA MEDICAL GROUP, BURLINGTON CLINIC

AURORA HEALTH CARE — AURORA MEDICAL GROUP, FOND DU LAC CLINIC	AURORA HEALTH CARE — AURORA MEDICAL GROUP, GENERAL CLINIC OF WEST BEND	AURORA HEALTH CARE — AURORA MEDICAL GROUP, HARTFORD

AURORA HEALTH CARE — AURORA MEDICAL GROUP, MANITOWOC CLINIC	AURORA HEALTH CARE — AURORA MEDICAL GROUP, MARINETTE-MENOMINEE CLINIC	AURORA HEALTH CARE — AURORA MEDICAL GROUP, METRO REGION

AURORA HEALTH CARE — AURORA MEDICAL GROUP, METRO SOUTHSIDE	AURORA HEALTH CARE — AURORA MEDICAL GROUP, MILWAUKEE	AURORA HEALTH CARE — AURORA MEDICAL GROUP, NORTH REGION

AURORA HEALTH CARE — AURORA MEDICAL GROUP, OSHKOSH DIVISION	AURORA HEALTH CARE — AURORA MEDICAL GROUP, SHEBOYGAN CLINIC	AURORA HEALTH CARE — AURORA MEDICAL GROUP, WALWORTH DIVISION

AURORA HEALTH CARE — AURORA MEDICAL GROUP, WAUKESHA	AURORA HEALTH CARE — AURORA MEDICAL GROUP, WILKINSON CLINIC	AURORA HEALTH CARE — AURORA PHARMACY

AURORA HEALTH CARE — AURORA PSYCHIATRIC HOSPITAL	AURORA HEALTH CARE — AURORA SINAI MEDICAL CENTER	AURORA HEALTH CARE — AURORA VISITING NURSE ASSOCIATION, NORTH REGION

AURORA HEALTH CARE — MEMORIAL HOSPITAL OF BURLINGTON	AURORA HEALTH CARE — ST. LUKE’S MEDICAL CENTER	AURORA HEALTH CARE — VISITING NURSE ASSOCIATION

AURORA HEALTH CARE — VNA, CENTRAL REGION	AURORA HEALTH CARE — VNA, PARTNERS IN CARE	AURORA HEALTH CARE — WEST ALLIS MEMORIAL HOSPITAL

AURORA LOAN SERVICES	AUTO CLUB GROUP	AUTOMATIC DATA PROCESSING (ADP)

AUTOMATIC DATA PROCESSING (ADP) — DEALER SERVICES	AUTOMATIC DATA PROCESSING (ADP) — EMPLOYER SERVICES	AUTOMATIC DATA PROCESSING (ADP) — EMPLOYER SERVICES, NA DIVISION

AUTOMATIC DATA PROCESSING (ADP) — EMPLOYER SERVICES, SBS DIVISION	AUTOMATIC DATA PROCESSING (ADP) — EMPLOYER SERVICES, TRP DIVISION	AUTOMATIC DATA PROCESSING (ADP) — EMPLOYER SERVICES, MAD DIVISION

AUTOMATIC DATA PROCESSING (ADP) — ES INTERNATIONAL	AUTOMATIC DATA PROCESSING (ADP) — TS DIVISION	AUTOMOBILE CLUB OF SOUTHERN CALIFORNIA

AUTOZONE, INC.	AVALONBAY COMMUNITIES, INC.	AVAYA, INC.

AVIALL, INC.	AVIS BUDGET GROUP	AVIVAUSA

AXA EQUITABLE	BABSON COLLEGE	BALL STATE UNIVERSITY

BALTIMORE AIRCOIL COMPANY	BALTIMORE LIFE INSURANCE COMPANY	BANNER HEALTH

BANNER HEALTH — BANNER GOOD SAMARITAN MEDICAL CENTER	BARNES & NOBLE	BARNES-JEWISH HOSPITAL

BARR PHARMACEUTICAL	BARR PHARMACEUTICAL — BARR LABORATORIES	BARR PHARMACEUTICAL — DURAMED PHARMACEUTICALS

BATTELLE	BAXTER INTERNATIONAL	BAXTER INTERNATIONAL — BIOSCIENCE DIVISION

BAXTER INTERNATIONAL — MEDICATION DELIVERY DIVISION	BAXTER INTERNATIONAL — RENAL DIVISION	BAYFRONT MEDICAL CENTER

BAYLOR COLLEGE OF MEDICINE	BAYLOR HEALTH CARE SYSTEM	BAYLOR HEALTH CARE SYSTEM — BAYLOR ALL SAINTS MEDICAL CENTER

BAYLOR HEALTH CARE SYSTEM — BAYLOR	BAYLOR HEALTH CARE SYSTEM — BAYLOR	BAYLOR HEALTH CARE SYSTEM — BAYLOR

INSTITUTE FOR REHABILITATION	MEDICAL CENTER AT GARLAND	MEDICAL CENTER AT GRAPEVINE

BAYLOR HEALTH CARE SYSTEM — BAYLOR	BAYLOR HEALTH CARE SYSTEM — BAYLOR	BAYLOR HEALTH CARE SYSTEM — BAYLOR

MEDICAL CENTER AT IRVING	MEDICAL CENTER AT PLANO	MEDICAL CENTER AT WAXAHACHIE

BAYLOR HEALTH CARE SYSTEM — BAYLOR SPECIALTY HEALTH CENTERS	BAYLOR HEALTH CARE SYSTEM — BAYLOR UNIVERSITY MEDICAL CENTER	BAYSTATE HEALTH

BECHTEL CORPORATION	BECHTEL PLANT MACHINERY, INC.	BELKIN INTERNATIONAL, INC.

BELO CORPORATION	BELO CORPORATION — BELO INTERACTIVE	BELO CORPORATION — THE DALLAS MORNING NEWS

BENCHMARK BRANDS	BG NORTH AMERICA, LLC	BIG LOTS, INC.

BIODYNAMIC RESEARCH CORPORATION	BIRMINGHAM-SOUTHERN COLLEGE	BLACK & VEATCH CORPORATION

BLOCKBUSTER, INC.	BLOODCENTER OF WISCONSIN, INC.	BLUE SHIELD OF CALIFORNIA

BLUECROSS BLUESHIELD OF ALABAMA	BLUECROSS BLUESHIELD OF FLORIDA	BLUECROSS BLUESHIELD OF KANSAS CITY

BLUECROSS BLUESHIELD OF LOUISIANA	BLUECROSS BLUESHIELD OF MASSACHUSETTS	BLUECROSS BLUESHIELD OF MINNESOTA

BLUECROSS BLUESHIELD OF NORTH CAROLINA	BLUECROSS BLUESHIELD OF NORTHEASTERN PENNSYLVANIA	BLUECROSS BLUESHIELD OF RHODE ISLAND

BLUECROSS BLUESHIELD OF RHODE ISLAND — THE HEALTH & WELLNESS INSTITUTE, LLC	BLUECROSS BLUESHIELD OF SOUTH CAROLINA	BLUECROSS OF IDAHO HEALTH SERVICE, INC.

BLUELINX CORPORATION	BMW MANUFACTURING CO., LLC	BMW OF NORTH AMERICA, LLC

BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM	BOART LONGYEAR	BOB EVANS FARMS, INC.

BOB EVANS FARMS, INC. — OWENS COUNTRY SAUSAGE	BOEING EMPLOYEES CREDIT UNION	BOISE CASCADE, LLC

BOISE CASCADE, LLC — BUILDING MATERIALS DISTRIBUTION	BOISE CASCADE, LLC — PACKAGING AND NEWSPRINT	BOISE CASCADE, LLC — PAPER SOLUTIONS

BOISE CASCADE, LLC — WOOD PRODUCTS	BON SECOURS RICHMOND HEALTH SYSTEM	BOOKSPAN

BOOZ ALLEN HAMILTON	BOSTON UNIVERSITY	BOVIS LEND LEASE — ATLANTA

BOVIS LEND LEASE — BOSTON	BOVIS LEND LEASE — CHARLOTTE	BOVIS LEND LEASE — CHICAGO

BOVIS LEND LEASE — COLUMBUS	BOVIS LEND LEASE — DALLAS	BOVIS LEND LEASE — ITHACA

BOVIS LEND LEASE — LAS VEGAS	BOVIS LEND LEASE — LOS ANGELES	BOVIS LEND LEASE — MIAMI

BOVIS LEND LEASE — NASHVILLE	BOVIS LEND LEASE — NEW YORK	BOVIS LEND LEASE — PRINCETON

BOVIS LEND LEASE — RALEIGH	BOVIS LEND LEASE — SAN FRANCISCO	BOVIS LEND LEASE — TAMPA

BOVIS LEND LEASE — WASHINGTON	BOY SCOUTS OF AMERICA	BRADY CORPORATION

BRANCH BANKING & TRUST COMPANY	BRANCH BANKING & TRUST COMPANY — BB&T INVESTMENTS	BRANCH BANKING & TRUST COMPANY — INSURANCE SERVICES

BRANCH BANKING & TRUST COMPANY — LAUREATE CAPITAL	BRANCH BANKING & TRUST COMPANY — LENDMARK	BRANCH BANKING & TRUST COMPANY — MORTGAGE LENDING

BRANCH BANKING & TRUST COMPANY — PRIME RATE	BRANCH BANKING & TRUST COMPANY — REGIONAL ACCEPTANCE	BRANCH BANKING & TRUST COMPANY — SCOTT & STRINGFELLOW

BRANCH BANKING & TRUST COMPANY — SMALL BUSINESS BANKING	BRISTOL WEST HOLDINGS, INC.	BROADLANE

BROOKHAVEN NATIONAL LABORATORY	BROWN AND CALDWELL	BROWN PRINTING COMPANY

BROWN SHOE COMPANY, INC.	BROWN SHOE COMPANY, INC. — FAMOUS FOOTWEAR	BROWN-FORMAN CORPORATION

BRYAN CAVE, LLP	BURGER KING CORPORATION	BURGESS & NIPLE, INC.

BUSCH, INC.	BUSINESS & LEGAL REPORTS, INC.	C&S WHOLESALE GROCERS

C. H. ROBINSON WORLDWIDE	C2 PORTFOLIO ESSENTIALS, INC.	CABLE ONE, INC.

CABLEVISION	CABLEVISION — MADISON SQUARE GARDEN/RADIO CITY ENTERTAINMENT	CABOT CORPORATION

CACI INTERNATIONAL, INC.	CAE SIMUFLITE	CAE SIMUFLITE — MILITARY SIMULATION & TRAINING

CALIFORNIA CASUALTY MANAGEMENT COMPANY	CALIFORNIA HOSPITAL ASSOCIATION	CALIFORNIA INSTITUTE OF TECHNOLOGY

CALIFORNIA ISO	CALIFORNIA PIZZA KITCHEN	CALIFORNIA STATE AUTOMOBILE ASSOCIATION

CALLAWAY GOLF COMPANY	CAMPBELL SOUP COMPANY	CAPGEMINI

CAPITAL REGION HEALTH CARE CORPORATION	CARDINAL HEALTH	CAREFIRST BLUECROSS BLUESHIELD

CAREMARK, INC.	CARGILL, INC.	CARILION

CARLETON COLLEGE	CARNEGIE MELLON UNIVERSITY	CARROLL HOSPITAL CENTER

CARSON ESTATE TRUST	CASINO ARIZONA	CATHOLIC HEALTH INITIATIVES

CATHOLIC HEALTHCARE WEST (CHW) — FACILITY AUBURN	CATHOLIC HEALTHCARE WEST (CHW) — FACILITY SACRAMENTO	CATHOLIC HEALTHCARE WEST (CHW) — HOSPITAL ARROYO GRANDE

CATHOLIC HEALTHCARE WEST (CHW) — HOSPITAL CAMARILLO	CATHOLIC HEALTHCARE WEST (CHW) — HOSPITAL CARMICHAEL	CATHOLIC HEALTHCARE WEST (CHW) — HOSPITAL CHANDLER

CATHOLIC HEALTHCARE WEST (CHW) — HOSPITAL COMM. ST. BERNARDINO	CATHOLIC HEALTHCARE WEST (CHW) — HOSPITAL DL HENDERSON	CATHOLIC HEALTHCARE WEST (CHW) — HOSPITAL FOLSOM

CATHOLIC HEALTHCARE WEST (CHW) — HOSPITAL GILBERT	CATHOLIC HEALTHCARE WEST (CHW) — HOSPITAL GLENDALE	CATHOLIC HEALTHCARE WEST (CHW) — HOSPITAL GRASS VALLEY

CATHOLIC HEALTHCARE WEST (CHW) — HOSPITAL LONG BEACH	CATHOLIC HEALTHCARE WEST (CHW) — HOSPITAL LOS ANGELES	CATHOLIC HEALTHCARE WEST (CHW) — HOSPITAL MEM. BAKERSFIELD

CATHOLIC HEALTHCARE WEST (CHW) — HOSPITAL MER. BAKERSFIELD	CATHOLIC HEALTHCARE WEST (CHW) — HOSPITAL MERCED	CATHOLIC HEALTHCARE WEST (CHW) — HOSPITAL METH SACRAMENTO

CATHOLIC HEALTHCARE WEST (CHW) — HOSPITAL MGH SACRAMENTO	CATHOLIC HEALTHCARE WEST (CHW) — HOSPITAL MT. SHASTA	CATHOLIC HEALTHCARE WEST (CHW) — HOSPITAL NORTHRIDGE

CATHOLIC HEALTHCARE WEST (CHW) — HOSPITAL OXNARD	CATHOLIC HEALTHCARE WEST (CHW) — HOSPITAL PHOENIX	CATHOLIC HEALTHCARE WEST (CHW) — HOSPITAL RED BLUFF

CATHOLIC HEALTHCARE WEST (CHW) — HOSPITAL REDDING	CATHOLIC HEALTHCARE WEST (CHW) — HOSPITAL REDWOOD CITY	CATHOLIC HEALTHCARE WEST (CHW) — HOSPITAL SAN ANDREAS

CATHOLIC HEALTHCARE WEST (CHW) — HOSPITAL SAN GABRIEL	CATHOLIC HEALTHCARE WEST (CHW) — HOSPITAL SAN LUIS OBISPO	CATHOLIC HEALTHCARE WEST (CHW) — HOSPITAL SANTA CRUZ

CATHOLIC HEALTHCARE WEST (CHW) — HOSPITAL SANTA MARIA	CATHOLIC HEALTHCARE WEST (CHW) — HOSPITAL SF SAN FRANCISCO	CATHOLIC HEALTHCARE WEST (CHW) — HOSPITAL SI HENDERSON

CATHOLIC HEALTHCARE WEST (CHW) — HOSPITAL SM SAN FRANCISCO	CATHOLIC HEALTHCARE WEST (CHW) — HOSPITAL ST. B. SAN BERNARDINO	CATHOLIC HEALTHCARE WEST (CHW) — HOSPITAL STOCKTON

CATHOLIC HEALTHCARE WEST (CHW) — HOSPITAL WOODLAND	CATHOLIC HEALTHCARE WEST (CHW) — PHX CORPORATE	CATHOLIC HEALTHCARE WEST (CHW) — REDDING CORPORATE

CATHOLIC HEALTHCARE WEST (CHW) — SACRAMENTO CORPORATE	CATHOLIC HEALTHCARE WEST (CHW) — SAN FRANCISCO CORPORATE	CATHOLIC KNIGHTS

CB RICHARD ELLIS, INC.	CBS CORPORATION	CDM, INC.

CELESTICA	CEMEX, INC. — U.S. DIVISION	CENTEGRA HEALTH SYSTEM

CENTER FOR CREATIVE LEADERSHIP	CENTERPOINT ENERGY	CENTEX CORPORATION

CENTRAL GEORGIA HEALTH SYSTEM	CENTURA HEALTH	CENTURYTEL, INC.

CEVA LOGISTICS	CFA INSTITUTE	CGGVERITAS

CGI TECHNOLOGIES AND SOLUTIONS, INC.	CH2M HILL	CHARMING SHOPPES, INC.

CHECKFREE CORPORATION	CHECKFREE CORPORATION — CHECKFREE ELECTRONIC COMMERCE	CHECKFREE CORPORATION — CHECKFREE INVESTMENT SERVICE

CHECKFREE CORPORATION — CHECKFREE SOFTWARE	CHEMTREAT, INC.	CHESAPEAKE ENERGY CORPORATION

CHEVRON PHILLIPS CHEMICAL COMPANY	CHEVY CHASE BANK	CHICAGO BOARD OPTIONS EXCHANGE

CHICAGO MERCANTILE EXCHANGE, INC.	CHICAGO TRANSIT AUTHORITY	CHILDREN’S HOSPITAL

CHILDREN’S HOSPITAL AND HEALTH SYSTEM	CHILDREN’S HOSPITAL CENTRAL CALIFORNIA	CHILDREN’S HOSPITAL, INC.

CHILDREN’S HOSPITALS AND CLINICS OF MINNESOTA	CHILDREN’S MEDICAL CENTER OF DALLAS	CHILDREN’S MEMORIAL HOSPITAL

CHIPOTLE MEXICAN GRILL	CHIQUITA BRANDS INTERNATIONAL, INC.	CHIQUITA BRANDS INTERNATIONAL, INC. — FRESH EXPRESS

CHRISTIAN CITY	CHS, INC.	CHS, INC. — AGRICULTURE

CHS, INC. — ENERGY	CHS, INC. — OIL SEED PROCESSING	CHUBB & SON

CHURCH & DWIGHT	CHURCH & DWIGHT — DOMESTIC	CIBA VISION CORPORATION

CIGNA CORPORATION	CIGNA CORPORATION — CIGNA GROUP INSURANCE & DENTAL	CIGNA CORPORATION — CIGNA HEALTHCARE

CIGNA CORPORATION — CIGNA INTERNATIONAL	CINCINNATI CHILDREN’S HOSPITAL MEDICAL CENTER	CIRCLE K STORES, INC.

CIRCUIT CITY STORES, INC.	CITISTREET, LLC	CITIZENS FINANCIAL GROUP, INC. — CCO MORTGAGE CORP.

CITIZENS FINANCIAL GROUP, INC. — CHARTER ONE BANK NA	CITIZENS FINANCIAL GROUP, INC. — CITIZENS AUTO FINANCE CORP.	CITIZENS FINANCIAL GROUP, INC. — CITIZENS AUTOMOBILE FINANCE, INC.

CITIZENS FINANCIAL GROUP, INC. — CITIZENS BANK NA	CITIZENS FINANCIAL GROUP, INC. — CITIZENS BANK OF CONNECTICUT	CITIZENS FINANCIAL GROUP, INC. — CITIZENS BANK OF DELAWARE

CITIZENS FINANCIAL GROUP, INC. — CITIZENS BANK OF MASSACHUSETTS	CITIZENS FINANCIAL GROUP, INC. — CITIZENS BANK OF NEW HAMPSHIRE	CITIZENS FINANCIAL GROUP, INC. — CITIZENS BANK OF PENNSYLVANIA

CITIZENS FINANCIAL GROUP, INC. — CITIZENS BANK OF RHODE ISLAND	CITIZENS FINANCIAL GROUP, INC. — ICX CORPORATION	CITIZENS FINANCIAL GROUP, INC. — RBS ASSET FINANCE

CITIZENS FINANCIAL GROUP, INC. — RBS LYNK INCORPORATED	CITIZENS FINANCIAL GROUP, INC. — RBS NATIONAL BANK	CITIZENS PROPERTY INSURANCE CORPORATION

CITY OF CHARLOTTE	CITY OF FORT WORTH	CITY OF FREDERICK

CITY OF HOPE NATIONAL MEDICAL CENTER	CITY OF HOUSTON	CITY OF LUBBOCK

CITY OF NAMPA	CITY OF OVERLAND PARK, KANSAS	CITY OF REDMOND

CLARIAN HEALTH	CLARKSTON CONSULTING — CLARKSTON POTOMAC GROUP, INC.	CLECO CORPORATION

CLEVELAND CLINIC	CLIFTON GUNDERSON, LLP	CNA INSURANCE

COCA-COLA BOTTLING COMPANY CONSOLIDATED	COFFEYVILLE RESOURCES, LLC	COFFEYVILLE RESOURCES, LLC — CRUDE TRANSPORTATION

COFFEYVILLE RESOURCES, LLC — NITROGEN FERTILIZERS	COFFEYVILLE RESOURCES, LLC — REFINING & MARKETING	COFFEYVILLE RESOURCES, LLC — TERMINAL

COLGATE PALMOLIVE COMPANY	COLGATE PALMOLIVE COMPANY — HOME CARE	COLGATE PALMOLIVE COMPANY — ORAL CARE

COLGATE PALMOLIVE COMPANY — PERSONAL CARE	COLGATE PALMOLIVE COMPANY — U.S. COMPANY	COLLEGE OF DUPAGE

COLONIAL BANC GROUP	COLORADO SPRINGS UTILITIES	COMAIR

COMCAST CORPORATION	COMCAST CORPORATION — COMCAST CABLE COMMUNICATIONS	COMERICA BANK

COMMONWEALTH HEALTH CORPORATION	COMMUNICATIONS DATA SERVICES, INC.	COMPASS BANK

COMPUCOM SYSTEMS, INC.	COMPUTER SCIENCES CORPORATION — AMERICAS OUTSOURCING	COMPUTER SCIENCES CORPORATION — FEDERAL SECTOR

COMPUTER SCIENCES CORPORATION — FINANCIAL SERVICES GROUP	COMPUTER TECHNOLOGY ASSOCIATES, INC.- CORPORATE	COMPUWARE CORPORATION

CONAGRA FOODS, INC.	CONCENTRA, INC.	CONNECTICUT CHILDREN’S MEDICAL CENTER

CONNECTICUT CHILDREN’S MEDICAL CENTER — AFFILIATES	CONNECTICUT CHILDREN’S MEDICAL CENTER — FACULTY PRACTICE PLAN, INC.	CONNECTICUT CHILDREN’S MEDICAL CENTER — FOUNDATION

CONSTELLATION BRANDS, INC.	CONSTELLATION BRANDS, INC. — BARTON BRANDS, INC.	CONSTELLATION BRANDS, INC. — CONSTELLATION WINES U.S.

CONSTELLATION ENERGY GROUP, INC.	CONSTELLATION ENERGY GROUP, INC. — BALTIMORE GAS & ELECTRIC CONSTELLATION ENERGY GROUP, INC. -	CONSTELLATION ENERGY GROUP, INC. — BALTIMORE GAS & ELECTRIC, HOME PRODUCTS

CONSTELLATION ENERGY GROUP, INC. — CONSTELLATION COMMODITIES	CONSTELLATION ENERGY PROJECTS AND SERVICES	CONSTELLATION ENERGY GROUP, INC. — CONSTELLATION GENERATION GROUP

CONSTELLATION ENERGY GROUP, INC. — CONSTELLATION NEWENERGY	CONTINENTAL WESTERN INSURANCE COMPANY	CONVERGYS CORPORATION

COOPER UNIVERSITY HOSPITAL	CORN PRODUCTS	CORN PRODUCTS — NORTH AMERICA — DIVISION

CORNELL UNIVERSITY	CORPORATE EXPRESS, INC., A BUHRMANN COMPANY	CORPORATE EXPRESS, INC., A BUHRMANN COMPANY — ANCHORAGE DIVISION

CORPORATE EXPRESS, INC., A BUHRMANN COMPANY — ARDEN HILLS DIVISION	CORPORATE EXPRESS, INC., A BUHRMANN COMPANY — ARLINGTON DIVISION	CORPORATE EXPRESS, INC., A BUHRMANN COMPANY — ATLANTA DIVISION

CORPORATE EXPRESS, INC., A BUHRMANN COMPANY — CINCINNATI DIVISION	CORPORATE EXPRESS, INC., A BUHRMANN COMPANY — DENVER DIVISION	CORPORATE EXPRESS, INC., A BUHRMANN COMPANY — ELK GROVE VILLAGE DIVISION

CORPORATE EXPRESS, INC., A BUHRMANN COMPANY — HANOVER DIVISION	CORPORATE EXPRESS, INC., A BUHRMANN COMPANY — HAYWARD DIVISION	CORPORATE EXPRESS, INC., A BUHRMANN COMPANY — HENDERSON DIVISION

CORPORATE EXPRESS, INC., A BUHRMANN COMPANY — HOUSTON DIVISION	CORPORATE EXPRESS, INC., A BUHRMANN COMPANY — IDAHO FALLS DIVISION	CORPORATE EXPRESS, INC., A BUHRMANN COMPANY — KANSAS CITY DIVISION

CORPORATE EXPRESS, INC., A BUHRMANN COMPANY — LAMIRADA DIVISION	CORPORATE EXPRESS, INC., A BUHRMANN COMPANY — LAWRENCE DIVISION	CORPORATE EXPRESS, INC., A BUHRMANN COMPANY — MEMPHIS DIVISION

CORPORATE EXPRESS, INC., A BUHRMANN COMPANY — MIAMI DIVISION	CORPORATE EXPRESS, INC., A BUHRMANN COMPANY — ORLANDO DIVISION	CORPORATE EXPRESS, INC., A BUHRMANN COMPANY — PHILADELPHIA DIVISION

CORPORATE EXPRESS, INC., A BUHRMANN COMPANY — PHOENIX DIVISION	CORPORATE EXPRESS, INC., A BUHRMANN COMPANY — RENTON DIVISION	CORPORATE EXPRESS, INC., A BUHRMANN COMPANY — ST. LOUIS DIVISION

CORPORATE EXPRESS, INC., A BUHRMANN COMPANY — TULSA DIVISION	CORPORATE EXPRESS, INC., A BUHRMANN COMPANY — WARREN DIVISION	CORPORATE EXPRESS, INC., A BUHRMANN COMPANY — WAUWATOSA DIVISION

CORPORATE EXPRESS, INC., A BUHRMANN COMPANY — WHIPPANY DIVISION	CORRECTIONS CORPORATION OF AMERICA	COUNTRY INSURANCE & FINANCIAL SERVICES

COUNTRYWIDE FINANCIAL CORPORATION	COUNTRYWIDE FINANCIAL CORPORATION — BALBOA INSURANCE GROUP	COUNTRYWIDE FINANCIAL CORPORATION — COUNTRYWIDE BANK

COUNTRYWIDE FINANCIAL CORPORATION — COUNTRYWIDE CAPITAL MARKETS	COUNTRYWIDE FINANCIAL CORPORATION — COUNTRYWIDE HOME LOANS	COUNTRYWIDE FINANCIAL CORPORATION — LANDSAFE, INC.

COUNTY OF MONTEREY	COVANSYS CORPORATION	COVENANT HEALTH

COVENANT HEALTH — COVENANT HOMECARE	COVENANT HEALTH — COVENANT MEDICAL MANAGEMENT	COVENANT HEALTH — FORT SANDERS LOUDOUN MEDICAL CENTER

COVENANT HEALTH — FORT SANDERS PERINATAL CENTER	COVENANT HEALTH — FORT SANDERS REGIONAL MEDICAL CENTER	COVENANT HEALTH — FORT SANDERS SEVIER MEDICAL CENTER

COVENANT HEALTH — FORT SANDERS WEST	COVENANT HEALTH — FORT SANDERS WEST OUTPATIENT SURGERY	COVENANT HEALTH — HEALTHWORKS-MMC

COVENANT HEALTH — METHODIST MEDICAL CENTER	COVENANT HEALTH — PARKWEST MEDICAL CENTER	COVENANT HEALTH — PENINSULA BEHAVIORAL HEALTH

COVENANT HEALTH — PHP COMPANIES, INC.	COVENANT HEALTH — THOMPSON ONCOLOGY GROUP	COVENTRY HEALTH CARE, INC.

COVENTRY HEALTH CARE, INC. — ALTIUS HEALTH PLAN, INC.	COVENTRY HEALTH CARE, INC. — CHC OF DELAWARE, INC.	COVENTRY HEALTH CARE, INC. — CHC OF GEORGIA, INC.

COVENTRY HEALTH CARE, INC. — CHC OF IOWA, INC.	COVENTRY HEALTH CARE, INC. — CHC OF KANSAS, INC.	COVENTRY HEALTH CARE, INC. — CHC OF LOUISIANA, INC.

COVENTRY HEALTH CARE, INC. — CHC OF NEBRASKA, INC.	COVENTRY HEALTH CARE, INC. — FIRST HEALTH	COVENTRY HEALTH CARE, INC. — GROUP HEALTH PLAN, INC.

COVENTRY HEALTH CARE, INC. — HEALTHAMERICA PENNSYLVANIA, INC.	COVENTRY HEALTH CARE, INC. — HEALTHCARE U.S.A. OF MISSOURI, LLC	COVENTRY HEALTH CARE, INC. — OMNICARE HEALTH PLAN

COVENTRY HEALTH CARE, INC. — PERSONALCARE	COVENTRY HEALTH CARE, INC. — SOUTHERN HEALTH SERVICES, INC.	COVENTRY HEALTH CARE, INC. — WELLPATH SELECT, INC.

COX ENTERPRISES, INC.	COX ENTERPRISES, INC. — AUTOTRADER.COM	COX ENTERPRISES, INC. — COX AUTOTRADER

COX ENTERPRISES, INC. — COX BROADCASTING	COX ENTERPRISES, INC. — COX NEWSPAPERS	COX ENTERPRISES, INC. — COX RADIO, INC.

COX ENTERPRISES, INC. — MANHEIM	COX TARGET MEDIA	CPS ENERGY

CRACKER BARREL OLD COUNTRY STORES	CRANSTON PRINT WORKS COMPANY	CRANSTON PRINT WORKS COMPANY — CRANSTON BERCEN

CRANSTON PRINT WORKS COMPANY — CRANSTON TEXTILE OPERATIONS	CRANSTON PRINT WORKS COMPANY — CRANSTON TRUCKING COMPANY	CREDIT ACCEPTANCE CORPORATION

CRITICAL HEALTH SYSTEMS, INC.	CROWE CHIZEK AND COMPANY, LLC CROWLEY MARITIME CORPORATION — CROWLEY	CROWLEY MARITIME CORPORATION

CROWLEY MARITIME CORPORATION — CROWLEY LINER SERVICES, INC., LATIN AMERICA	LINER SERVICES, INC., PUERTO RICO & CARIBBEAN	CROWLEY MARITIME CORPORATION — CROWLEY LOGISTICS, INC.

CROWLEY MARITIME CORPORATION — MARINE SERVICES	CROWLEY MARITIME CORPORATION — PETROLEUM SERVICES	CROWN CASTLE INTERNATIONAL CORPORATION

CSL BEHRING, LCC	CUMMINS, INC.	CUNA MUTUAL GROUP

DADE BEHRING, INC.	DAIICHI SANKYO, INC.	DAL-TILE CORPORATION (A DIVISION OF MOHAWK)

DALLAS CENTRAL APPRAISAL DISTRICT	DALLAS COUNTY COMMUNITY COLLEGE	DANAHER MOTION

DANFOSS — BAUER	DANFOSS — COMPRESSORS	DANFOSS — COMPRESSORS SCROLLTECH

DANFOSS — DRIVES	DANFOSS — MOTION CONTROL	DANFOSS — REFRIGERATION

DANFOSS — SEARECOVERY	DASSAULT FALCON JET CORPORATION	DATA CENTER, INC.

DATA RECOGNITION CORPORATION	DEAN HEALTH SYSTEMS, INC.	DEERE & COMPANY

DELTA DENTAL (DENTEGRA) OF CA	DELTA DENTAL (DENTEGRA) OF CA — DELTA DENTAL INSURANCE COMPANY	DELUXE CORPORATION

DENSO MANUFACTURING TENNESSEE, INC.	DENVER HEALTH AND HOSPITAL AUTHORITY	DEPAUL UNIVERSITY

DET NORSKE VERITAS — U.S. OPERATIONS	DEVON ENERGY	DEVRY, INC.

DHL EXPRESS	DICK’S SPORTING GOODS	DIEBOLD, INC.

DIEBOLD, INC. — DIEBOLD INTERNATIONAL	DIGITAL RISK, LLC	DIRECTV, INC.

DISCOVER FINANCIAL SERVICES	DISCOVERY COMMUNICATIONS, INC.	DISNEY CONSUMER PRODUCTS

DLA PIPER US, LLP	DOBSON COMMUNICATIONS CORPORATION	DOHERTY EMPLOYMENT GROUP

DOLLAR GENERAL CORPORATION	DOMINION RESOURCES, INC.	DOMINION RESOURCES, INC. — DOMINION DELIVERY

DOMINION RESOURCES, INC. — DOMINION E&P	DOMINION RESOURCES, INC. — DOMINION ENERGY	DOMINION RESOURCES, INC. — DOMINION GENERATION

DONALDSON COMPANY, INC.	DORSEY & WHITNEY, LLP	DOW AGRO SCIENCES, LLC

DRESS BARN, INC.	DRUMMOND COMPANY, INC.	DST SYSTEMS, INC.

DSW, INC.	DUANE MORRIS	DUKE ENERGY CORPORATION

DUKE REALTY CORPORATION	DUKE UNIVERSITY AND SCHOOL OF MEDICINE — DUKE UNIVERSITY HEALTH SYSTEM	DUQUESNE LIGHT COMPANY

DURHAM COUNTY GOVERNMENT	E.ON US, LLC	EAST KENTUCKY POWER COOPERATIVE

ECHOSTAR SATELLITE LLC	ECOLAB	ECOLAB — ALCIDE

ECOLAB — DAYDOTS	ECOLAB — GCS	ECOLAB — GCS STOVE

ECOLAB — KAY CHEMICAL HEADQUARTERS	ECOLAB — PEST DIVISION	ECOLAB — SCHUMAN CAMPUS

ECOLAB — VEHICLE CARE	EDFUND	EDISON MISSION ENERGY

EDISON SCHOOLS, INC.	EDS	EDUCATIONAL TESTING SERVICE (ETS)

EDWARD JONES	EDWARDS LIFESCIENCES, LLC	EFUNDS CORPORATION

EL PASO CORPORATION	ELECTRO RENT CORPORATION	ELMER’S PRODUCTS, INC.

ELMER’S PRODUCTS, INC. — GIDDYUP	ELSEVIER	EMC MORTGAGE

EMCOR GROUP, INC.	EMORY UNIVERSITY	EMPLOYERS MUTUAL CASUALTY COMPANY

ENBRIDGE ENERGY PARTNERS, LP	ENCORE CAPITAL GROUP	ENCORE CAPITAL GROUP — ASCENSION CAPITAL GROUP

ENCORE CAPITAL GROUP — MIDLAND CREDIT MANAGEMENT	ENDEAVOUR INTERNATIONAL	ENERGIZER

ENERGIZER — SCHICK-WILKINSON SWORD	ENERGYSOUTH, INC. — MOBILE GAS SERVICE CORPORATION	ENODIS PLC

ENODIS PLC — CLEVELAND RANGE	ENODIS PLC — DELFIELD	ENODIS PLC — FRYMASTER

ENODIS PLC — GARLAND	ENODIS PLC — JACKSON	ENODIS PLC — KYSOR PANEL SYSTEMS

ENODIS PLC — KYSOR WARREN	ENODIS PLC — LINCOLN FOODSERVICE	ENODIS PLC — MILE HIGH EQUIPMENT COMPANY

ENODIS PLC — SCOTSMAN ICE SYSTEMS	ENSCO INTERNATIONAL, INC.	ENSCO INTERNATIONAL, INC. — NORTH & SOUTH AMERICA BUSINESS UNIT

ENTERGY	ENTERGY — NON-REGULATED/COMPETITIVE BUSINESS	ENTERGY — REGULATED

ENTERPRISE PRODUCTS PARTNERS, LP	ENZON PHARMACEUTICALS, INC.	EOG RESOURCES, INC.

EQUIFAX, INC.	EQUITY OFFICE PROPERTIES	ERIE INSURANCE GROUP

ERNST & YOUNG, LLP	ESCHELON TELECOM, INC.	ESSILOR OF AMERICA

ESTEE LAUDER COMPANIES, INC.	ESURANCE, INC.	EVERBANK

EXCELLUS BLUECROSS BLUESHIELD CNY REGION	EXCELLUS BLUECROSS BLUESHIELD ROCHESTER REGION	EXCELLUS BLUECROSS BLUESHIELD UTICA REGION

EXCELLUS BLUECROSS BLUESHIELD WNY REGION	EXEL, INC.	EXELON CORPORATION

EXEMPLA HEALTHCARE, INC.	EXOSTAR LLC	EXPERIAN GROUP

EXPERIAN GROUP — AUTOMOTIVE	EXPERIAN GROUP — BUSINESS INFORMATION SOLUTIONS	EXPERIAN GROUP — CREDIT SERVICES

EXPERIAN GROUP — FRAUD SOLUTIONS	EXPERIAN GROUP — MARKETING SERVICES	EXPERIAN GROUP — SCOREX

EXPRESS SCRIPTS, INC.	EXPRESS SCRIPTS, INC. — SPECIALTY & ANCILLARY SERVICES	FAEGRE & BENSON, LLP

FAIRFAX COUNTY PUBLIC SCHOOLS	FBD CONSULTING, INC.	FBL FINANCIAL GROUP, INC.

FEDERAL HOME LOAN BANK OF BOSTON	FEDERAL HOME LOAN BANK OF DALLAS	FEDERAL RESERVE BANK OF ATLANTA

FEDERAL RESERVE BANK OF BOSTON	FEDERAL RESERVE BANK OF CHICAGO	FEDERAL RESERVE BANK OF CLEVELAND

FEDERAL RESERVE BANK OF DALLAS	FEDERAL RESERVE BANK OF KANSAS CITY	FEDERAL RESERVE BANK OF MINNEAPOLIS

FEDERAL RESERVE BANK OF PHILADELPHIA	FEDERAL RESERVE BANK OF RICHMOND	FEDERAL RESERVE BANK OF SAN FRANCISCO

FEDERAL RESERVE BANK OF SAN FRANCISCO — LOS ANGELES BRANCH	FEDERAL RESERVE BANK OF SAN FRANCISCO — SALT LAKE CITY BRANCH	FEDERAL RESERVE BANK OF ST. LOUIS

FEDERAL RESERVE INFORMATION TECHNOLOGY	FEDERAL RESERVE INFORMATION TECHNOLOGY — DALLAS	FEDERAL RESERVE INFORMATION TECHNOLOGY — EROC

FEDERAL-MOGUL CORPORATION	FEDERATED INVESTORS	FEDEX EXPRESS

FEDEX KINKO’S	FELLOWES, INC.	FERGUSON ENTERPRISES

FERMI NATIONAL ACCELERATOR LABORATORY	FERRELLGAS	FHC HEALTH SYSTEMS — VALUEOPTIONS

FHL BANK ATLANTA	FIDELITY INVESTMENTS	FIDELITY NATIONAL REAL ESTATE SOLUTIONS

FIFTH THIRD BANK	FIFTH THIRD BANK — CENTRAL FLORIDA	FIFTH THIRD BANK — CENTRAL INDIANA

FIFTH THIRD BANK — CENTRAL KENTUCKY	FIFTH THIRD BANK — CENTRAL OHIO	FIFTH THIRD BANK — CHICAGO

FIFTH THIRD BANK — CINCINNATI	FIFTH THIRD BANK — COMMERCIAL LOANS	FIFTH THIRD BANK — CONSUMER BANKING

FIFTH THIRD BANK — EASTERN MICHIGAN	FIFTH THIRD BANK — INVESTMENT ADVISORS	FIFTH THIRD BANK — MORTGAGE

FIFTH THIRD BANK — NORTHEAST OHIO	FIFTH THIRD BANK — NORTHERN MICHIGAN	FIFTH THIRD BANK — NORTHWESTERN OHIO

FIFTH THIRD BANK — PROCESSING SOLUTIONS	FIFTH THIRD BANK — RETAIL BANKING	FIFTH THIRD BANK — SOUTH FLORIDA

FIFTH THIRD BANK — SOUTHERN INDIANA	FIFTH THIRD BANK — SOUTHERN OHIO	FIFTH THIRD BANK — TAMPA

FIFTH THIRD BANK — TENNESSEE	FIFTH THIRD BANK — WESTERN KENTUCKY	FIFTH THIRD BANK — WESTERN MICHIGAN

FIFTH THIRD BANK — WESTERN OHIO	FIREMAN’S FUND INSURANCE COMPANY	FIRST CHARTER

FIRST MARBLEHEAD CORPORATION	FIRSTENERGY CORPORATION	FIRSTENERGY CORPORATION — JERSEY CENTRAL POWER & LIGHT (JCP&L)

FIRSTENERGY CORPORATION — METROPOLITAN EDISON (MET-ED)	FIRSTENERGY CORPORATION — PENNSYLVANIA ELECTRIC CO. (PENELEC)	FISERV, INC.

FISKARS BRANDS, INC.	FISKARS BRANDS, INC. — CRAFT	FISKARS BRANDS, INC. — GARDEN & OUTDOOR LIVING

FISKARS BRANDS, INC. — OUTDOOR RECREATION	FLEETWOOD ENTERPRISES, INC.	FLETCHER ALLEN HEALTH CARE

FLINT GROUP	FLINT GROUP — NORTH AMERICA	FLOWSERVE CORPORATION

FLUOR CORPORATION	FOCUS ON THE FAMILY	FOLEY & LARDNER LLP

FOOT LOCKER, INC.	FOREST CITY ENTERPRISES	FOREST LABORATORIES, INC.

FOREST LABORATORIES, INC. — FOREST PHARMACEUTICALS, INC.	FORTUNE BRANDS, INC.	FORTUNE BRANDS, INC. — ACUSHNET COMPANY

FORTUNE BRANDS, INC. — MASTER LOCK	FORTUNE BRANDS, INC. — MOEN, INC.	FORTUNE BRANDS, INC. — SIMONTON WINDOWS

FORTUNE BRANDS, INC. — THERMA-TRU	FOSSIL PARTNERS LP	FOSSIL PARTNERS LP — STORES GROUP

FOX CHASE CANCER CENTER	FPL GROUP — FLORIDA POWER & LIGHT	FPL GROUP — FPL ENERGY

FPL GROUP — FPL FIBERNET	FRANKLIN TEMPLETON INVESTMENTS	FRANKLIN W. OLIN COLLEGE OF ENGINEERING

FREDDIE MAC	FREEDOM COMMUNICATIONS, INC.	FREEPORT MCMORAN COPPER AND GOLD, INC. — PHELPS DODGE CORPORATION

FREEPORT MCMORAN COPPER AND GOLD, INC. — PHELPS DODGE INTERNATIONAL CORPORATION	FREEPORT MCMORAN COPPER AND GOLD, INC. — PHELPS DODGE MINING COMPANY	FREMONT GROUP

FRIENDLY ICE CREAM CORPORATION	G&K SERVICES, INC.	GALTFELTER

GAMBRO, INC.	GAMETECH INTERNATIONAL	GARDNER DENVER — BLOWER DIVISION

GARDNER DENVER — ENGINEERED PRODUCTS DIVISION	GARDNER DENVER — FLUID TRANSFER DIVISION	GARDNER DENVER — THOMAS PRODUCTS DIVISION

GARTNER, INC.	GATX CORPORATION	GATX CORPORATION — GATX RAIL

GEICO	GEISINGER HEALTH SYSTEM	GEISINGER HEALTH SYSTEM — GEISINGER HEALTH PLAN

GENCORP, INC.	GENCORP, INC. — AEROJET GENERAL CORPORATION	GENERAL COMMUNICATION, INC.

GENERAL DYNAMICS INFORMATION TECHNOLOGY	GENERAL NUTRITION, INC.	GENERAL NUTRITION, INC. — GREENVILLE

GENERALI USA LIFE REASSURANCE COMPANY	GENPRO	GENTIVA HEALTH SERVICES

GENTIVA HEALTH SERVICES — MID AMERICA REGION	GENTIVA HEALTH SERVICES — NORTHEAST REGION	GENTIVA HEALTH SERVICES — SOUTH CENTRAL REGION

GENTIVA HEALTH SERVICES — SOUTHEAST REGION	GENTIVA HEALTH SERVICES — SOUTHERN REGION	GENTIVA HEALTH SERVICES — WEST REGION

GEORGE MASON UNIVERSITY	GEORGIA MERIT SYSTEM	GIRL SCOUTS OF THE USA

GIVAUDAN — UNITED STATES	GLATFELTER — CHILLICOTHE PLANT	GLAXOSMITHKLINE CONSUMER HEALTHCARE

GLOBAL CONSULTANTS, INC.	GLOBAL PAYMENTS, INC.	GM OFFSHORE, INC.

GMAC INSURANCE MANAGEMENT CORPORATION	GMAC RESCAP	GOLDEN HORIZONS, LLC — AEDON STAFFING

GOLDEN HORIZONS, LLC — CERES STRATEGIES	GOLDEN HORIZONS, LLC — CERES STRATEGIES MED. SERVICES, LLC	GOLDEN HORIZONS, LLC — GGNSC LLC CLINICAL SERVICES

GOLDEN HORIZONS, LLC — GOLDEN LIVING LLC	GOLDEN INNOVATIONS	GOLDEN INNOVATIONS — AEGIS

GOLDEN INNOVATIONS — ASERA CARE LLC	GOLDEN INNOVATIONS — BEI	GOLDEN VENTURES, LLC

GOODRICH CORPORATION	GOODY’S FAMILY CLOTHING	GOVERNMENT EMPLOYEES HOSPITAL ASSOCIATION, INC.

GRACO, INC.	GRADY HEALTH SYSTEM	GRANGE MUTUAL CASUALTY COMPANY

GREAT AMERICAN FINANCIAL RESOURCES, INC.	GREAT AMERICAN FINANCIAL RESOURCES, INC. — GREAT AMERICAN ADVISORS	GREAT AMERICAN FINANCIAL RESOURCES, INC. — GREAT AMERICAN SUPPLEMENTAL PRODUCTS

GREAT LAKES EDUCATIONAL LOAN SERVICES, INC.	GREAT PLAINS ENERGY	GREAT PLAINS ENERGY — KANSAS CITY POWER & LIGHT

GREAT-WEST LIFE & ANNUITY	GREYHOUND LINES, INC.	GROTECH CAPITAL GROUP

GROUP HEALTH COOPERATIVE	GROWMARK, INC.	GTECH CORPORATION

GUESS, INC.	H&R BLOCK	H. J. HEINZ COMPANY

H. J. HEINZ COMPANY — HEINZ NORTH AMERICA	HANESBRANDS, INC.	HANNAFORD BROS. COMPANY

HARLEY-DAVIDSON MOTOR COMPANY	HARLEYSVILLE INSURANCE	HARMAN INTERNATIONAL INDUSTRIES, INC.

HARRIS ASSOCIATES, LP	HARRIS COUNTY (LOCAL GOVERNMENT)	HARRIS COUNTY HOSPITAL DISTRICT

HARRIS INTERACTIVE	HARRIS TRUST & SAVINGS BANK	HARSHAW TRANE

HARSHAW TRANE — LEXINGTON DIVISION	HARTFORD FINANCIAL SERVICES GROUP	HARTFORD HEALTHCARE CORPORATION — HARTFORD HOSPITAL

HARVARD PILGRIM HEALTH CARE	HARVARD UNIVERSITY	HARVARD VANGUARD MEDICAL ASSOCIATES

HASTINGS MUTUAL INSURANCE COMPANY	HAWAIIAN ELECTRIC COMPANY	HCA

HD SUPPLY	HEALTH CARE SERVICE CORPORATION	HEALTH CARE SERVICE CORPORATION — BLUECROSS BLUESHIELD OF NEW MEXICO

HEALTH CARE SERVICE CORPORATION — BLUECROSS BLUESHIELD OF OKLAHOMA	HEALTH CARE SERVICE CORPORATION — BLUECROSS BLUESHIELD OF TEXAS	HEALTH FIRST, INC.

HEALTH NEW ENGLAND	HEALTH PARTNERS	HEALTHEAST CARE SYSTEM

HEALTHPARTNERS	HEB GROCERY	HELLER EHRMAN, LLP

HELMERICH & PAYNE, INC.	HENKEL OF AMERICA — THE DIAL CORPORATION	HENRY FORD HEALTH SYSTEM

HENRY SCHEIN, INC.	HERBALIFE INTERNATIONAL OF AMERICA	HERBALIFE INTERNATIONAL OF AMERICA — NORTH AMERICA

HERMAN MILLER, INC.	HESS CORPORATION	HIGHLIGHTS FOR CHILDREN

HIGHMARK	HIGHMARK — DVSC	HIGHMARK — GATEWAY HEALTH PLAN

HIGHMARK — INDUSTRIAL MEDICAL CONSULTANTS	HIGHMARK — LIFE & CASUALTY GROUP	HIGHMARK — MEDICARE SERVICES

HIGHMARK — STANDARD PROPERTY	HILTI, INC.	HINES INTERESTS, LLP

HNTB COMPANIES	HOLLISTER, INC.	HOLY SPIRIT HOSPITAL

HOME INTERIORS & GIFTS, INC.	HOME INTERIORS & GIFTS, INC. — BRENDA BEULL & ASSOCIATES	HOME INTERIORS & GIFTS, INC. — DALLAS WOODCRAFT

HOME INTERIORS & GIFTS, INC. — LAREDO CANDLE CO.	HONEYWELL INTERNATIONAL, INC.	HORIZON BLUECROSS BLUESHIELD OF NEW JERSEY

HOSPITAL SISTERS HEALTH SYSTEM	HOUGHTON MIFFLIN COMPANY	HOWARD HUGHES MEDICAL INSTITUTE

HR DIMENSIONS, LLC	HSBC-NA	HUMANA, INC.

HUNT CONSOLIDATED	HUNT CONSOLIDATED — HUNT OIL COMPANY	HUNT CONSOLIDATED — HUNT POWER

HUNT CONSOLIDATED — HUNT REALTY	HUNT CONSOLIDATED — HUNT VALLEY	HUNTER DOUGLAS, INC.

HUNTERDON MEDICAL CENTER	HUNTINGTON BANCSHARES, INC.	HUNTON & WILLIAMS, LLP

HUTTIG BUILDING PRODUCTS, INC.	HYATT HOTELS CORPORATION	HYDRIL COMPANY, LP

HYDRIL COMPANY, LP — PREMIUM CONNECTION I.C. SYSTEM, INC.	HYDRIL COMPANY, LP — PRESSURE CONTROL IDACORP, INC.	HYUNDAI MOTOR AMERICA IKON OFFICE SOLUTIONS

ILLINOIS HOUSING DEVELOPMENT AUTHORITY	ILLINOIS MUNICIPAL RETIREMENT FUND	IMC, INC.

IMMIX MANAGEMENT SERVICES	IMS HEALTH	INDEPENDENCE BLUE CROSS

INDIANA FARM BUREAU INSURANCE	INDIANA UNIVERSITY	INDIANA UNIVERSITY — PURDUE UNIVERSITY INDIANAPOLIS

INDIANA UNIVERSITY SOUTHEAST	INDIANAPOLIS PUBLIC SCHOOLS	INFINITE SOLUTIONS LLC

INFORMATION HANDLING SERVICES (IHS)	ING — NORTH AMERICA INSURANCE CORP, US FINANCIAL SERVICES	INGRAM INDUSTRIES, INC.

INGRAM MICRO, INC.	INSTITUTIONAL SHAREHOLDER SERVICES	INSTRUMENT SALES & SERVICE

INTEGRA TELECOM HOLDINGS	INTERCONTINENTAL HOTELS GROUP CORPORATE OFFICE	INTERFACE SOLUTIONS

INTERMOUNTAIN HEALTH CARE, INC.	INTERMOUNTAIN HEALTH CARE, INC. — DIXIE REGIONAL MEDICAL CENTER	INTERMOUNTAIN HEALTH CARE, INC. — HEALTH PLANS

INTERMOUNTAIN HEALTH CARE, INC. — HOME CARE SERVICES	INTERMOUNTAIN HEALTH CARE, INC. — LDS HOSPITAL	INTERMOUNTAIN HEALTH CARE, INC. — LOGAN REGIONAL HOSPITAL

INTERMOUNTAIN HEALTH CARE, INC. — MCKAY-DEE HOSPITAL	INTERMOUNTAIN HEALTH CARE, INC. — MEDICAL GROUP	INTERMOUNTAIN HEALTH CARE, INC. — PRIMARY CHILDREN’S HOSPITAL

INTERMOUNTAIN HEALTH CARE, INC. — UTAH VALLEY REGIONAL MEDICAL CENTER	INTERNATIONAL ELECTRIC SUPPLY CORPORATION — REXEL, INC.	INTERNATIONAL IMAGING MATERIALS, INC.

INTERNATIONAL PAPER COMPANY	INTERNATIONAL TRUCK AND ENGINE	INTERSTATE BAKERIES CORPORATION

INVENSYS CONTROLS	INVESCO, PLC.	IOWA STATE UNIVERSITY

IPCS, INC.	IREX CORPORATION	IREX CORPORATION — ADVANCED SPECIALTY CONTRACTORS, LLC

IREX CORPORATION — ARGUS CONTRACTING, INC.	IREX CORPORATION — ARGUS CONTRACTING, LLC	IREX CORPORATION — ATLANTIC CONTRACTING & SPECIALTIES, LLC

IREX CORPORATION — CORNERSTONE SERVICES GROUP, LLC	IREX CORPORATION — ISLAND INSULATION SERVICES, INC.	IREX CORPORATION — NEW STATES CONTRACTING, LLC

IREX CORPORATION — PYRO-STOP, LLC (SUBSIDIARY OF ADVANCED)	IREX CORPORATION — SPACECON SPECIALTY CONTRACTORS, LLC	IREX CORPORATION — SPACECON WEST, LLC (SUBSIDIARY OF SUMMIT)

IREX CORPORATION — SPACECON, LLC	IREX CORPORATION — SUMMIT CONTRACTING, LLC	IRON MOUNTAIN

IRON MOUNTAIN NORTH AMERICAN	IRWIN FINANCIAL CORPORATION	IRWIN FINANCIAL CORPORATION — IRWIN UNION BANK

ISO, INC.	ISUZU MOTORS AMERICA, INC.	ITOCHU INTERNATIONAL, INC.

J&B SOFTWARE, INC.	J.C. PENNEY COMPANY, INC.	J.D. POWER AND ASSOCIATES

J.R. SIMPLOT COMPANY	J.R. SIMPLOT COMPANY — AGRIBUSINESS GROUP	J.R. SIMPLOT COMPANY — FOOD GROUP

J.R. SIMPLOT COMPANY — LAND & LIVESTOCK	JABIL CIRCUIT, INC.	JACKSON HEWITT TAX SERVICE, INC.

JACKSON NATIONAL LIFE INSURANCE COMPANY	JACKSON NATIONAL LIFE INSURANCE COMPANY — CURIAN CAPITAL	JACKSON NATIONAL LIFE INSURANCE COMPANY — IMG

JACKSON NATIONAL LIFE INSURANCE COMPANY — JACKSON NATIONAL LIFE DISTRIBUTORS	JACKSON NATIONAL LIFE INSURANCE COMPANY — JNAM	JACKSON NATIONAL LIFE INSURANCE COMPANY — NPH

JAMES CITY COUNTY GOVERNMENT	JAMES HARDIE BUILDING PRODUCTS	JEFFERSON COUNTY PUBLIC SCHOOLS

JEFFERSON WELLS INTERNATIONAL	JETBLUE AIRWAYS	JO-ANN FABRIC & CRAFT STORES

JOCKEY INTERNATIONAL, INC.	JOHN DEERE CREDIT	JOHN HANCOCK FINANCIAL SERVICES

JOHN WILEY & SONS, INC.	JOHNS HOPKINS UNIVERSITY	JOHNSON CONTROLS — POWER SOLUTIONS

JOHNSON FINANCIAL GROUP	JOHNSON OUTDOORS, INC.	JOHNSON OUTDOORS, INC. — MARINE ELECTRONICS

JOHNSON OUTDOORS, INC. — WATERCRAFT	JONES APPAREL GROUP, INC.	JONES LANG LASALLE

JORGENSENHR	JOSTENS, INC.	JOURNAL BROADCAST GROUP

JOY MINING MACHINERY	JPI PARTNERS, LLC	JUDICIAL BRANCH OF CALIFORNIA — ADMINISTRATION BRANCH

K. HOVNANIAN COMPANIES	K. HOVNANIAN COMPANIES — CANTON DIVISION	K. HOVNANIAN COMPANIES — CHANTILLY DIVISION

K. HOVNANIAN COMPANIES — EDISON DIVISION	K. HOVNANIAN COMPANIES — GREENSBORO DIVISION	K. HOVNANIAN COMPANIES — HAZLET DIVISION

K. HOVNANIAN COMPANIES — IRVINE DIVISION	K. HOVNANIAN COMPANIES — K. HOVNANIAN OSTER HOMES, LLC	K. HOVNANIAN COMPANIES — LANDOVER DIVISION

K. HOVNANIAN COMPANIES — LANGHORN DIVISION	K. HOVNANIAN COMPANIES — ONTARIO DIVISION	K. HOVNANIAN COMPANIES — PHOENIX DIVISION

K. HOVNANIAN COMPANIES — PLANO DIVISION	K. HOVNANIAN COMPANIES — SACRAMENTO DIVISION	K. HOVNANIAN COMPANIES — SCOTT DIVISION

K. HOVNANIAN COMPANIES — TAMPA DIVISION	KAISER FOUNDATION HEALTH PLAN, INC.	KAISER FOUNDATION HEALTH PLAN, INC. — COLORADO

KAISER FOUNDATION HEALTH PLAN, INC. — GEORGIA	KAISER FOUNDATION HEALTH PLAN, INC. — HAWAII	KAISER FOUNDATION HEALTH PLAN, INC. — MID-ATLANTIC

KAISER FOUNDATION HEALTH PLAN, INC. — NORTHWEST	KAISER FOUNDATION HEALTH PLAN, INC. — OHIO	KAISER FOUNDATION HEALTH PLAN, INC. — SOUTHERN CALIFORNIA PERMANENTE MEDICAL GROUP

KAMAN INDUSTRIAL TECHNOLOGIES	KAMEHAMEHA SCHOOLS	KAYE SCHOLER LLP

KBR, INC.	KEANE, INC.	KELLOGG COMPANY

KELLOGG COMPANY — AUSTIN QUALITY FOODS	KELLOGG COMPANY — KASHI	KELLOGG COMPANY — KEEBLER DIVISION

KELSEY-SEYBOLD CLINICS	KEMPER AUTO AND HOME GROUP	KENTUCKY BAPTIST CONVENTION

KENTUCKY HIGHER EDUCATION STUDENT LOAN CORPORATION	KENTUCKY LOTTERY CORPORATION	KERRY, INC.

KEYCORP	KEYSTONE AUTOMOTIVE INDUSTRIES, INC.	KEYSTONE FOODS, LLC

KEYSTONE FOODS, LLC — EQUITY GROUP, ALABAMA	KEYSTONE FOODS, LLC — M & M RESTAURANT SUPPLY	KIMBERLY-CLARK CORPORATION

KINDRED HEALTHCARE, INC.	KINDRED HEALTHCARE, INC. — HEALTH SERVICES DIVISION	KINDRED HEALTHCARE, INC. — HOSPITAL DIVISION

KINDRED HEALTHCARE, INC. — PEOPLEFIRST REHABILITATION DIVISION	KINDRED HEALTHCARE, INC. — PHARMACY DIVISION	KIWANIS INTERNATIONAL, INC.

KNOLLS ATOMIC POWER LABORATORY	KNOWLEDGE LEARNING CORPORATION	KNOXVILLE UTILITIES BOARD

KOHL’S DEPARTMENT STORES	KOHLER COMPANY	KOHLER COMPANY — ANN SACKS

KOHLER COMPANY — BAKER KNAPP & TUBBS	KOHLER COMPANY — CABINETRY	KOHLER COMPANY — ENGINES

KOHLER COMPANY — GLOBAL FAUCETS	KOHLER COMPANY — GLOBAL POWER GROUP	KOHLER COMPANY — HOSPITALITY & REAL ESTATE GROUP

KOHLER COMPANY — INTERIORS GROUP	KOHLER COMPANY — KITCHEN & BATH	KOHLER COMPANY — KOHLER RENTAL POWER

KOHLER COMPANY — MCGUIRE FURNITURE COMPANY	KOHLER COMPANY — PLUMBING AMERICAS	KOHLER COMPANY — POWER SYSTEMS BUSINESS

KONE, INC. (USK)	KONE, INC. (USK) — ELEVATOR SUPPLY UNIT MCKINNEY	KONE, INC. (USK) — ESCALATOR SUPPLY MOLINE

KONE, INC. (USK) — GIS	KRONOSPAN, LLC	KYOCERA AMERICA, INC.

L.L. BEAN, INC.	LABORATORY CORPORATION OF AMERICA	LAGARDE, INCORPORATED

LAIKA	LAND O’LAKES, INC.	LANDIS+GYR, INC.

LANXESS CORPORATION US	LATHAM & WATKINS, LLP	LAUREATE EDUCATION, INC.

LAUREATE EDUCATION, INC. — LAUREATE ONLINE EDUCATION	LAWSON PRODUCTS, INC.	LEASEPLAN U.S.A.

LEGACY MARKETING GROUP	LEGAL & GENERAL AMERICA, INC.	LEHIGH UNIVERSITY

LEO BURNETT WORLDWIDE	LEO BURNETT WORLDWIDE — LEO BURNETT USA	LEUPOLD & STEVENS, INC.

LEVEL 3 COMMUNICATIONS	LIBERTY MUTUAL GROUP	LIFEBRIDGE HEALTH

LIFETOUCH, INC.	LILLIAN VERNON CORPORATION	LIMITED BRANDS, INC.

LIMITED BRANDS, INC. — VICTORIA’S SECRET STORES	LOCKHEED MARTIN INFORMATION SYSTEMS AND GLOBAL SERVICES	LOEWS CORPORATION

LOEWS CORPORATION — LOEWS HOTELS	LOGAN’S ROADHOUSE	LOOP, LLC

LORD BALTIMORE CAPITAL CORPORATION	LORILLARD TOBACCO COMPANY	LOS ALAMOS NATIONAL LABORATORY

LOS ANGELES COMMUNITY COLLEGE DISTRICT	LOS ANGELES UNIFIED SCHOOL DISTRICT	LOUISIANA LEGISLATIVE AUDITOR

LOUISIANA PACIFIC	LOUISVILLE REGIONAL AIRPORT AUTHORITY	LOWER COLORADO RIVER AUTHORITY

LUCK STONE CORPORATION	LUCK STONE CORPORATION — DESIGN REC DIVISION	LUXOTTICA RETAIL

LYONDELL CHEMICAL COMPANY	LYRIC OPERA OF CHICAGO	M&T BANK CORPORATION

M-REAL USA CORPORATION	MAAX — MAAX-KSD, LLC	MAAX — PEARL BATHS, LLC

MAERSK, INC.	MAGELLAN HEALTH SERVICES	MAGELLAN HEALTH SERVICES — MISSOURI

MAGELLAN MIDSTREAM HOLDINGS, LP	MAGELLAN MIDSTREAM HOLDINGS, LP — PIPELINE OPERATIONS	MAGELLAN MIDSTREAM HOLDINGS, LP — TERMINAL SERVICES

MAGELLAN MIDSTREAM HOLDINGS, LP — TRANSPORTATION	MAGNA DONNELLY CORPORATION	MAIN LINE HEALTH

MAIN STREET AMERICA GROUP	MALCOLM PIRNIE, INC.	MANN & HUMMEL ADVANCED FILTRATION CONCEPTS

MANNATECH, INC.	MARATHON OIL COMPANY	MARATHON OIL COMPANY — MARATHON PETROLEUM COMPANY

MARICOPA INTEGRATED HEALTH SYSTEM	MARITZ, INC.	MARKEM CORPORATION

MARRIOTT INTERNATIONAL	MARRIOTT INTERNATIONAL — MVCI	MARSHALL & ILSLEY CORPORATION

MARSHFIELD CLINIC	MARTHA STEWART LIVING OMNIMEDIA	MARY KAY, INC.

MARYLAND PROCUREMENT OFFICE	MASSACHUSETTS INSTITUTE OF TECHNOLOGY	MASSMUTUAL LIFE INSURANCE COMPANY

MASTERFOODS USA	MATSON NAVIGATION COMPANY	MATSON NAVIGATION COMPANY — MATSON INTEGRATED LOGISTICS

MATSON NAVIGATION COMPANY — MATSON TERMINALS	MATTEL, INC.	MATTEL, INC. — AMERICAN GIRL

MATTEL, INC. — FISHER PRICE	MATTHEWS INTERNATIONAL CORPORATION	MAYO FOUNDATION — MAYO CLINIC, JACKSONVILLE

MAYO FOUNDATION — MAYO CLINIC, ROCHESTER	MAYO FOUNDATION — MAYO CLINIC, SCOTTSDALE	MCG HEALTH, INC.

MCKESSON CORPORATE	MCKESSON CORPORATE — MEDICAL-SURGICAL SOLUTIONS	MCKESSON CORPORATE — PHARMACEUTICAL SOLUTIONS

MCKESSON CORPORATE — PROVIDER TECHNOLOGIES	MDU RESOURCES GROUP, INC.	MDU RESOURCES GROUP, INC. — WBI HOLDINGS, INC.

MEADWESTVACO	MEADWESTVACO — CALMAR	MEADWESTVACO — CONSUMER & OFFICE

MEADWESTVACO — CONSUMER SOLUTIONS GROUP	MEADWESTVACO — FORESTRY	MEADWESTVACO — PACKAGING RESOURCE GROUP

MEADWESTVACO — SPECIALTY CHEMICAL	MEADWESTVACO — SPECIALTY PAPER	MECKLENBURG COUNTY

MEDCO HEALTH SOLUTIONS, INC.	MEDIA GENERAL	MEDICA HEALTH PLANS

MEDICAL MUTUAL OF OHIO	MEDICAL MUTUAL OF OHIO — MMS & AMS	MEDICORP HEALTH SYSTEM

MEDPLUS, INC.	MEIJER, INC.	MELLON FINANCIAL CORPORATION

MEMORIAL HEALTH SYSTEM	MEMORIAL HEALTH SYSTEM, INC.	MEMORIAL HERMANN HEALTHCARE SYSTEM

MEMORIAL HERMANN HEALTHCARE SYSTEM — BEHAVIORAL HEALTH (PREVENTION AND RECOVERY)	MEMORIAL HERMANN HEALTHCARE SYSTEM — HEALTHNET PROVIDERS	MEMORIAL HERMANN HEALTHCARE SYSTEM — HOME HEALTH

MEMORIAL HERMANN HEALTHCARE SYSTEM — KATY HOSPITAL	MEMORIAL HERMANN HEALTHCARE SYSTEM — LABORATORY SERVICES	MEMORIAL HERMANN HEALTHCARE SYSTEM — LONG TERM ACUTE CARE

MEMORIAL HERMANN HEALTHCARE SYSTEM — MEMORIAL CITY HOSPITAL	MEMORIAL HERMANN HEALTHCARE SYSTEM — MEMORIAL HERMANN HOSPITAL	MEMORIAL HERMANN HEALTHCARE SYSTEM — NORTHWEST HOSPITAL

MEMORIAL HERMANN HEALTHCARE SYSTEM — SOUTHEAST HOSPITAL	MEMORIAL HERMANN HEALTHCARE SYSTEM — SOUTHWEST HOSPITAL	MEMORIAL HERMANN HEALTHCARE SYSTEM — SUGAR LAND HOSPITAL

MEMORIAL HERMANN HEALTHCARE SYSTEM — THE MEDICAL CENTER	MEMORIAL HERMANN HEALTHCARE SYSTEM — THE WOODLANDS HOSPITAL	MEMORIAL HERMANN HEALTHCARE SYSTEM — TIRR

MEMPHIS MANAGED CARE CORPORATION	MERCEDES-BENZ U.S.A.	MERCURY INSURANCE GROUP

MERITCARE HEALTH SYSTEM	MESSIER-BUGATTI USA	METAVANTE CORPORATION

METHODIST HEALTH SYSTEM	METLIFE	METOKOTE CORPORATION

METROPOLITAN ATLANTA RAPID TRANSIT AUTHORITY (MARTA)	METROPOLITAN TRANSIT AUTHORITY	MFS INVESTMENT MANAGEMENT

MICRON TECHNOLOGY, INC.	MIDWEST ISO	MILLBROOK PARTNERS

MILLER BREWING COMPANY	MILLIKEN & COMPANY	MILLS-PENINSULA HEALTH SERVICES

MINDLEADERS.COM	MINE SAFETY APPLIANCES COMPANY	MISSISSIPPI LIME COMPANY

MITSUI & COMPANY U.S.A., INC.	MITSUI & COMPANY U.S.A., INC. — MITSUI STEEL, INC.	MODERN WOODMEN OF AMERICA

MOHEGAN SUN	MOLEX	MOLEX — AUTO DIVISION

MOLEX — COMMERCIAL PRODUCTS DIVISION	MOLEX — INDUSTRIAL PRODUCTS DIVISION	MOLEX — INTEGRATED PRODUCTS DIVISION

MOLEX — MPN	MOLEX — RF	MOLEX — SALES & MARKETING DIVISION

MONEYGRAM INTERNATIONAL	MOORE & VAN ALLEN, PLLC	MORGAN, LEWIS & BOCKIUS, LLP

MORRISON & FOERSTER, LLP	MORTGAGE GAURANTY INSURANCE CORPORATION	MOTION PICTURE INDUSTRY PENSION & HEALTH PLANS (MPIPHP)

MOTORISTS INSURANCE GROUP	MOUNT HOLYOKE COLLEGE	MOUNTAIN STATES HEALTH ALLIANCE

MOUNTAIN STATES HEALTH ALLIANCE — BLUE RIDGE MEDICAL MANAGEMENT	MOUNTAIN STATES HEALTH ALLIANCE — INDIAN PATH MEDICAL CENTER	MOUNTAIN STATES HEALTH ALLIANCE — JOHNSON CITY MEDICAL CENTER

MOUNTAIN STATES HEALTH ALLIANCE — JOHNSON CITY SPECIALTY HOSPITAL	MOUNTAIN STATES HEALTH ALLIANCE — JOHNSON COUNTY COMMUNITY HOSPITAL	MOUNTAIN STATES HEALTH ALLIANCE — NORTH SIDE HOSPITAL

MOUNTAIN STATES HEALTH ALLIANCE — SMYTH COUNTY COMMUNITY HOSPITAL	MOUNTAIN STATES HEALTH ALLIANCE — SYCAMORE SHOALS HOSPITAL	MSC INDUSTRIAL DIRECT

MTC TECHNOLOGIES	MTS SYSTEMS CORPORATION	MUNICH REINSURANCE AMERICA, INC.

MUTUAL OF ENUMCLAW INSURANCE	MUTUAL OF OMAHA	NASD

NATIONAL ASSOCIATION OF CHURCH PERSONNEL ADMINISTRATORS	NATIONAL CITY CORPORATION	NATIONAL EXCHANGE CARRIER ASSOCIATION

NATIONAL FUTURES ASSOCIATION	NATIONAL RURAL ELECTRIC COOPERATIVE ASSOCIATION	NATIONAL RURAL TELECOMMUNICATIONS COOPERATIVE

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION (NRUCFC)	NATIONAL WESTERN LIFE INSURANCE COMPANY	NATIONAL-LOUIS UNIVERSITY

NATIONWIDE INSURANCE	NATURE’S SUNSHINE PRODUCTS	NAUTILUS, INC.

NAVY EXCHANGE SERVICE COMMAND (NEXCOM)	NCCI HOLDINGS, INC.	NCH CORPORATION

NELNET, INC.	NELSON, MULLINS, RILEY, & SCARBOROUGH, LLP	NEW YORK ISO

NEW YORK LIFE INSURANCE COMPANY	NEW YORK STATE CATHOLIC HEALTH PLAN, D/B/A FIDELIS CARE NEW YORK	NEW YORK UNIVERSITY

NEWTON MEDICAL CENTER	NIKE, INC.	NOBLE CORPORATION

NOBLE CORPORATION — NOBLE DRILLING SERVICES, INC.	NORDSTROM FSB	NORTH BROWARD HOSPITAL DISTRICT

NORTH MEMORIAL HEALTH CARE	NORTHEAST GEORGIA HEALTH SYSTEM	NORTHERN ARIZONA UNIVERSITY

NORTHERN TRUST CORPORATION	NORTHROP GRUMMAN — INFORMATION TECHNOLOGY	NORTHSIDE HOSPITAL

NORTHWEST AIRLINES, INC.	NORTHWESTERN MUTUAL	NORTHWESTERN UNIVERSITY

NOVAMEX	NOVANT HEALTH, INC.	NOVARTIS US — NOVARTIS CONSUMER HEALTH (OTC)

NUCLEAR MANAGEMENT COMPANY, LLC	NYU HOSPITALS CENTER	O-I

O-I GLASS CONTAINER	O-I PLASTICS	OAKLAND COUNTY

OAKWOOD HOSPITAL & MEDICAL CENTER (OHMC)	OCE BUSINESS SERVICES	OCEAN SPRAY CRANBERRIES, INC.

OCLC, ONLINE COMPUTER LIBRARY CENTER, INC.	OGE ENERGY CORPORATION	OHIO CASUALTY INSURANCE COMPANY

OHIO POLICE & FIRE PENSION FUND	OHIOHEALTH	OLD DOMINION ELECTRIC COOPERATIVE

OLD DOMINION UNIVERSITY RESEARCH FOUNDATION	OLD NATIONAL BANCORP	ONE BEACON INSURANCE

ONEOK, INC.	ONEOK, INC. — KANSAS GAS SERVICES DIVISION	ONEOK, INC. — OKLAHOMA NATURAL GAS DIVISION

ONEOK, INC. — ONEOK ENERGY SERVICES COMPANY	ONEOK, INC. — ONEOK PARTNERS	ONEOK, INC. — TEXAS GAS SERVICES DIVISION

OPTION ONE MORTGAGE COMPANY	OPUS CORPORATION	OPUS CORPORATION — OPUS EAST

OPUS CORPORATION — OPUS NORTHWEST	OPUS CORPORATION — OPUS WEST	ORANGE COUNTY GOVERNMENT

ORANGE COUNTY GOVERNMENT — ORANGE COUNTY BOARD OF COUNTY COMMISSIONERS	ORANGE COUNTY PUBLIC SCHOOLS	ORANGE COUNTY’S CREDIT UNION

ORBITAL SCIENCES	ORIENTAL TRADING COMPANY, INC.	ORRICK, HERRINGTON & SUTCLIFFE, LLP

OUR LADY OF THE LAKE REGIONAL MEDICAL CENTER	OWENS CORNING	PACCAR

PACCAR — DYNACRAFT	PACCAR — KENWORTH	PACCAR — PACCAR FINANCIAL

PACCAR — PARTS	PACCAR — PETERBILT	PACCAR — WINCH

PACIFIC GAS & ELECTRIC COMPANY	PACIFIC NORTHWEST NATIONAL LABORATORY	PACIFICORP

PACKAGING CORPORATION OF AMERICA	PACKAGING CORPORATION OF AMERICA — CONTAINERBOARD	PACKAGING CORPORATION OF AMERICA — CORRUGATED

PACTIV CORPORATION	PACTIV CORPORATION — CONSUMER	PACTIV CORPORATION — FOODSERVICE/FOOD PACKAGING

PACTIV CORPORATION — PROTECTIVE & FLEXIBLE	PALMETTO HEALTH	PALOS COMMUNITY HOSPITAL

PANDUIT CORPORATION	PANDUIT CORPORATION — DEKALB CENTRAL WAREHOUSE	PANDUIT CORPORATION — NETWORK SYSTEMS DIVISION

PANDUIT CORPORATION — RACEWAYS DIVISION	PANDUIT CORPORATION — RACK SYSTEMS DIVISION	PANDUIT CORPORATION — TERMINAL DIVISION

PANDUIT CORPORATION — TOOLS DIVISION	PANDUIT CORPORATION — WIRING ACCESSORIES DIVISION	PANDUIT CORPORATION — WIRING COMPONENTS DIVISION

PANDUIT CORPORATION — WIRING ID PRODUCTS DIVISION	PAPA JOHN’S INTERNATIONAL, INC.	PARK NICOLLET HEALTH SERVICES

PARKLAND HEALTH & HOSPITAL SYSTEM	PARKVIEW HEALTH	PARKVIEW HEALTH — PARKVIEW HOSPITAL

PARKWAY CORPORATION	PARSONS BRINCKERHOFF	PARSONS CORPORATION

PARSONS CORPORATION — COMMERCIAL TECHNOLOGY GROUP	PARSONS CORPORATION — CONSTRUCTION SERVICES GROUP	PARSONS CORPORATION — INFRASTRUCTURE & TECHNOLOGY GROUP

PARSONS CORPORATION — TRANSPORTATION GROUP	PARSONS CORPORATION — WATER & INFRASTRUCTURE GROUP	PARTNER REINSURANCE COMPANY OF THE U.S.

PEARSON EDUCATION	PEGASUS SOLUTIONS	PENN STATE MILTON S. HERSHEY MEDICAL CENTER

PENSKE TRUCK LEASING COMPANY, LP	PENSKE TRUCK LEASING COMPANY, LP — PENSKE LOGISTICS	PEPCO HOLDINGS, INC.

PERGO, INC.	PERNOD RICARD USA	PERNOD RICARD USA — FT. SMITH

PERNOD RICARD USA — INDIANA	PERNOD RICARD USA — MUMM	PEROT SYSTEMS

PETCO ANIMAL SUPPLIES, INC.	PETER R. JOHNSON & COMPANY	PHARMACARE

PHARMAVITE, LLC	PHARMERICA	PHH ARVAL

PHILIP MORRIS USA	PHILLIPS PLASTICS CORPORATION	PHILLIPS-VAN HEUSEN CORPORATION

PHILLIPS-VAN HEUSEN CORPORATION — CALVIN KLEIN	PHILLIPS-VAN HEUSEN CORPORATION — DRESS SHIRT	PHILLIPS-VAN HEUSEN CORPORATION — GEOFFREY BEENE

PHILLIPS-VAN HEUSEN CORPORATION — GH BASS	PHILLIPS-VAN HEUSEN CORPORATION — IZOD RETAIL	PHILLIPS-VAN HEUSEN CORPORATION — PVH SPORTSWEAR

PHILLIPS-VAN HEUSEN CORPORATION — VAN HEUSEN RETAIL	PHOENIX LIFE INSURANCE	PING, INC.

PIONEER HI-BRED INTERNATIONAL	PIONEER NATURAL RESOURCES USA, INC.	PIPER JAFFRAY COMPANIES

PITNEY BOWES, INC.	PLANTE & MORAN, PLLC	PLATO LEARNING, INC.

PLAYTEX PRODUCTS, INC.	PLUM CREEK TIMBER COMPANY	PMA CAPITAL CORPORATION — PMA INSURANCE GROUP

PNC FINANCIAL SERVICES GROUP, INC.	POLAR ELECTRO, INC.	POLARIS INDUSTRIES, INC.

POLYONE CORPORATION	PORT AUTHORITY OF ALLEGHENY COUNTY	PORT AUTHORITY OF NEW YORK & NEW JERSEY

PORT OF PORTLAND	POWERWAVE TECHNOLOGIES, INC.	PPD, INC.

PPG INDUSTRIES, INC.	PPG INDUSTRIES, INC. — PPG CHEMICALS	PPG INDUSTRIES, INC. — PPG COATINGS

PPG INDUSTRIES, INC. — PPG GLASS	PREMERA BLUECROSS	PRESBYTERIAN FOUNDATION

PRESSURE CHEMICAL COMPANY	PRICE CHOPPER	PRIME THERAPEUTICS

PRINCIPAL FINANCIAL GROUP	PRIORITY HEALTH	PROCTER & GAMBLE

PROCTER & GAMBLE — BABY & FAMILY CARE	PROCTER & GAMBLE — BEAUTY CARE	PROCTER & GAMBLE — FABRIC & HOME CARE

PROCTER & GAMBLE — GILLETE (BLADES & RAZORS, BATTERIES, APPLIANCES)	PROCTER & GAMBLE — GLOBAL GILLETE	PROCTER & GAMBLE — HEALTH CARE

PROCTER & GAMBLE — SNACKS & BEVERAGES PROQUEST COMPANY	PROGRESS ENERGY PROQUEST COMPANY — PROQUEST EDUCATION	PROGRESSIVE INSURANCE PROTECTIVE LIFE CORPORATION

PROTECTIVE LIFE CORPORATION — ACQUISITION ADMINISTRATION	PROTECTIVE LIFE CORPORATION — ASSET PROTECTION DIVISION	PROTECTIVE LIFE CORPORATION — LIFE & ANNUITY DIVISION

PROTECTIVE LIFE CORPORATION — STABLE VALUE PRODUCT	PROVENA SAINT JOSEPH HOSPITAL	PROVIDENCE COLLEGE

PROVIDENCE HEALTH SYSTEM IN OREGON	PROVIDENCE HEALTH SYSTEM IN OREGON — AMBULATORY SERVICES	PROVIDENCE HEALTH SYSTEM IN OREGON — PROVIDENCE HEALTH PLANS

PROVIDENCE HEALTH SYSTEM IN OREGON — PROVIDENCE HOME SERVICES	PROVIDENCE HEALTH SYSTEM IN OREGON — PROVIDENCE HOOD RIVER HOSPITAL	PROVIDENCE HEALTH SYSTEM IN OREGON — PROVIDENCE MEDFORD MEDICAL CENTER

PROVIDENCE HEALTH SYSTEM IN OREGON — PROVIDENCE MEDICAL GROUP	PROVIDENCE HEALTH SYSTEM IN OREGON — PROVIDENCE MILWAUKIE HOSPITAL	PROVIDENCE HEALTH SYSTEM IN OREGON — PROVIDENCE NEWBERG HOSPITAL

PROVIDENCE HEALTH SYSTEM IN OREGON — PROVIDENCE PORTLAND MEDICAL CENTER	PROVIDENCE HEALTH SYSTEM IN OREGON — PROVIDENCE ST. VINCENT MEDICAL CENTER	PROVIDENT CREDIT UNION

PRUDENTIAL FINANCIAL, INC.	PUBLIC COMPANY ACCOUNTING OVERSIGHT BOARD	PUBLIC SERVICE ENTERPRISE GROUP, INC.

PUBLIC SERVICE ENTERPRISE GROUP, INC. — PSEG POWER, LLC	PUBLIC SERVICE ENTERPRISE GROUP, INC. — PUBLIC SERVICE ELECTRIC AND GAS COMPANY	PUGET SOUND ENERGY

PULTE HOMES, INC.	PURDUE UNIVERSITY	QUEST DIAGNOSTICS

QUESTAR CORPORATION	QUESTAR CORPORATION — QUESTAR GAS	QUINTILES

QWEST COMMUNICATIONS INTERNATIONAL, INC.	R. L. POLK & COMPANY	RABOBANK INTERNATIONAL

RALEY’S	RAND CORPORATION	RANDOLPH-MACON COLLEGE

RANDOM HOUSE, INC.	RANDOM HOUSE, INC. — BANTAM/DELL GROUP	RANDOM HOUSE, INC. — CHILDREN’S PUBLISHING GROUP

RANDOM HOUSE, INC. — CROWN PUBLISHING GROUP	RANDOM HOUSE, INC. — DIVERSIFIED PUBLISHING GROUP	RANDOM HOUSE, INC. — DOUBLEDAY/BROADWAY GROUP

RANDOM HOUSE, INC. — INFORMATION PUBLISHING GROUP	RANDOM HOUSE, INC. — KNOPF PUBLISHING GROUP	RANDOM HOUSE, INC. — RANDOM HOUSE PUBLISHING GROUP

RANDOM HOUSE, INC. — TRIUMPH PUBLISHING	RANDOM HOUSE, INC. — WATERBROOK PUBLISHING GROUP	RAYMOND JAMES FINANCIAL

RBC — CENTURA	RBC — DAIN RAUSCHER	REALOGY CORPORATION

RECKITT BENCKISER, INC.	RECKITT BENCKISER, INC. — PHARMACEUTICALS	RECREATIONAL EQUIPMENT, INC.

REGENCY CENTERS	REGENT UNIVERSITY	REGIONS FINANCIAL CORPORATION

REINSURANCE GROUP OF AMERICA	RENOWN HEALTH SYSTEM	REPUBLIC UNDERWRITERS INSURANCE COMPANY

REWARDS NETWORK	REYNOLDS AMERICAN	RICH PRODUCTS CORPORATION

RICH PRODUCTS CORPORATION — JON DONAIRE	RICH PRODUCTS CORPORATION — ST. SIMON’S ISLAND	RICOH CORPORATION

RIO TINTO PLC	RIO TINTO PLC — ARGYLE	RIO TINTO PLC — DIAVIK

RIO TINTO PLC — KENNECOTT UTAH COPPER	RIO TINTO PLC — RIO TINTO MINERALS	RITE AID CORPORATION

RLI CORP	ROBERT BOSCH LLC	ROBERT BOSCH LLC — ACCESSORIES NORTH AMERICA

ROBERT BOSCH LLC — AFTERMARKET DIVISION (AM)	ROBERT BOSCH LLC — BODY ELECTRICAL/ELECTRICAL DIVISION (AB)	ROBERT BOSCH LLC — BOSCH NORTH AMERICA

ROBERT BOSCH LLC — BOSCH REXROTH CORPORATION (BRNA)	ROBERT BOSCH LLC — BOSCH SECURITY SYSTEMS (STNA)	ROBERT BOSCH LLC — CHASSIS SYSTEMS BRAKES (AF)

ROBERT BOSCH LLC — CHASSIS SYSTEMS CONTROL (AC)	ROBERT BOSCH LLC — DIESEL SYSTEMS DIVISION (DS)	ROBERT BOSCH LLC — GARDEN & WATERING

ROBERT BOSCH LLC — GASOLINE SYSTEMS DIVISION (GS)	ROBERT BOSCH LLC — ROBERT BOSCH TOOL CORPORATION	ROBERT BOSCH LLC — ROTARY TOOLS

ROBERT BOSCH LLC — SKIL NORTH AMERICA	ROBINS, KAPLAN, MILLER & CIRESI, LLP	ROCKINGHAM MEMORIAL HOSPITAL

ROCKWELL AUTOMATION, INC.	ROCKWELL COLLINS	ROWAN COMPANIES, INC.

RREEF	RSC EQUIPMENT RENTAL	RSM MCGLADREY

RYDER SYSTEMS, INC.	S&C ELECTRIC COMPANY	S. C. JOHNSON & SON, INC.

SABRE HOLDINGS, INC.	SAE INTERNATIONAL	SAFETY-KLEEN SYSTEMS, INC.

SAIF CORPORATION	SAINT AGNES MEDICAL CENTER	SAINT JOSEPH’S HEALTH SYSTEM OF ATLANTA

SAINT LUKE’S HEALTH SYSTEM	SAINT PETER’S UNIVERSITY HOSPITAL	SAINT RAPHAEL HEALTHCARE SYSTEM

SALLIE MAE	SAMSON INVESTMENT COMPANY	SAMSUNG TELECOMMUNICATIONS AMERICA

SAN ANTONIO FEDERAL CREDIT UNION	SAN ANTONIO WATER SYSTEM	SAN DIEGO COUNTY REGIONAL AIRPORT AUTHORITY

SAN DIEGO STATE UNIVERSITY	SAN FRANCISCO CHRONICLE	SAN MANUEL BAND OF MISSION INDIANS

SANDIA NATIONAL LABORATORIES	SANMINA-SCI CORPORATION	SANOFI-AVENTIS

SARA LEE CORPORATION	SAUER-DANFOSS	SAUER-DANFOSS — CONTROLS

SAUER-DANFOSS — PROPEL	SAUER-DANFOSS — VALVES	SAUER-DANFOSS — WORK FUNCTION

SAVASENIORCARE, LLC	SBA NETWORK SERVICES, INC.	SCANA CORPORATION

SCANA CORPORATION — CAROLINA GAS TRANSMISSION CORPORATION (CGTC)	SCANA CORPORATION — PSNC ENERGY (PUBLIC SERVICE COMPANY OF NORTH CAROLINA, INC.)	SCANA CORPORATION — SCANA COMMUNICATIONS

SCANA CORPORATION — SCE&G (SOUTH CAROLINA ELECTRIC AND GAS COMPANY)	SCANA CORPORATION — SEMI (SCANA ENERGY MARKETING, INC.)	SCANA CORPORATION — SERVICECARE

SCF ARIZONA	SCHLUMBERGER OILFIELD SERVICES	SCHNEIDER ELECTRIC — SQUARE D

SCHNEIDER NATIONAL, INC.	SCHNITZER STEEL INDUSTRIES, INC.	SCHREIBER FOODS, INC.

SCHWARZ	SCIENCE APPLICATIONS INTERNATIONAL CORPORATION	SCS ENGINEERS — BEDFORD

SCS ENGINEERS — BELLEVUE	SCS ENGINEERS — CHARLOTTE	SCS ENGINEERS — CINCINNATI

SCS ENGINEERS — KANSAS CITY	SCS ENGINEERS — LONG BEACH	SCS ENGINEERS — LONG BEACH CORPORATION

SCS ENGINEERS — NORFOLK	SCS ENGINEERS — PHOENIX	SCS ENGINEERS — PLEASANTON

SCS ENGINEERS — RESTON	SCS ENGINEERS — RICHMOND	SCS ENGINEERS — SACRAMENTO

SCS ENGINEERS — SAN DIEGO	SCS ENGINEERS — SANTA ROSA	SCS ENGINEERS — SCS ENERGY

SCS ENGINEERS — TAMPA	SCS ENGINEERS — VALLEY COTTAGE	SCS FIELD SERVICES — AUSTIN

SCS FIELD SERVICES — HARRISBURG	SCS FIELD SERVICES — LONG BEACH	SCS FIELD SERVICES — MODESTO

SCS FIELD SERVICES — RESTON	SCS FIELD SERVICES — TAMPA	SEA STAR LINE, LLC

SEALED AIR	SECURIAN FINANCIAL GROUP	SECURITAS SECURITY SERVICES, USA

SELECTIVE INSURANCE COMPANY OF AMERICA	SENTARA HEALTHCARE	SENTARA HEALTHCARE — NORFOLK GENERAL HOSPITAL

SEQUENT, INC.	SHARP HEALTHCARE	SHOOK, HARDY & BACON

SHURE, INC.	SIDLEY AUSTIN, LLP	SIEMENS AG US

SIEMENS AG US — POWER TRANSMISSION AND DISTRIBUTION, INC.	SIEMENS AG US — SIEMENS BUILDING TECHNOLGIES	SIEMENS AG US — SIEMENS BUSINESS SERVICES

SIEMENS AG US — SIEMENS ENERGY AND AUTOMATION	SIEMENS AG US — SIEMENS FINANCIAL SERVICES	SIEMENS AG US — SIEMENS MEDICAL SOLUTIONS U.S.A., INC.

SIEMENS AG US — SIEMENS POWER GENERATION, INC.	SIEMENS AG US — SIEMENS VDO AUTOMOTIVE	SIEMENS AG US — SIEMENS WATER TECHNOLOGIES

SIEMENS AG US — TRANSPORTATION SYSTEMS	SIMON PROPERTY GROUP	SINCLAIR BROADCAST GROUP, INC.

SIRIUS SATELLITE RADIO	SISTERS OF MERCY HEALTH SYSTEM	SITEL (FORMERLY CLIENTLOGIC)

SLOAN VALVE COMPANY	SMC CORPORATION OF AMERICA	SMITH & NEPHEW, INC. — TRAUMA & CLINICAL THERAPIES

SMSC GAMING ENTERPRISES	SMURFIT-STONE CONTAINER CORPORATION	SOCIETY OF MANUFACTURING ENGINEERS

SODEXHO USA	SODEXHO USA — DIVISION 2	SODEXHO USA — DIVISION 3

SODEXHO USA — DIVISION 4	SODEXHO USA — DIVISION 5	SODEXHO USA — DIVISION 6

SOFTCHOICE CORPORATION	SOLO CUP COMPANY	SOUTHEASTERN FREIGHT LINES

SOUTHERN CALIFORNIA EDISON	SOUTHERN CALIFORNIA REGIONAL RAIL AUTHORITY	SOUTHERN COMPANY

SOUTHERN STATES COOPERATIVE	SOUTHWEST AIRLINES	SPACE TELESCOPE SCIENCE INSTITUTE

SPECTRA ENERGY	SPECTRUM HEALTH SYSTEM	SPECTRUM HEALTH SYSTEM — HOSPITALS

SPEEDWAY SUPERAMERICA, LLC	SPIRIT AEROSYSTEMS	SPRINGS GLOBAL US, INC.

SSM HEALTH CARE SYSTEM, INC.	SSM HEALTH CARE SYSTEM, INC. — SSMHC OF ST. LOUIS	SSM HEALTH CARE SYSTEM, INC. — SSM CARDINAL GLENNON CHILDREN’S HOSPITAL

SSM HEALTH CARE SYSTEM, INC. — SSM DEPAUL HEALTH CENTER	SSM HEALTH CARE SYSTEM, INC. — SSM REHAB	SSM HEALTH CARE SYSTEM, INC. — SSM ST. JOSEPH HEALTH CENTER

SSM HEALTH CARE SYSTEM, INC. — SSM ST. JOSEPH HOSPITAL KIRKWOOD	SSM HEALTH CARE SYSTEM, INC. — SSM ST. JOSEPH HOSPITAL WEST	SSM HEALTH CARE SYSTEM, INC. — SSM ST. MARY’S HEALTH CENTER

ST. BARNABAS HEALTHCARE SYSTEM — ST. BARNABAS MEDICAL CENTER	ST. JOSEPH MEDICAL CENTER	ST. JUDE CHILDREN’S RESEARCH HOSPITAL

ST. LUKE’S COMMUNITY MEDICAL CENTER — THE WOODLANDS	ST. LUKES EPISCOPAL HEALTH SYSTEM	ST. MARY’S DULUTH CLINIC

STAMPIN’ UP!, INC.	STANCORP FINANCIAL GROUP	STANFORD UNIVERSITY

STANFORD UNIVERSITY MEDICAL CENTER	STAPLES, INC.	STAPLES, INC. — MEDICAL ARTS PRESS

STAPLES, INC. — NORTH AMERICAN DELIVERY	STAPLES, INC. — NORTH AMERICAN STORES	STAPLES, INC. — QUILL

STARBUCKS COFFEE COMPANY	STARTEK — ALEXANDRIA	STARTEK — BIG SPRING

STARTEK — COLLINSVILLE	STARTEK — CORPORATE	STARTEK — DECATUR

STARTEK — ENID	STARTEK — GRAND JUNCTION I	STARTEK — GRAND JUNCTION II

STARTEK — GREELEY NORTH	STARTEK — GREELEY WEST	STARTEK — LARAMIE

STARTEK — LYNCHBURG	STARTEK — PETERSBURG	STARWOOD VACATION OWNERSHIP

STATE FARM INSURANCE	STATE OF INDIANA	STATE OF NEBRASKA — DEPARTMENT OF ADMINISTRATIVE SERVICES, DIVISION OF INFORMATION TECHNOLOGY

STATE OF NORTH CAROLINA	STATE OF TENNESSEE	STATE TEACHERS RETIREMENT SYSTEM OF OHIO

STEELCASE, INC.	STOLL KEENON OGDEN PLLC	STORA ENSO OYJ — COATED PUBLICATION PAPERS

STORA ENSO OYJ — GRAPHIC PAPERS	STORA ENSO OYJ — SPECIALITY PAPERS	STORA ENSO OYJ — STORA ENSO NORTH AMERICA

STORA ENSO OYJ — UNCOATED PUBLICATION PAPERS	SUBARU OF AMERICA, INC.	SUBWAY FRANCHISEE ADVERTISING FUND TRUST

SUEZ ENERGY NORTH AMERICA, INC.	SUEZ ENERGY NORTH AMERICA, INC. — SUEZ ENERGY GENERATION NA	SUEZ ENERGY NORTH AMERICA, INC. — SUEZ ENERGY MARKETING NA

SUEZ ENERGY NORTH AMERICA, INC. — SUEZ ENERGY RESOURCES NA	SUEZ ENERGY NORTH AMERICA, INC. — SUEZ LNG NA, LLC	SUMMA HEALTH SYSTEM

SUN LIFE FINANCIAL (US)	SUNCOM WIRELESS	SUNRISE HOSPITAL & MEDICAL CENTER

SUNTRUST BANK, INC.	SUPERVALU	SUTTER HEALTH

SUTTER HEALTH — SUTTER MEDICAL CENTER SACRAMENTO	SWARTHMORE COLLEGE	SWEDISH HEALTH SERVICES

SWEDISH MATCH NORTH AMERICA	SWIFT TRANSPORTATION	SYKES ENTERPRISES, INC.

SYKES ENTERPRISES, INC. — US OPERATIONS	SYMETRA FINANCIAL	SYMETRA FINANCIAL — GROUP INSURANCE

SYMETRA FINANCIAL — LIFE & ANNUITIES	SYNACOR, INC.	SYNOVUS FINANCIAL CORPORATION

SYSCO FOOD SERVICES OF DALLAS, LP	T-MOBILE USA	T. ROWE PRICE

TALBOTS	TARGET	TASTEFULLY SIMPLE

TAX ANALYSTS	TD AMERITRADE HOLDING CORPORATION	TDS TELECOM

TECHNICAL PROFESSIONAL SERVICES, INC.	TECHNOLOGY CREDIT UNION	TEICHERT, INC.

TELCO SOLUTIONS III, LLC	TELERX	TELETECH HOLDINGS, INC.

TELLUS OPERATING GROUP, LLC	TEMPLE-INLAND	TEMPLE-INLAND — FOREST PRODUCTS CORPORATION

TENARIS, INC. USA	TENET HEALTHCARE CORPORATION	TERLATO WINE GROUP

TERLATO WINE GROUP — TERLATO WINES INTERNATIONAL	TESCO CORPORATION (US)	TESORO CORPORATION

TEXAS CHILDREN’S HOSPITAL	TEXAS HEALTH RESOURCES	TEXAS HEALTH RESOURCES — ARLINGTON MEMORIAL HOSPITAL

TEXAS HEALTH RESOURCES — HARRIS CONTINUED CARE HOSPITAL	TEXAS HEALTH RESOURCES — HARRIS METHODIST ERATH COUNTY	TEXAS HEALTH RESOURCES — HARRIS METHODIST HOSPITAL OF FT. WORTH

TEXAS HEALTH RESOURCES — HARRIS METHODIST NORTHWEST	TEXAS HEALTH RESOURCES — HARRIS METHODIST SOUTHWEST	TEXAS HEALTH RESOURCES — HARRIS-METHODIST H-E-B

TEXAS HEALTH RESOURCES — PRESBYTERIAN HOSPITAL OF ALLEN	TEXAS HEALTH RESOURCES — PRESBYTERIAN HOSPITAL OF DALLAS	TEXAS HEALTH RESOURCES — PRESBYTERIAN HOSPITAL OF KAUFMAN

TEXAS HEALTH RESOURCES — PRESBYTERIAN HOSPITAL OF PLANO	TEXAS HEALTH RESOURCES — PRESBYTERIAN HOSPITAL OF WINNSBORO	TEXAS HEALTH RESOURCES — PRESBYTERIAN VILLAGE NORTH

TEXAS HEALTH RESOURCES — WALLAS REGIONAL HOSPITAL	TEXAS INDUSTRIES, INC.	TEXAS MEDICAL CENTER

TEXAS MUTUAL INSURANCE COMPANY	TEXTAINER	TEXTRON, INC.

TEXTRON, INC. — BELL HELICOPTER	TEXTRON, INC. — CESSNA AIRCRAFT	TEXTRON, INC. — E-Z-GO

TEXTRON, INC. — FLUID & POWER	TEXTRON, INC. — GREENLEE	TEXTRON, INC. — JACOBSEN

TEXTRON, INC. — KAUTEX	TEXTRON, INC. — TEXTRON FINANCIAL CORPORATION	TEXTRON, INC. — TEXTRON SYSTEMS

THE ANTIOCH COMPANY	THE ANTIOCH COMPANY — CREATIVE MEMORIES	THE ANTIOCH COMPANY — PUBLISHING

THE CAPITAL GROUP COMPANIES	THE CHILDREN’S HOSPITAL OF PHILADELPHIA	THE CHILDREN’S MERCY HOSPITAL

THE CHRONICLE OF HIGHER EDUCATION	THE COCA-COLA COMPANY	THE COCA-COLA COMPANY — NORTH AMERICAN GROUP

THE COLUMBUS ZOO AND AQUARIUM	THE DANNON COMPANY	THE DECURION CORPORATION

THE DOE RUN COMPANY	THE E.W. SCRIPPS COMPANY	THE EMPLOYERS ASSOCIATION

THE FINISH LINE, INC.	THE FLORIDA AQUARIUM, INC.	THE FORD FOUNDATION

THE FROST NATIONAL BANK	THE GOLDEN 1 CREDIT UNION	THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA — BERKSHIRE LIFE INSURANCE COMPANY	THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA — GROUP PRODUCTS	THE HOSPITAL OF CENTRAL CONNECTICUT AT BRADLEY MEMORIAL

THE HOSPITAL OF CENTRAL CONNECTICUT AT NEW BRITAIN GENERAL	THE IRVINE COMPANY	THE JOHNS HOPKINS HOSPITAL

THE JOHNS HOPKINS UNIVERSITY — APPLIED PHYSICS LABORATORY	THE JOINT COMMISSION	THE METHODIST HOSPITAL

THE MIAMI HERALD PUBLISHING COMPANY	THE MIDLAND COMPANY	THE MINACS GROUP

THE MITRE CORPORATION	THE NATIONAL ACADEMIES	THE NIELSEN COMPANY

THE NORDAM GROUP	THE OHIO STATE UNIVERSITY	THE OHIO STATE UNIVERSITY MEDICAL CENTER

THE READING HOSPITAL AND MEDICAL CENTER	THE REGENCE GROUP	THE SCHWAN FOOD COMPANY

THE SEATTLE TIMES COMPANY	THE SHERWIN-WILLIAMS COMPANY	THE SHERWIN-WILLIAMS COMPANY — CONSUMER GROUP

THE SHERWIN-WILLIAMS COMPANY — GLOBAL GROUP, AUTO DIVISION	THE SHERWIN-WILLIAMS COMPANY — GLOBAL GROUP, CHEMICAL COATINGS DIVISION	THE SHERWIN-WILLIAMS COMPANY — GLOBAL GROUP, INTERNATIONAL DIVISION

THE SHERWIN-WILLIAMS COMPANY — PAINT STORES GROUP	THE SPORTS AUTHORITY	THE SUNDT COMPANIES, INC.

THE TAUBMAN COMPANY	THE TEXAS A&M UNIVERSITY SYSTEM	THE TORO COMPANY

THE TRAVELERS COS.	THE UNIVERSITY OF ARIZONA	THE UNIVERSITY OF CHICAGO

THE UNIVERSITY OF KANSAS HOSPITAL	THE UNIVERSITY OF TEXAS M. D. ANDERSON CANCER CENTER	THE UNIVERSITY OF TEXAS MEDICAL BRANCH

THE UNIVERSITY OF TEXAS SOUTHWESTERN MEDICAL CENTER	THE VANGUARD GROUP	THE VIRGINIAN-PILOT

THE WALT DISNEY COMPANY — WALT DISNEY PARKS & RESORTS, LLC	THE WASHINGTON POST NEWSPAPER	THE WEATHER CHANNEL

THE WILLIAMS COMPANIES, INC.	THE YANKEE CANDLE COMPANY, INC.	THERMADYNE HOLDINGS CORPORATION

THERMADYNE HOLDINGS CORPORATION — STOODY COMPANY	THERMADYNE HOLDINGS CORPORATION — THERMAL DYNAMICS CORPORATION	THERMADYNE HOLDINGS CORPORATION — VICTOR EQUIPMENT COMPANY

THOMAS JEFFERSON UNIVERSITY HOSPITAL	THOMSON CORPORATION	THOMSON CORPORATION — FINANCIAL

THOMSON CORPORATION — LEARNING	THOMSON CORPORATION — LEGAL AND REGULATORY	THOMSON CORPORATION — SCIENTIFIC & HEALTHCARE

THOMSON CORPORATION — TAX & ACCOUNTING	THRESHOLDS PSYCHIATRIC REHABILITATION	THRIVENT FINANCIAL FOR LUTHERANS

TIAA-CREF	TIME WARNER CABLE	TIME WARNER CABLE — ALBANY DIVISION

TIME WARNER CABLE — AUSTIN DIVISION	TIME WARNER CABLE — BINGHAMTON DIVISION	TIME WARNER CABLE — BUFFALO CORPORATE

TIME WARNER CABLE — BUFFALO DIVISION	TIME WARNER CABLE — CAROLINAS REGION	TIME WARNER CABLE — CHARLOTTE CORPORATE

TIME WARNER CABLE — CHARLOTTE DIVISION	TIME WARNER CABLE — COUDERSPORT CORPORATE	TIME WARNER CABLE — EASTERN CAROLINA DIVISION

TIME WARNER CABLE — ENGLEWOOD CORPORATE	TIME WARNER CABLE — GREENSBORO DIVISION	TIME WARNER CABLE — HAWAII DIVISION

TIME WARNER CABLE — KANSAS CITY DIVISION	TIME WARNER CABLE — L.A. COUNTY DIVISION	TIME WARNER CABLE — LOS ANGELES REGION

TIME WARNER CABLE — MID-OHIO DIVISION	TIME WARNER CABLE — NATIONAL DIVISION	TIME WARNER CABLE — NEBRASKA DIVISION

TIME WARNER CABLE — NEW YORK CITY DIVISION	TIME WARNER CABLE — NEW YORK/NEW ENGLAND REGION	TIME WARNER CABLE — NORTH TEXAS DIVISION

TIME WARNER CABLE — NORTHEAST OHIO DIVISION	TIME WARNER CABLE — OHIO/WISCONSIN REGION	TIME WARNER CABLE — PORTLAND DIVISION

TIME WARNER CABLE — RALEIGH DIVISION	TIME WARNER CABLE — ROAD RUNNER	TIME WARNER CABLE — ROCHESTER DIVISION

TIME WARNER CABLE — SAN ANTONIO DIVISION	TIME WARNER CABLE — SAN DIEGO DIVISION	TIME WARNER CABLE — SOUTH CAROLINA DIVISION

TIME WARNER CABLE — SOUTHWEST DIVISION	TIME WARNER CABLE — SOUTHWEST OHIO DIVISION	TIME WARNER CABLE — SYRACUSE DIVISION

TIME WARNER CABLE — TEXAS REGION	TIME WARNER CABLE — WACO DIVISION	TIME WARNER CABLE — WISCONSIN DIVISION

TIME WARNER TELECOM, INC.	TITLE RESOURCE GROUP	TIW CORPORATION

TJX COMPANIES, INC.	TM GE AUTOMATION SYSTEMS, LLC	TOSHIBA AMERICA BUSINESS SOLUTIONS, INC.

TOSHIBA AMERICA MEDICAL SYSTEMS, INC.	TOWER AUTOMOTIVE, INC.	TRANSUNION, LLC

TRANSYLVANIA UNIVERSITY	TRAVIS COUNTY	TREBOL USA, LLC

TRIAD FINANCIAL CORPORATION	TRINITY HEALTH	TWEEN BRANDS, INC.

TXU CORPORATION	TXU CORPORATION — TXU ELECTRIC DELIVERY	TXU CORPORATION — TXU ENERGY RETAIL

TXU CORPORATION — TXU ENERGY WHOLESALE	TXU CORPORATION — TXU POWER	TYCO ELECTRONICS

U.S. CELLULAR CORPORATION	U.S. FOODSERVICE	UDR, INC.

ULTICOM	UNDERWRITERS LABORATORIES, INC.	UNISON

UNITED PARCEL SERVICE	UNITED RENTALS, INC.	UNITED STATES ENRICHMENT CORPORATION (USEC)

UNITED STATES STEEL CORPORATION	UNITED TECHNOLOGIES CORPORATION	UNITED TECHNOLOGIES CORPORATION — CARRIER CORPORATION

UNITED TECHNOLOGIES CORPORATION — FIRE & SECURITY	UNITED TECHNOLOGIES CORPORATION — HAMILTON SUNDSTRAND CORPORATION	UNITED TECHNOLOGIES CORPORATION — OTIS ELEVATOR COMPANY

UNITED TECHNOLOGIES CORPORATION — PRATT & WHITNEY	UNITED TECHNOLOGIES CORPORATION — SIKORSKY AIRCRAFT CORPORATION	UNITED TECHNOLOGIES CORPORATION — UTC FUEL CELLS

UNITEDHEALTH GROUP	UNITEDHEALTH GROUP — AMERICHOICE	UNITEDHEALTH GROUP — HEALTHCARE SERVICES

UNITEDHEALTH GROUP — INGENIX	UNITEDHEALTH GROUP — OVATIONS	UNITEDHEALTH GROUP — SPECIALIZED CARE SERVICES

UNITEDHEALTH GROUP — UNIPRISE	UNITRIN SPECIALTY	UNIVERSAL HEALTH SERVICES

UNIVERSITY HOSPITALS	UNIVERSITY HOSPITALS — BEDFORD MEDICAL CENTER	UNIVERSITY HOSPITALS — CASE MEDICAL CENTER

UNIVERSITY HOSPITALS — EXTENDED CARE CAMPUS	UNIVERSITY HOSPITALS — GEAUGA MEDICAL CENTER	UNIVERSITY HOSPITALS — GENEVA MEDICAL CENTER

UNIVERSITY HOSPITALS — HOME CARE SERVICES	UNIVERSITY HOSPITALS — UNIVERSITY MEDICAL SERVICES GROUP	UNIVERSITY OF ALABAMA AT BIRMINGHAM

UNIVERSITY OF ARKANSAS FOR MEDICAL SCIENCES	UNIVERSITY OF CENTRAL FLORIDA	UNIVERSITY OF CENTRAL MISSOURI

UNIVERSITY OF CHICAGO MEDICAL CENTER	UNIVERSITY OF COLORADO HOSPITAL	UNIVERSITY OF HOUSTON

UNIVERSITY OF ILLINOIS AT CHICAGO	UNIVERSITY OF ILLINOIS MEDICAL CENTER AT CHICAGO	UNIVERSITY OF LOUISVILLE

UNIVERSITY OF MARYLAND MEDICAL CENTER	UNIVERSITY OF MEMPHIS	UNIVERSITY OF MIAMI

UNIVERSITY OF MICHIGAN	UNIVERSITY OF MINNESOTA — CROOKSTON	UNIVERSITY OF MINNESOTA — DULUTH

UNIVERSITY OF MINNESOTA — MORRIS	UNIVERSITY OF MINNESOTA — TWIN CITIES	UNIVERSITY OF MISSOURI

UNIVERSITY OF MISSOURI — COLUMBIA	UNIVERSITY OF MISSOURI — HEALTH SYSTEM	UNIVERSITY OF NEW MEXICO

UNIVERSITY OF PENNSYLVANIA	UNIVERSITY OF PITTSBURGH MEDICAL CENTER	UNIVERSITY OF SOUTH FLORIDA

UNIVERSITY OF TEXAS HEALTH SCIENCE CENTER	UNIVERSITY OF VIRGINIA HEALTH SYSTEM	UPONOR, INC.

US AIRWAYS/CORPORATE HQ	US BANK	US FEDERAL CREDIT UNION

US INVESTIGATIONS SERVICES	US ONCOLOGY, INC.	USG CORPORATION

USG CORPORATION — L&W SUPPLY	USG CORPORATION — UNITED STATES GYPSUM COMPANY	UST

UTAH TRANSIT AUTHORITY	VALERO ENERGY CORPORATION	VANDERBILT UNIVERSITY MEDICAL CENTER

VCU HEALTH SYSTEMS — VCU HOSPITAL	VENTURA FOODS, LLC	VERISIGN, INC.

VERIZON COMMUNICATIONS	VIACOM CORPORATE	VIAD CORPORATION

VINSON & ELKINS, LLP	VIRGINIA STATE BAR	VIRGINIA UNITED METHODIST HOMES, INC.

VIRGINIA UNITED METHODIST HOMES, INC. — HERMITAGE AT CEDARFIELD	VIRGINIA UNITED METHODIST HOMES, INC. — HERMITAGE ON THE EASTERN SHORE	VIRGINIA UNITED METHODIST HOMES, INC. — ROANOKE UNITED METHODIST HOME

VIRGINIA UNITED METHODIST HOMES, INC. — ROPER HOME	VIRGINIA UNITED METHODIST HOMES, INC. — THE HERMITAGE	VIRGINIA UNITED METHODIST HOMES, INC. — THE HERMITAGE IN NORTHERN VIRGINIA

VISION SERVICE PLAN	VISITING NURSE SERVICE OF NEW YORK	VISTAPRINT

VISTAR CORPORATION	VISTAR CORPORATION — ANAHEIM CA	VISTAR CORPORATION — ATLANTA, FOOD

VISTAR CORPORATION — ATLANTA, SPECIALTY	VISTAR CORPORATION — B BRANDS	VISTAR CORPORATION — DALLAS TX

VISTAR CORPORATION — DENVER CO	VISTAR CORPORATION — DONSONS DISTRIBUTING	VISTAR CORPORATION — GREENSBORO NC

VISTAR CORPORATION — HOUSTON TX	VISTAR CORPORATION — ILLINOIS	VISTAR CORPORATION — INDIANAPOLIS IN

VISTAR CORPORATION — KANSAS CITY	VISTAR CORPORATION — KENTUCKY	VISTAR CORPORATION — LIVERMORE CA

VISTAR CORPORATION — MICHIGAN	VISTAR CORPORATION — MID ATLANTIC	VISTAR CORPORATION — MINNESOTA

VISTAR CORPORATION — MODESTO CA	VISTAR CORPORATION — NEW ENGLAND	VISTAR CORPORATION — NEW YORK

VISTAR CORPORATION — NORTH TEXAS	VISTAR CORPORATION — NORTHERN CALIFORNIA	VISTAR CORPORATION — OHIO

VISTAR CORPORATION — ONTARIO CA	VISTAR CORPORATION — ORLANDO FL	VISTAR CORPORATION — PORTLAND OR

VISTAR CORPORATION — PORTLAND VEND PRODUCTS	VISTAR CORPORATION — RICE MN	VISTAR CORPORATION — ROMA-FLORIDA

VISTAR CORPORATION — ROMA-NEW JERSEY	VISTAR CORPORATION — ROMA-NORTH CAROLINA	VISTAR CORPORATION — SPRINGFIELD MO

VISTAR CORPORATION — TEMPE AZ	VISTAR CORPORATION — TENNESSEE	VISTAR CORPORATION — VEND SOURCE

VISTEON CORPORATION	VITAS HEALTHCARE CORPORATION	VIVENDI

VOLVO FINANCIAL SERVICES	VOLVO FINANCIAL SERVICES — VOLVO NORTH AMERICAN TRANSACTION SERVICES	VON ROLL USA, INC. — NEW YORK

VONAGE HOLDINGS CORPORATION	VULCAN MATERIALS COMPANY	VULCAN MATERIALS COMPANY — MIDEAST DIVISION

VULCAN MATERIALS COMPANY — MIDSOUTH DIVISION	VULCAN MATERIALS COMPANY — MIDWEST DIVISION	VULCAN MATERIALS COMPANY — SOUTHEAST DIVISION

VULCAN MATERIALS COMPANY — SOUTHERN GULF COAST DIVISION	VULCAN MATERIALS COMPANY — SOUTHWEST DIVISION	VULCAN MATERIALS COMPANY — WESTERN DIVISION

VWR INTERNATIONAL	W-H ENERGY SERVICES, INC.	W. R. GRACE

W. R. GRACE — GRACE DAVISON	W. R. GRACE — GRACE PERFORMANCE CHEMICALS	W.C. BRADLEY CO.

W.C. BRADLEY CO. — CHAR-BROIL	W.C. BRADLEY CO. — LAMPLIGHT FARMS	W.C. BRADLEY CO. — ZEBCO

W.L. GORE & ASSOCIATES, INC.	W.W. GRAINGER, INC.	WACHOVIA

WACKENHUT SERVICES, INC. — SAVANNAH RIVER SITE	WADDELL & REED	WAGGENER EDSTROM WORLDWIDE

WASHINGTON METROPOLITAN AREA TRANSIT AUTHORITY	WASHINGTON MUTUAL, INC.	WASHINGTON SUBURBAN SANITARY COMMISSION

WATSON PHARMACEUTICALS, INC.	WAYNE MEMORIAL HOSPITAL, INC.	WEBSTER BANK (WEBSTER FINANCIAL CORPORATION)

WEBSTER BANK (WEBSTER FINANCIAL CORPORATION) — HSA BANK	WEBSTER BANK (WEBSTER FINANCIAL CORPORATION) — WEBSTER INSURANCE	WEGMANS FOOD MARKETS, INC.

WEIL, GOTSHAL & MANGES, LLP	WEILL MEDICAL COLLEGE	WELLCARE HEALTH PLANS

WELLPOINT, INC.	WELLS FARGO BANK	WELLS’ DAIRY, INC.

WELLSPAN HEALTH	WELLSTAR HEALTH SYSTEM	WELTMAN, WEINBERG & REIS CO., LPA

WENDY’S INTERNATIONAL, INC.	WENDY’S INTERNATIONAL, INC. — THE NEW BAKERY COMPANY OF OHIO, INC.	WEST BEND MUTUAL INSURANCE COMPANY

WEST PENN ALLEGHENY HEALTH SYSTEM — ALLE-KISKI MEDICAL CENTER	WEST PENN ALLEGHENY HEALTH SYSTEM — ALLEGHENY GENERAL HOSPITAL & SUBURBAN CAMPUS	WEST PENN ALLEGHENY HEALTH SYSTEM — CANONSBURG GENERAL HOSPITAL

WEST PENN ALLEGHENY HEALTH SYSTEM — THE WESTERN PENNSYLVANIA HOSPITAL	WEST PENN ALLEGHENY HEALTH SYSTEM — THE WESTERN PENNSYLVANIA HOSPITAL-FORBES REGIONAL CAMPUS	WEST VIRGINIA UNIVERSITY

WESTERN MICHIGAN UNIVERSITY	WESTINGHOUSE ELECTRIC COMPANY	WESTINGHOUSE SAVANNAH RIVER COMPANY

WESTLAKE CHEMICAL CO.	WHEATON FRANCISCAN HEALTHCARE	WHEATON FRANCISCAN HEALTHCARE — ST. JOSEPH REGIONAL MEDICAL CENTER

WHIRLPOOL CORPORATION	WHOLE FOODS MARKET	WILDER FOUNDATION

WILLIAM BLAIR & COMPANY, LLC	WILLIAMS-SONOMA, INC.	WILMER CUTLER PICKERING HALE & DORR

WILMINGTON TRUST CORPORATE	WILMINGTON TRUST CORPORATE — REGIONAL BANKING DIVISION	WILMINGTON TRUST CORPORATE — WEALTH ADVISORY SERVICES DIVISION

WINN-DIXIE STORES, INC.	WINSTON INDUSTRIES, LLC	WINTERTHUR U.S. HOLDINGS

WISCONSIN COURT SYSTEM	WISCONSIN PHYSICIANS SERVICE	WM. WRIGLEY JR. COMPANY

WM. WRIGLEY JR. COMPANY — NORTH AMERICA & PACIFIC	WOLTERS KLUWER, INC.	WOLTERS KLUWER, INC. — CORPORATE LEGAL SERVICE

WOLTERS KLUWER, INC. — FINANCIAL SERVICES	WOLTERS KLUWER, INC. — TAX AND ACCOUNTING	WOLTERS KLUWER, INC. — WK HEALTH GROUP

WOLTERS KLUWER, INC. — WKH CLINICAL TOOLS	WOLTERS KLUWER, INC. — WKH MEDICAL RESEARCH	WOLTERS KLUWER, INC. — WKH PHARMA SOLUTIONS

WOLTERS KLUWER, INC. — WKH PROFESSIONAL EDUCATION	WORLD KITCHEN	WORLDSPAN

WORTHINGTON INDUSTRIES	WRIGHT EXPRESS CORPORATION	WRIGHT LINE, LLC

WRIGHT STATE UNIVERSITY	WYETH	WYETH — CONSUMER HEALTHCARE

WYETH — CONSUMER HEALTHCARE DIVISION	WYNDHAM WORLDWIDE — RCI GLOBAL VACATION NETWORK	XL CAPITAL, LTD. — XL AMERICA

XO COMMUNICATIONS, INC.	XTO ENERGY, INC.	YALE NEW HAVEN HEALTH SYSTEM — YALE NEW HAVEN HOSPITAL

YALE UNIVERSITY	YAMAHA CORPORATION OF AMERICA	YAMAHA CORPORATION OF AMERICA — YAMAHA COMMERCIAL AUDIO SYSTEMS

YAMAHA CORPORATION OF AMERICA — YAMAHA ELECTRONICS CORPORATION	YAZAKI NORTH AMERICA, INC.	YESHIVA UNIVERSITY

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002CS-61323	Ryder System, Inc.
11690 N.W. 105th Street Miami, Florida 33178 w.w.w.ryder.com

000004

Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

 Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 2, 2008.

Vote by Internet • Log on to the Internet and go to www.investorvote.com/R • Follow the steps outlined on the secured website.

Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ☒	• Follow the instructions provided by the recorded message.

Annual Meeting Proxy Card	C0123456789	12345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the director nominees listed and FOR Proposals 2 and 3.

1.	Election of Directors for a three-year term of office expiring at the 2011 Annual Meeting:						+

		01 - L. Patrick Hassey	02 - Lynn M. Martin			03 - Hansel E. Tookes, II

	☐	Mark here to vote FOR all nominees

	☐	Mark here to WITHHOLD vote from all nominees

			01	02	03

	☐	For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right.	☐	☐	☐

		For	Against	Abstain			For	Against	Abstain

2.	Approval of an Amendment to the Ryder System, Inc. 2005 Equity Compensation Plan.	☐	☐	☐	3.	Ratification of PricewaterhouseCoopers LLP as independent auditor.	☐	☐	☐

I hereby authorize the proxy committee, in their discretion, to vote for an alternate director nominee if any nominee listed herein is unavailable, and to use their discretion to vote on any other matters that may be properly presented before the Annual Meeting and at any adjournment of the Annual Meeting.

B Non-Voting Items
Change of Address — Please print new address below.	Comments — Please print your comments below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

Directions to the Annual Meeting
Directions: Take State Road 836 west to the Florida
     Turnpike North. Exit on to NW 106th Street. Turn Right
          onto NW 112th Avenue. Turn Right onto NW 105th Street.
Ryder Headquarters will be on the left.

▼IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

Proxy — Ryder System, Inc.

ANNUAL MEETING — MAY 2, 2008
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints Gregory T. Swienton, Robert E. Sanchez and Robert D. Fatovic, as true and lawful agents and proxies with full power of substitution in each, to represent the undersigned on all matters to come before the meeting and to vote as designated below, all the shares of common stock of RYDER SYSTEM, INC., held of record by the undersigned on March 7, 2008, during or at any adjournment of the Annual Meeting of Shareholders to be held at 10:00 a.m., EDT at the Ryder System, Inc. Headquarters, 11690 NW 105 Street, Miami, Florida 33178 on Friday, May 2, 2008.
ON THE REVERSE SIDE OF THIS CARD YOU MAY SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES OR SIMPLY SIGN AND RETURN THIS CARD TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. UNLESS YOU VOTE BY TELEPHONE OR INTERNET, YOU MUST SIGN THIS CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT THE PROXY COMMITTEE MAY VOTE YOUR SHARES.
If you want to vote in accordance with the recommendations of the Board of Directors, simply sign on the reverse side and return this card.
The Board of Directors recommends a vote “FOR” Proposals 1, 2, and 3.
Regardless of whether or not you plan to attend the Annual Meeting of Shareholders, you can be sure your shares are represented at the Meeting by promptly returning your proxy (on the reverse side) in the enclosed envelope. Thank you for your attention to this important matter.
THIS IS YOUR PROXY. YOUR VOTE IS IMPORTANT
ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS - If you would like to receive Ryder’s proxy materials more quickly and reduce the costs of printing and mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions on the reverse side to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.